------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                          Reported) February 27, 2001


         CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as depositor under the Pooling and Servicing Agreement, dated as of February 1, 2001, relating to the Washington Mutual Bank, FA Mortgage-Backed Pass-Through Certificates, Series 2001-WM2).

             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
-----------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

                  Delaware                                     333-37616                            13-3320910
--------------------------------------            --------------------------------       ------------------------
        (State or Other Jurisdiction                       (Commission                        (I.R.S. Employer
            of Incorporation)                              File Number)                       Identification No.)


Eleven Madison Avenue
New York, New York                                                                               10010
-------------------------                                                                        ------
Address of Principal                                                                            (Zip Code)
Executive Offices)



Registrant's telephone number, including area code (212) 325-2000
                                                   --------------
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
Item 5.        Other Events.
----           ------------

         On February 27, 2001, Credit Suisse First Boston Mortgage Securities Corp. entered into a Pooling and Servicing Agreement dated as of February 1, 2001 (the "Pooling and Servicing Agreement"), by and among Credit Suisse First Boston Mortgage Securities Corp., as depositor, Washington Mutual Bank, FA, as seller and servicer, Washington Mutual Bank fsb, as seller, Washington Mutual Bank, as seller, and U.S. Bank National Association, as trustee. The Pooling and Servicing Agreement is annexed hereto as Exhibit 1.

Item 7.           Financial Statements, Pro Forma Financial
-------           -----------------------------------------
                  Information and Exhibits.
                  ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         1.       Pooling and Servicing Agreement

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CREDIT SUISSE FIRST BOSTON MORTGAGE
                                       SECURITIES CORP.



                                      By: : /s/ Kari Roberts
                                           -----------------------
                                           Name:  Kari Roberts
                                           Title:  Vice President




Dated: March 12, 2001

                                 Exhibit Index
                                 -------------

Exhibit                                                                Page
-------                                                                ----

1.       Pooling and Servicing Agreement                                 6

                                                  EXHIBIT 1


==============================================================================



             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.,


                                  Depositor,


                          WASHINGTON MUTUAL BANK, FA,

                             Seller and Servicer,


                          WASHINGTON MUTUAL BANK fsb


                                    Seller,


                            WASHINGTON MUTUAL BANK,


                                    Seller


                                      and


                        U.S. BANK NATIONAL ASSOCIATION,

                                    Trustee



                        POOLING AND SERVICING AGREEMENT

                         Dated as of February 1, 2001

                                  relating to

                  MORTGAGE-BACKED PASS-THROUGH CERTIFICATES,
                                SERIES 2001-WM2




=============================================================================

                               TABLE OF CONTENTS

                               Table of Contents
                                                                          Page
                                                                          ----

                                   ARTICLE I
                                  DEFINITIONS


                                  ARTICLE II
           CONVEYANCE OF TRUST FUND; REPRESENTATIONS AND WARRANTIES

               SECTION 2.01     Conveyance of Trust Fund....................29
               SECTION 2.02     Acceptance by Trustee.......................31
               SECTION 2.03     Representations, Warranties and Covenants of
                                the Sellers.................................32
               SECTION 2.04 Representations, Warranties and Covenants of the Sellers with respect to the Mortgage
                                Loans.......................................33
               SECTION 2.05     Issuance of Certificates....................42
               SECTION 2.06     REMIC Provisions............................42
               SECTION 2.07     Representations and Warranties of the
                                Servicer....................................46

                                  ARTICLE III
                ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

               SECTION 3.01     Servicing Standard..........................48
               SECTION 3.02     Sub-Servicing Agreements between Servicer
                                and Sub-Servicers; Enforcement of the
                                Obligations of Sub-Servicers................49
               SECTION 3.03     Termination of the Rights of Sub-Servicers..50
               SECTION 3.04     Liability of the Servicer...................50
               SECTION 3.05     Rights of the Depositor, the Sellers and
                                the Trustee in Respect of the Servicer......51
               SECTION 3.06     Trustee to Act as Servicer..................51
               SECTION 3.07     Collection of Mortgage Loan Payments........51
               SECTION 3.08     Collection of Taxes, Assessments and
                                Similar Items; Escrow Accounts..............53
               SECTION 3.09     Permitted Withdrawals from the Custodial
                                Account.....................................55
               SECTION 3.10     Maintenance of Primary Mortgage Insurance
                                Policies; Collections Thereunder............56
               SECTION 3.11     Maintenance of Hazard Insurance and Errors
                                and Omissions and Fidelity Coverage.........57
               SECTION 3.12     Enforcement of Due-On-Sale Clauses;
                                Assumption Agreements.......................59
               SECTION 3.13     Realization Upon Defaulted Mortgage Loans...60
               SECTION 3.14     Trustee to Cooperate; Release of Trustee
                                Mortgage Files..............................63
               SECTION 3.15     Documents, Records and Funds in Possession
                                of Servicer to be Held for the Depositor and
                                the Trustee for the Benefit of the
                                Certificateholders..........................64
               SECTION 3.16     Servicing Compensation......................65
               SECTION 3.17     Reports to the Depositor; Account
                                Statements..................................65
               SECTION 3.18     Annual Statement as to Compliance...........65
               SECTION 3.19     Annual Independent Public Accountants'
                                Servicing Report............................66
               SECTION 3.20     Reports to Trustee..........................66

                                  ARTICLE IV
                 PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS

               SECTION 4.01     Certificate Account.........................67
               SECTION 4.02     Distributions...............................67
               SECTION 4.03     Allocation of Realized Losses...............72
               SECTION 4.04     Monthly Statements to Certificateholders....74

                                   ARTICLE V
                                   ADVANCES

               SECTION 5.01     Monthly Advances by the Servicer............76
               SECTION 5.02     Monthly Advances for Attorneys' Fees........76
               SECTION 5.03     Nonrecoverable Advances.....................77
               SECTION 5.04     Advance Procedures..........................77

                                  ARTICLE VI
                               THE CERTIFICATES

               SECTION 6.01     The Certificates............................78
               SECTION 6.02     Registration of Transfer and Exchange of
                                Certificates................................78
               SECTION 6.03     Mutilated, Destroyed, Lost or Stolen
                                Certificates................................83
               SECTION 6.04     Persons Deemed Owners.......................84
               SECTION 6.05     Access to List of Certificateholders' Names
                                and Addresses...............................84
               SECTION 6.06     Maintenance of Office or Agency.............84
               SECTION 6.07     Book-Entry Certificates.....................84
               SECTION 6.08     Notices to Clearing Agency..................85
               SECTION 6.09     Definitive Certificates.....................85

                                  ARTICLE VII
                  THE DEPOSITOR, THE SELLERS AND THE SERVICER

               SECTION 7.01     Liabilities of the Sellers, the Depositor
                                and the Servicer............................87
               SECTION 7.02     Merger or Consolidation of the Depositor,
                                the Sellers, or the Servicer................87
               SECTION 7.03     Limitation on Liability of the Depositor,
                                the Sellers, the Servicer and Others........88
               SECTION 7.04     Servicer Not to Resign......................88
               SECTION 7.05     Sellers and Servicer May Own Certificates...88
               SECTION 7.06     Obligations of the Sellers..................89

                                 ARTICLE VIII
                                    DEFAULT

               SECTION 8.01     Events of Default...........................90
               SECTION 8.02     Trustee to Act; Appointment of Successor....91
               SECTION 8.03     Notification to Certificateholders..........92
               SECTION 8.04     Waiver of Events of Default.................93

                                  ARTICLE IX
                            CONCERNING THE TRUSTEE

               SECTION 9.01     Duties of Trustee...........................94
               SECTION 9.02     Certain Matters Affecting the Trustee.......95
               SECTION 9.03     Trustee Not Liable for Certificates or
                                Mortgage Loans..............................97
               SECTION 9.04     Trustee May Own Certificates................97
               SECTION 9.05     Trustee's Fees and Expenses.................97
               SECTION 9.06     Eligibility Requirements for Trustee........98
               SECTION 9.07     Resignation and Removal of Trustee..........98
               SECTION 9.08     Successor Trustee...........................99
               SECTION 9.09     Merger or Consolidation of Trustee..........99
               SECTION 9.10     Appointment of Co-Trustee or Separate
                                Trustee.....................................99
               SECTION 9.11     Office of the Trustee......................101
               SECTION 9.12     Tax Returns................................101
               SECTION 9.13     Monthly Reports............................101

                                   ARTICLE X
                                  TERMINATION

               SECTION 10.01    Termination upon Liquidation or Repurchase
                                of all Mortgage Loans.....................102
               SECTION 10.02    Procedure Upon Optional Termination.......102
               SECTION 10.03    Additional Termination Requirements.......103

                                  ARTICLE XI
                           MISCELLANEOUS PROVISIONS

               SECTION 11.01    Amendment.................................105
               SECTION 11.02    Recordation of Agreement; Counterparts....106
               SECTION 11.03    Governing Law.............................106
               SECTION 11.04    Intention of Parties......................106
               SECTION 11.05    Notices...................................108
               SECTION 11.06    Severability of Provisions................108
               SECTION 11.07    Limitation on Rights of
                                Certificateholders........................108
               SECTION 11.08    Certificates Nonassessable and Fully Paid.109
               SECTION 11.09    Protection of Assets......................109

                                   EXHIBITS


Exhibit A:   Form of Class A Certificate                                  A-1
Exhibit B:   Form of Class M-1 Certificate                                B-1
Exhibit C:   Form of Class B (Public) Certificate                         C-1
Exhibit D:   Form of Class B (Private) Certificate                        D-1
Exhibit E:   Form of Class S Certificate                                  E-1
Exhibit F:   Form of Class P Certificate                                  F-1
Exhibit G:   Form of Class R Certificate                                  G-1
Exhibit H:   Schedule of Mortgage Loans                                   H-1
Exhibit I:   Form of Initial Certification of Trustee                     I-1
Exhibit J:   Form of Final Certification of Trustee                       J-1
Exhibit K:   Form of Request for Release                                  K-1
Exhibit L:   Form of Investor Representation Letter                       L-1
Exhibit M:   Form of Transferor Representation Letter                     M-1
Exhibit N:   Form of Investor Transfer Affidavit and Agreement            N-1
Exhibit O:   Form of Transfer Certificate                                 O-1
Exhibit P:   WMBFA Mortgage Loans                                         P-1
Exhibit Q:   WMBFSB Mortgage Loans                                        Q-1
Exhibit R:   WMB Mortgage Loans                                           R-1

                  THIS POOLING AND SERVICING AGREEMENT, dated as of February 1, 2001, is hereby executed by and between CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP., a Delaware corporation, as depositor (the "Depositor"), WASHINGTON MUTUAL BANK, FA, a federally chartered savings association, as servicer (in such capacity, the "Servicer") and as a seller (in such capacity, a "Seller" or "WMBFA"), WASHINGTON MUTUAL BANK fsb (in such capacity, a "Seller" or "WMBFSB"), and WASHINGTON MUTUAL BANK (in such capacity, a "Seller" or "WMB" and together with WMBFA and WMBFSA, the "Sellers") and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as trustee (the "Trustee"). Capitalized terms used in this Agreement and not otherwise defined will have the meanings assigned to them in Article I below.

                             PRELIMINARY STATEMENT

                  The Depositor is the owner of the Trust Fund that is hereby conveyed to the Trustee in return for the Certificates. The Trust Fund for federal income tax purposes will consist of two REMICs. The Subsidiary REMIC will consist of all of the assets constituting the Trust Fund and will be evidenced by the Class 1-A-1, Class 1-A-2, Class 1-S, Class 1-P, Class 2-A, Class 2-S, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3 Interests (collectively, the "Subsidiary REMIC Regular Interests"), which will be uncertificated and will represent the "regular interests" in the Subsidiary REMIC and the SR Interest as the single "residual interest" in the Subsidiary REMIC. The Trustee will hold the Subsidiary REMIC Regular Interests. The Master REMIC will consist of the Subsidiary REMIC Regular Interests and will be evidenced by the Regular Certificates (which will represent the "regular interests" in the Master REMIC) and the MR Interest as the single "residual interest" in the Master REMIC. The Class R Certificates will represent beneficial ownership of the SR Interest and the MR Interest. The "latest possible maturity date" for federal income tax purposes of all interests created hereby will be the Scheduled Final Distribution Date.

                  The following table sets forth characteristics of the Certificates, each of which, except for the Class R Certificates, is hereby designated as a "regular interest" in the Master REMIC, together with the minimum denominations and integral multiples in excess thereof in which such Classes shall be issuable (except that one Certificate of each Class of Certificates may be issued in a different amount and, in addition, one Residual Certificate representing the Tax Matters Person Certificate may be issued in a different amount):

==================================================================================================================
                                                                                                    Integral
                                                        Pass-                                       Multiples
       Class             Initial Certificate           Through               Minimum              in Excess of
    Designation           Principal Balance              Rate             Denomination               Minimum
------------------------------------------------------------------------------------------------------------------
   Class I-A-1           $115,000,000                   7.00%                  $1,000.00               $1
   Class I-A-2           $201,008,900                   7.25%                  $1,000.00               $1
   Class I-A-3                     (1)                  7.25%                      20%                 N/A
   Class II-A             $48,163,000                   7.00%                  $1,000.00               $1
   Class M-1               $6,425,586                    (5)                   $1,000.00               $1
   Class M-2               $2,645,239                    (5)                   $1,000.00               $1
   Class M-3               $1,511,565                    (5)                   $1,000.00               $1
   Class B-1               $1,133,674                    (5)                 $100,000.00               $1
   Class B-2                 $566,836                    (5)                 $100,000.00               $1
   Class B-3                 $944,734.29                 (5)                 $100,000.00               $1
   Class I-P                 $491,783                    (2)                   $1,000.00               $1
   Class I-S                       (3)                   (4)                     20%                   N/A
   Class II-S                      (3)                   (4)                     20%                   N/A
   Class R                       $100                   7.25%                    20%                   N/A
==================================================================================================================

--------------
(1) The Class I-A-3 Certificates will be Interest Only Certificates. The Class I-A-3 Certificates will have no principal balance and will bear interest on its Class Notional Amount. The Initial Class Notional Amount for the Class I-A-3 Certificates will be $3,965,517. Solely for federal income tax purposes, the Class I-A-3 Certificates will have a notional amount equal to the Certificate Principal Balance of the Class I-A-1 Certificates and a pass-through rate of 0.25% per annum.

(2) The Class I-P Certificates will be Principal Only Certificates and will not bear interest.

(3) The Class I-S and Class II-S Certificates will be Interest Only Certificates. The Class Class I-S and Class II-S Certificates will have no principal balance and will bear interest on its Class Notional Amount. The initial Class Notional Amount of the Class I-S Certificates will be $1,280,411. The initial Class Notional Amount of the Class II-S Certificates will be $4,993,799. Solely for federal income tax purposes, the Class I-S Certificates and Class II-S Certificates will accrue interest at a pass-through rate equal to the excess of the weighted average Net Mortgage Rates of the Mortgage Loans in Loan Group I and Loan Group II, respectively, over 7.25% and 7.00%, respectively, and a notional amount equal to the Mortgage Loans in Loan Group I and Loan Group II, respectively.

(4) The Class I-S Certificates will accrue interest at a Pass-Through Rate equal to the excess of the average of the Net Mortgage Rates of the Premium Rate Mortgage Loans in Loan Group I, weighted on the basis of their Stated Principal Balances, over 7.25% per annum. The Class II-S Certificates will accrue interest at a Pass-Through Rate equal to the excess of the average of the Net Mortgage Rates of the Premium Rate Mortgage Loans in Loan Group II, weighted on the average of their Stated Principal Balances, over 7.00% per annum.

(5) On any Distribution Date, the Pass-Through Rate for each Class of Class M certificates and Class B certificates will be equal to the fraction, expressed as a percentage, the numerator of which is (a) the sum of (1) the product of (x) 7.25% per annum and (y) the Subordinate Component Balance for Loan Group I immediately prior to that Distribution Date and (ii) the product of (x) 7.00% per annum and (y) the Subordinate Component Balance for Loan Group II immediately prior to that Distribution Date and the denominator of which is (b) the sum of the Subordinate Component Balances for Loan Group I and Loan Group II immediately prior to that Distribution Date. For the first Distribution Date, the Pass-Through Rate for each of the Class M and Class B Certificates will be 7.217% per annum.

                  The Class R Certificates will represent the beneficial ownership of the SR Interest (described in the table below) and the MR Interest. The initial principal balance and the interest rate applicable to the MR Interest shall be equal to the initial Class Principal Balance and Pass-Through Rate, respectively, of the Class R Certificates.

                  The Subsidiary REMIC Regular Interests and the SR Interest shall have the following principal balances and pass-through rates, and will allocate principal and interest, in the manner set forth in the following table:

                                    Initial               Initial
                                   Principal            Pass-Through         Allocation of
Subsidiary REMIC Interest           Balance                 Rate               Principal         Allocation of Interest
1-A-1                              $115,000,000            7.25%                 I-A-1              I-A-1, I-A-3
1-A-2                              $201,008,900            7.25%                 I-A-2                 I-A-2
1-S                                          (1)           7.25%                  N/A                   I-S
1-P                                    $491,783             (2)                   I-P                   N/A
2-A                                 $48,163,000            7.00%                 II-A                   II-A
2-S                                          (3)           7.00%                  N/A                   II-2
M-1                                  $6,425,586             (5)                   M-1                   M-1
M-2                                  $2,645,239             (5)                   M-2                   M-2
M-3                                  $1,511,565             (5)                   M-3                   M-3
B-1                                  $1,133,674             (5)                   B-1                   B-2
B-2                                    $566,863             (5)                   B-2                   B-2
B-3                                    $944,734.29          (5)                   B-3                   B-3
R                                          $100              0%                    R                     R
SR (6)                                      N/A             N/A                   N/A                   N/A

----------------------
(1) Interest will accrue on the notional amount of this class, initially equal to approximately $1,280,411. Solely for federal income tax purposes, the Class 1-S will have a notional balance equal to the Stated Principal Balance of the Mortgage Loans in Loan Group I and a pass-through rate equal to the excess of the weighted average of the Net Mortgage Rates for the Mortgage Loans in Loan Group I over 7.25%.
(2) This class of certificates is not entitled to payments in respect of interest.
(3) Interest will accrue on the notional amount of this class, initially equal to approximately $4,993,799. Solely for federal income tax purposes, the Class 2-S will have a notional balance equal to the Stated Principal Balance of the Mortgage Loans in Loan Group II and a pass-through rate equal to the excess of the weighted average of the Net Mortgage Rates for the Mortgage Loans in Loan Group II over 7.00%.
(4) This class of certificates is not entitled to payments in respect of interest.
(5) The interest rate on these classes will be a weighted average of (i) 7.25% with respect to the group I mortgage loans and (ii) 7.00% with respect to the group II mortgage loans, in each case weighted on the basis of their respective subordinate components. For this purpose, the subordinate component of each loan group is the excess of the aggregate principal balance of the mortgage loans in such group over the aggregate principal balance of the Class I-A-1 and Class I-A-2 Certificates in the case of the group I mortgage loans, and the Class II-A Certificates in the case the group II mortgage loans. For the first Distribution Date, the interest rate for each of these interests will be 7.217% per annum
(6) The SR Interest is the residual interest in the Subsidiary REMIC and will not be entitled to distributions of interest or principal.

                  Set forth below are designations of Classes or Components of Certificates to the categories used herein:

Book-Entry Certificates..............................     All  Classes  of  Certificates  other  than the  Physical
                                                          Certificates.

Class A Certificates.................................     The Class I-A-1,  Class I-A-2, Class I-A-3 and Class II-A
                                                          Certificates.

Class I-A Certificates...............................     The  Class   I-A-1,   Class   I-A-2   and   Class   I-A-3
                                                          Certificates.

Class B Certificates.................................     The Class B-1, Class B-2 and Class B-3 Certificates.

Class M Certificates.................................     The Class M-1, Class M-2 and Class M-3 Certificates.

Class P Certificates.................................     The Class I-P Certificates.

Class S Certificates.................................     The Class I-S and Class II-S Certificates.

ERISA-Restricted Certificates........................     Class R and Private Certificates.

Notional Amount Certificates.........................     Class I-S, Class II-S and Class I-A-3 Certificates.

Offered Certificates.................................     All  Classes  of  Certificates  other  than  the  Private
                                                          Certificates.

Private Certificates.................................     Class B-1, Class B-2 and Class B-3 Certificates.

Physical Certificates................................     Class R and Private Certificates.

Rating Agencies......................................     S&P and Fitch.

Regular Certificates.................................     All  Classes  of  Certificates  other  than  the  Class R
                                                          Certificates.

Residual Certificates................................     Class R Certificates.

Senior Certificates..................................     Class A, Class P, Class S and Class R Certificates.

Subordinate Certificates.............................     Class M-1,  Class M-2,  Class M-3,  Class B-1,  Class B-2
                                                          and Class B-3 Certificates.



                  All covenants and agreements made by the Depositor herein are for the benefit and security of the Certificateholders. The Depositor is entering into this Agreement, and the Trustee is accepting the trusts created hereby and thereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged. The principal balance of the Mortgage Loans as of the Cut-off Date is $377,891,417.29.

                  The parties hereto intend to effect an absolute sale and assignment of the Mortgage Loans to the Trustee for the benefit of Certificateholders under the Assignment Agreement and this Agreement. However, the Depositor will hereunder absolutely assign and, as a precautionary matter grant a security interest, in and to its rights, if any, in the related Mortgage Loans to the Trustee on behalf of Certificateholders to ensure that the interest of the Certificateholders hereunder in the Mortgage Loans is fully protected.

                         W I T N E S S E T H  T H A T:

                  In consideration of the mutual agreements herein contained, the Depositor, the Servicer, the Sellers and the Trustee agree as follows:

                                  ARTICLE I

                                  DEFINITIONS

                  Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

                  Acceptable Servicing Procedures: The procedures, including prudent collection and loan administration procedures, and the standard of care employed by prudent mortgage servicers which service mortgage loans of the same type as the Mortgage Loans in the jurisdictions in which the related Mortgaged Properties are located. Such standard of care shall not be lower than that the Servicer customarily employs and exercises in servicing and administering similar mortgage loans for its own account and shall be in full compliance with all federal, state and local laws, ordinances, rules and regulations.

                  Adverse REMIC Event:  As defined in Section 2.06(f).

                  Aggregate Subordinate Percentage: As of any date of determination, the aggregate Certificate Principal Balance of the Class M and Class B Certificates divided by the then outstanding aggregate Stated Principal Balance of the Group I and Group II Mortgage Loans.

                  Agreement: This Pooling and Servicing Agreement and any and all amendments or supplements hereto.

                  Allocable Share: As to any Distribution Date and any Mortgage Loan in a Loan Group (i) with respect to the Class I-S and Class II-S Certificates, (a) the ratio that (x) the excess, if any, of the Net Mortgage Rate with respect to such Mortgage Loan over the Required Coupon bears to (y) such Net Mortgage Rate or (b) if the Net Mortgage Rate with respect to such Mortgage Loan does not exceed the Required Coupon, zero, (ii) with respect to the Class P Certificates, zero and (iii) with respect to each other Class of Certificates in the related Certificate Group, the product of (a) the lesser of (I) the ratio that the Required Coupon bears to such Net Mortgage Rate and
(II) one, multiplied by (b) the ratio that the amount calculated with respect to such Distribution Date for such Class pursuant to clause (i) of the definition of Interest Distribution Amount (without giving effect to any reduction of such amount pursuant to Section 4.01I(d)) bears to the amount calculated with respect to such Distribution Date for each Class of Certificates of such Certificate Group pursuant to clause (i) of the definition of Interest Distribution Amount (without giving effect to any reduction of such amount pursuant to Section 4.01I(d)); provided, however with respect to the Subordinate Certificates, the calculation of the Interest Distribution Amount for such Classes pursuant to subclause (iii) above shall be based upon each such Class' pro rata share (based on Certificate Principal Balance) of the applicable Subordinate Component Balance for such Distribution Date.

                  Applicable Requirements: With respect to each Mortgage Loan,
(i) the terms of the Mortgage and Mortgage Note related to each Mortgage Loan,
(ii) the federal, state, local and foreign laws, statutes, rules, regulations, ordinances, standards, requirements, administrative rulings, orders and processes pertaining to Mortgage Loans, including but not limited to those pertaining to the processing, origination and servicing of the Mortgage Loans,
(iii) the requirements of the Trustee on behalf of the Certificateholders as set forth in this Agreement and (iv) the reasonable and customary mortgage servicing practices of prudent mortgage lending institutions which service mortgage loans of the same type as the Mortgage Loans in the jurisdictions in which the related Mortgaged Properties are located.

                  Applicable Seller: With respect to the WMB Mortgage Loans, WMB. With respect to the WMBFA Mortgage Loans, WMBFA. With respect to the WMBFSB Mortgage Loans, WMBFSB.

                  Appraised Value: With respect to any Mortgage Loan, the lesser of (i)the value set forth on the appraisal made in connection with the origination of the related Mortgage Loan as the value of the related Mortgaged Property or (ii)the purchase price paid for the Mortgaged Property, provided, however, in the case of a refinanced Mortgage Loan, such value shall be based solely on the appraisal made in connection with the origination of such Mortgage Loan.

                  Assignment Agreement: The Assignment Agreement, dated as of February 1, 2001, between Credit Suisse First Boston Mortgage Capital LLC, as assignor, and Credit Suisse First Boston Mortgage Securities Corp., as assignee.

                  Available Distribution Amount: With respect to any Distribution Date and each Certificate Group, the sum of: (i) all amounts in respect of Monthly Payments (net of the related Expense Fees) due on the Due Date in the month in which such Distribution Date occurs and received prior to the related Determination Date on the related Mortgage Loans, together with any Monthly Advances in respect thereof; (ii) all Insurance Proceeds and all Liquidation Proceeds received during the related Prepayment Period applicable to such Distribution Date on the related Mortgage Loans; (iii) all Principal Prepayments received during the Prepayment Period applicable to such Distribution Date on the related Mortgage Loans, excluding prepayment penalties and premiums; (iv) amounts received with respect to such Distribution Date as the Substitution Adjustment Amount or purchase price in respect of a Mortgage Loan in the related Loan Group repurchased by the Applicable Seller or the Servicer as of such Distribution Date, in the case of clauses (i) through (iv) above reduced by amounts in reimbursement for Monthly Advances previously made and other amounts as to which the Servicer is entitled to be reimbursed pursuant to Section 3.09; and (v) any amounts payable as Compensating Interest by the Servicer on such Distribution Date.

                  Bankruptcy Code: The United States Bankruptcy Code, as amended from time to time (11 U.S.C.).

                  Bankruptcy Coverage Termination Date: The point in time at which the Bankruptcy Loss Coverage Amount is reduced to zero.

                  Bankruptcy Loss: A Deficient Valuation or Debt Service Reduction; provided, however, that a Bankruptcy Loss shall not be deemed a Bankruptcy Loss hereunder so long as the Servicer has notified the Trustee in writing that the Servicer is diligently pursuing any remedies that may exist in connection with the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by the Servicer, in either case without giving effect to any Debt Service Reduction or Deficient Valuation.

                  Bankruptcy Loss Coverage Amount: As of any Determination Date, the Bankruptcy Loss Coverage Amount shall equal the Initial Bankruptcy Loss Coverage Amount as reduced by (i) the aggregate amount of Bankruptcy Losses allocated to the Certificates since the Cut-off Date and (ii) any permissible reductions in the Bankruptcy Loss Coverage Amount as evidenced by a letter of each Rating Agency to the Trustee to the effect that any such reduction will not result in a downgrading, or otherwise adversely affect, of the then current ratings assigned to the Classes of Certificates rated by it.

                  Beneficial Holder: A Person holding a beneficial interest in any Certificate through a Participant or an Indirect Participant or a Person holding a beneficial interest in any Definitive Certificate, as defined in
Section 6.07.

                  Book-Entry Certificates: As specified in the Preliminary Statement.

                  Business Day: Any day other than (i) a Saturday or a Sunday, or (ii) a day on which banking institutions in New York or the state in which the Servicer or the Corporate Trust Office are located are authorized or obligated by law or executive order to be closed.

                  Certificate: Any Class A, Class M, Class B, Class P, Class S or Class R Certificate executed and authenticated by the Trustee for the benefit of the Certificateholders in substantially the form or forms attached as Exhibits hereto.

                  Certificate Account: The separate account or accounts created and maintained by the Trustee pursuant to Section 4.01, in the name of the Trustee for the benefit of the Certificateholders for deposit of payments and collections in respect of the Mortgage Loans pursuant to Section 4.01 hereof, which account or accounts must be an Eligible Account or Accounts.

                  Certificate Principal Balance: On any date and with respect to the Class A (other than the Class I-A-3 Certificates), Class M, Class B and Class P Certificates, the Initial Certificate Principal Balance of such Class less the sum of (i) all amounts previously distributed to Holders of such Class with respect to principal pursuant to Section 4.02 and (ii) all amounts of Realized Losses previously allocated to such Class pursuant to Section 4.03.

                  Certificate Register: The register maintained pursuant to
Section 6.02(a) hereof.

                  Certificateholder or Holder: The Person in whose name a Certificate is registered in the Certificate Register.

                  Class: Each Class of the Class A, Class M, Class B, Class P, Class S or Class R Certificates, as appropriate.

                  Class A Certificates: As specified in the Preliminary
Statement.

                  Class B Certificates: As specified in the Preliminary
Statement.

                  Class I-A-3 Notional Amount: As to any Distribution Date will equal to the product of (a) 1/29th and (b) the Certificate Principal Balance of the Class I-A-1 Certificates immediately prior to such Distribution Date.

                  Class I-S Notional Amount: As to any Distribution Date will equal the product of (x) the aggregate Stated Principal Balance, as of the second preceding Due Date after giving effect to scheduled payments for that Due Date, whether or not received, or for the initial Distribution Date, as of the Cut-off Date, of the Premium Rate Mortgage Loans in Loan Group I and (y) a fraction, the numerator of which is the weighted average of the Stripped Interest Rates for the Premium Rate Mortgage Loans in Loan Group I as of that Due Date and the denominator of which is 7.25%.

                  Class II-S Notional Amount: As to any Distribution Date will equal the product of (x) the aggregate Stated Principal Balance, as of the second preceding Due Date after giving effect to scheduled payments for that Due Date, whether or not received, or for the initial Distribution Date, as of the Cut-off Date, of the Premium Rate Mortgage Loans in Loan Group II and (y) a fraction, the numerator of which is the weighted average of the Stripped Interest Rates for the Premium Rate Mortgage Loans in Loan Group II as of that Due Date and the denominator of which is 7.00%

                  Class Interest Shortfall: As to any Distribution Date and Class, the amount by which the amount described in clause (i) of the definition of Interest Distribution Amount for such Class, exceeds the amount of interest actually distributed on such Class on such Distribution Date.

                  Class M Certificates: As specified in the Preliminary
Statement.

                  Class Notional Amount: The Class I-S Notional Amount, Class II-S Notional Amount or Class I-A-3 Notional Amount, as applicable.

                  Class P Certificates: As specified in the Preliminary
Statement.

                  Class P Deferred Amount: As to any Distribution Date and Loan Group I, the aggregate of the applicable Class P Fraction of each Realized Loss, other than any Excess Loss or Extraordinary Loss, to be allocated to the Class I-P Certificates on such Distribution Date on or prior to the Senior Credit Support Depletion Date or previously allocated to such Class I-P Certificates and not yet paid to the Holders of such Class I-P Certificates.

                  Class P Fraction: With respect to any Class P Mortgage Loan in Loan Group I, a fraction, the numerator of which is 7.25% minus the Net Mortgage Rate on such Class P Mortgage Loan and the denominator of which is 7.25%.

                  Class P Mortgage Loan: Any Mortgage Loan in Loan Group I with a Net Mortgage Rate of less than 7.25%.

                  Class P Principal Distribution Amount: With respect to any Distribution Date and Loan Group I, an amount equal to the aggregate of, for all Class P Mortgage Loans in that Loan Group, the product for each such Class P Mortgage Loan of the applicable Class P Fraction and the sum of (x) scheduled payments of principal on such Class P Mortgage Loan due (whether or not received), including amounts which have been advanced as part of an Monthly Advance with respect to such Distribution Date and (y) the principal portion received in respect of such Class P Mortgage Loan during the prior calendar month of (1) Curtailments, (2) Insurance Proceeds, (3) the amount, if any, of repurchase proceeds received with respect to any such Mortgage Loan which was repurchased as permitted or required by this Agreement during the calendar month preceding the month of the Distribution Date, (4) Liquidation Proceeds and (5) Principal Prepayments in Full.

                  Class S Certificates: As specified in the Preliminary
Statement.

                  Class Unpaid Interest Amounts: As to any Distribution Date and Class of interest-bearing Certificates, the amount by which the aggregate Class Interest Shortfalls for such Class on prior Distribution Dates exceeds the amount distributed on such Class on prior Distribution Dates pursuant to clause (ii) of the definition of Interest Distribution Amount.

                  Clearing Agency: An organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended, which initially shall be DTC.

                  Code:  The Internal Revenue Code of 1986, as amended.

                  Compensating Interest Payment: For any Distribution Date, the lesser of (i) the aggregate Servicing Fee payable to the Servicer for such Distribution Date and (ii) the aggregate Prepayment Interest Shortfall for such Distribution Date.

                  Condemnation Proceeds: All awards or settlements in respect of a taking of all or part of a Mortgaged Property by exercise of the power of eminent domain or condemnation.

                  Corporate Trust Office: The designated office of the Trustee in the State of Minnesota at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of this Agreement is located at: 180 East Fifth Street, Attention: Structured Finance, St. Paul, Minnesota 55101.

                  Credit Support Depletion Date: The first Distribution Date on which on which the aggregate Certificate Principal Balance of the Class M and Class B Certificates has been or will be reduced to zero.

                  Curtailment: Any payment of principal on a Mortgage Loan, made by or on behalf of the related Mortgagor, other than a Monthly Payment, a prepaid Monthly Payment or a Principal Prepayment in Full, which is applied to reduce the outstanding Stated Principal Balance of the Mortgage Loan.

                  Custodial Account: The deposit account or accounts created and maintained by the Servicer pursuant to Section 3.07 hereof, which account or accounts must be Eligible Accounts.

                  Cut-off Date:  February 1, 2001.

                  Debt Service Reduction: With respect to Mortgage Loan, a reduction by a court of competent jurisdiction in a proceeding under the Bankruptcy Code in the Monthly Payment for such Mortgage Loan which became final and non-appealable, except such a reduction resulting from a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

                  Debt Service Reduction Mortgage Loan: Any Mortgage Loan that became the subject of a Debt Service Reduction.

                  Deficient Valuation: With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, or that results in a permanent forgiveness of principal, which valuation in either case results from a proceeding under the Bankruptcy Code.

                  Deleted Mortgage Loan: A Mortgage Loan replaced or to be replaced by a Replacement Mortgage Loan.

                  Delivery Date:  February 27, 2001.

                  Depositor: Credit Suisse First Boston Mortgage Securities Corp., a Delaware corporation, or its successor in interest.

                  Depository Agreement: The Letter of Representation dated as of February 26, 2001 by and among DTC, the Depositor and the Trustee.

                  Determination Date: With respect to each Distribution Date, the thirteenth (13th) day of each month (or if such day is not a Business Day, the next Business Day), commencing in the month following the end of the calendar month in which Cut-off Date occurs.

                  Disqualified Organization: Any organization defined as a "disqualified organization" under Section 860E(e)(5) of the Code, which includes any of the following: (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for the Freddie Mac, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in
Section 1381(a)(2)(C) of the Code, (v) an "electing large partnership" within the meaning of Section 775 of the Code, and (vi) any other Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an Ownership Interest in a Class R Certificate by such Person may cause the REMIC or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Class R Certificate to such Person. The terms "United States", "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

                  Distribution Date: The 21st day of any month, or if such 21st day is not a Business Day, the Business Day immediately following such 21st day, commencing in March 2001.

                  DTC:  The Depository Trust Company.

                  Due Date: With respect to any Distribution Date, the first day of the month in which the related Distribution Date occurs.

                  Due Period: With respect to any Distribution Date, the period beginning on the first day of the month preceding such Distribution Date and ending on the last day of such month.

                  Eligible Account: Either (i) an account or accounts maintained with a federal or state-chartered depository institution or trust company (which may be the Servicer or an affiliate of the Servicer or which may be the Trustee or an affiliate of the Trustee) the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the short-term unsecured debt obligations of such holding company) are rated by each Rating Agency not lower than P-1 in the case of Moody's and A-1+ in the case of S&P, provided that so long as WMBFA is the Servicer, any account maintained with the Servicer shall be an Eligible Account if the long-term unsecured debt obligations of WMBFA are rated A- by S&P, (ii) an account or accounts the deposits in which are fully insured by the FDIC, provided that any such deposits not so insured shall be otherwise maintained such that (as evidenced by an Opinion of Counsel delivered to the Trustee and the Rating Agencies) the applicable Certificateholders have a claim with respect to the funds in such account or a perfected first priority security interest against any collateral (which shall be limited to Eligible Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution or trust company with which such account is maintained,
(iii) a trust account or accounts maintained with the Trustee or the trust department of a federal or state chartered depository institution or trust company acting in its fiduciary capacity, provided that any such state chartered depository institution is subject to regulation regarding funds on deposit substantially similar to the regulations set forth in 12 C.F.R. ss. 9.10(b) or (iv) any account maintained at any Federal Home Loan Bank.

                  Eligible Investments: At any time, any one or more of the following obligations, instruments and securities:

                  (i) direct obligations of, or obligations fully guaranteed as to principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States;

                  (ii) repurchase obligations with respect to any security described in clause (i)above, provided that the unsecured long-term obligations of the party agreeing to repurchase such obligations are at the time rated by S&P or Moody's in one of its two highest rating categories;

                  (iii) federal funds, certificates of deposit, time deposits, and bankers' acceptances of any bank or trust company incorporated under the laws of the United States or any state, provided that the long-term debt obligations of such bank or trust company (or, in the case of the principal bank in a bank holding company system, the long-term debt obligations of the bank holding company) at the date of acquisition thereof have been rated by S&P or Moody's in one of its two highest rating categories;

                  (iv) commercial paper of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by S&P or Moody's in its highest short-term rating category; and

                  (v) any other demand, money market, common trust fund or time deposit or obligation, or interest-bearing or other security or investment rated in the highest rating category by either Rating Agency.

                  ERISA-Restricted Certificate: As specified in the Preliminary Statement.

                  Escrow Account:  As defined in Section 3.08.

                  Escrow Payments: The amounts constituting ground rents, taxes, assessments, water rates, mortgage insurance premiums, if any, fire and hazard insurance premiums, and other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to any Mortgage Loan.

                  Event of Default:  As defined in Section 8.01 hereof.

                  Excess Loss: The amount of any (i) Fraud Loss on a Mortgage Loan realized after the Fraud Loss Coverage Termination Date, (ii) Special Hazard Loss on a Mortgage Loan realized after the Special Hazard Coverage Termination Date or (iii) Bankruptcy Loss on a Mortgage Loan realized after the Bankruptcy Coverage Termination Date.

                  Excess Servicing Fee: With respect to any Mortgage Loan and a Due Period, the amount equal to the applicable Excess Servicing Fee Rate and the Principal Balance of such Mortgage Loan on the first day of the related Due Period

                  Excess Servicing Fee Rate: With respect to any Mortgage Loan, as set forth on the Mortgage Loan Schedule.

                  Expense Fees: As to each Mortgage Loan, the sum of the related Servicing Fee, the Trustee Fee and the Excess Servicing Fee.

                  Expense Fee Rate: As to each Mortgage Loan, the sum of the related Servicing Fee Rate, the Trustee Fee Rate and the Excess Servicing Fee Rate.

                  Extraordinary Events: Any of the following conditions with respect to a Mortgaged Property or Mortgage Loan causing or resulting in a loss which causes the liquidation of such Mortgage Loan: (a) losses that are of the type that would be covered by the fidelity bond and the errors and omissions insurance policy required to be maintained pursuant to Section 3.11 but are in excess of the coverage maintained thereunder; (b) nuclear reaction or nuclear radiation or radioactive contamination, all whether controlled or uncontrolled, and whether such loss be direct or indirect, proximate or remote or be in whole or in part caused by, contributed to or aggravated by a peril covered by the definition of the term "Special Hazard Loss"; (c) hostile or warlike action in time of peace or war, including action in hindering, combating or defending against an actual, impending or expected attack: (i) by any government or sovereign power, de jure or de facto, or by any authority maintaining or using military, naval or air forces; or (ii) by military, naval or air forces; or (iii) by an agent of any such government, power, authority or forces; (d) any weapon of war employing atomic fission or radioactive force whether in time of peace or war; or (e) insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combating or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority; or risks of contraband or illegal transportation or trade.

                  Extraordinary Losses: Any loss incurred on a Mortgage Loan caused by or resulting from an Extraordinary Event.

                  Fannie Mae: The Federal National Mortgage Association, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

                  FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

                  Final Distribution Date: The Distribution Date on which the final distribution in respect of the Certificates will be made pursuant to
Section 10.01, which Final Distribution Date shall in no event be later than the end of the 90-day liquidation period described in Section 10.03.

                  Fitch:  Fitch, Inc., or any successor thereto.

                  Fraud Loan: A Liquidated Mortgage Loan as to which a Fraud Loss has occurred.

                  Fraud Loss Coverage Amount: As of the Delivery Date, $3,778,915, subject in each case to reduction from time to time by the amount of Fraud Losses allocated to the Certificates. On each anniversary of the Cut-off Date, the Fraud Loss Coverage Amount will be reduced as follows: (a) prior to the fifth anniversary of the Cut-off Date, the Fraud Loss Coverage Amount will be reduced to an amount equal to the lesser of (i) on the first and second anniversaries of the Cut-off Date, 1%, and on the third and fourth anniversary of the Cut-off Date, 0.5%, of the aggregate Stated Principal Balance of the Mortgage Loans and (ii) the excess of the Fraud Loss Coverage Amount as of the preceding anniversary of the Cut-off Date (or, in the case of the first such anniversary, as of the Cut-off Date) over the cumulative amount of Fraud Losses on the Mortgage Loans allocated to the Certificates since such preceding anniversary or the Cut-off Date, as the case may be, and (b) on the fifth anniversary of the Cut-off Date, to zero.

                  Fraud Loss Coverage Termination Date: The point in time at which the applicable Fraud Loss Coverage Amount is reduced to zero.

                  Fraud Losses: Realized Losses on the Mortgage Loans as to which a loss is sustained by reason of a default arising from fraud, dishonesty or misrepresentation in connection with the related Mortgage Loan, including a loss by reason of the denial of coverage under any related Primary Mortgage Insurance Policy because of such fraud, dishonesty or misrepresentation.

                  Freddie Mac: The Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

                  Group: When used with respect to the Mortgage Loans, either of Group I or Group II or with respect to the Certificates, the Class or Classes of Certificates that relate to the corresponding Group.

                  Group I: With respect to the Mortgage Loans, the pool of fixed rate Mortgage Loans identified in the related Mortgage Loan Schedule as having been assigned to Group I or with respect to the Certificates, the Class I-A-1, Class I-A-2, Class I-A-3, Class I-S, Class I-P and Class R
Certificates.

                  Group I Senior Liquidation Amount: As to any Distribution Date, the aggregate, for each Mortgage Loan in Loan Group I which became a Liquidated Mortgage Loan during the related Prepayment Period, of the lesser of (i) the Group I Senior Percentage of the Stated Principal Balance of such Mortgage Loan (exclusive of the Class P Fraction thereof, with respect to any Class P Mortgage Loan) and (ii) the Senior Prepayment Percentage of the Liquidation Principal with respect to such Mortgage Loan.

                  Group I Senior Percentage: As to any Distribution Date, the percentage equivalent of a fraction the numerator of which is the aggregate of the Certificate Principal Balances of the Class I-A-1 and Class I-A-2 Certificates immediately prior to such Distribution Date and the denominator of which is the aggregate of the Stated Principal Balances of the Mortgage Loans in Loan Group I, as of the first day of the related Due Period; provided, however, in no event will the Group I Senior Percentage exceed 100%.

                  Group I Senior Principal Distribution Amount: As to any Distribution Date, the sum of (i) the Group I Senior Percentage of the Principal Payment Amount for Loan Group I (exclusive of the portion thereof attributable to the Class I-P Principal Distribution Amount), (ii) the Senior Prepayment Percentage of the Principal Prepayment Amount for Loan Group I (exclusive of the portion thereof attributable to the Class I-P Principal Distribution Amount), and (iii) the Group I Senior Liquidation Amount.

                  Group I Subordinate Percentage: For any Distribution Date, the excess of 100% over the Group I Senior Percentage.

                  Group II: With respect to the Mortgage Loans, the pool of fixed rate Mortgage Loans identified in the related Mortgage Loan Schedule as having been assigned to Group II or with respect to the Certificates, the Class I-A and Class II-S Certificates.

                  Group II Senior Liquidation Amount: As to any Distribution Date, the aggregate, for each Mortgage Loan in Loan Group II which became a Liquidated Mortgage Loan during the related Prepayment Period, of the lesser of (i) the Group II Senior Percentage of the Stated Principal Balance of such Mortgage Loan and (ii) the Senior Prepayment Percentage of the Liquidation Principal with respect to such Mortgage Loan.

                  Group II Senior Percentage: As to any Distribution Date, the percentage equivalent of a fraction the numerator of which is the Certificate Principal Balances of the Class I-A Certificates immediately prior to such Distribution Date and the denominator of which is the aggregate of the Stated Principal Balances of the Mortgage Loans in Loan Group II, as of the first day of the related Due Period; provided, however, in no event will the Group II Senior Percentage exceed 100%.

                  Group II Senior Principal Distribution Amount: As to any Distribution Date, the sum of (i) the Group II Senior Percentage of the Principal Payment Amount for Loan Group II (ii) the Senior Prepayment Percentage of the Principal Prepayment Amount for Loan Group II, and (iii) the Group II Senior Liquidation Amount.

                  Group II Subordinate Percentage: For any Distribution Date, the excess of 100% over the Group II Senior Percentage.

                  Indirect Participants: Entities, such as banks, brokers, dealers and trust companies, that clear through or maintain a custodial relationship with a Participant, either directly or indirectly.

                  Initial Bankruptcy Loss Coverage Amount:  $116,500.

                  Initial Certificate Principal Balance: As set forth in the Preliminary Statement.

                  Insurance Proceeds: Proceeds of any Primary Mortgage Insurance Policy, any title policy, any hazard insurance policy or any other insurance policy covering a Mortgage Loan or the related Mortgaged Property, to the extent such proceeds are not to be applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with Acceptable Servicing Procedures.

                  Interest Accrual Period: With respect to each Distribution Date, the calendar month prior to the month of such Distribution Date.

                  Interest Distribution Amount: With respect to any Distribution Date and interest-bearing Class, the sum of (i) one month's interest accrued during the related Interest Accrual Period at the applicable Pass-Through Rate for such Class on the related Certificate Principal Balance or Class Notional Amount, as applicable, subject to reduction pursuant to
Section 4.02(d), and (ii) any Class Unpaid Interest Amounts for such Class and Distribution Date.

                  Interest Transfer Amount: For each Distribution Date and each Undercollateralized Group, one month's interest on the applicable Principal Transfer Amount (x) at 7.25% if the Undercollateralized Group is Loan Group I or (y) at 7.00% if the Undercollateralized Group is Loan Group II, plus any shortfall of interest on the Senior Certificates of the Undercollateralized Group from prior Distribution Dates.

                  Late Collections: With respect to any Mortgage Loan, all amounts received during any Due Period, whether as late payments of Monthly Payments or as Insurance Proceeds, Liquidation Proceeds, Condemnation Proceeds or otherwise, which represent late payments or collections of Monthly Payments due but delinquent for a previous Due Period and not previously recovered.

                  Liquidation Expenses: Customary and reasonable "out of pocket" expenses incurred by the Servicer (or the related Sub-Servicer) in connection with the liquidation of any defaulted Mortgage Loan and not recovered by the Servicer (or the related Sub-Servicer) under a Primary Mortgage Insurance Policy for reasons other than the Servicer's failure to comply with Section 3.10 hereof, such expenses including, without limitation, legal fees and expenses, any unreimbursed amount expended by the Servicer pursuant to Section 3.11 hereof respecting the related Mortgage and any related and unreimbursed expenditures for real estate property taxes or for property restoration or preservation to the extent not previously reimbursed under any hazard insurance policy for reasons other than the Servicer's failure to comply with Section 3.11 hereof.

                  Liquidated Mortgage Loan: With respect to any Distribution Date, a defaulted Mortgage Loan (including any REO Property) which was liquidated during the calendar month preceding the month of that Distribution Date and as to which the Servicer has determined (in accordance with this Agreement) that it has received all amounts it expects to receive in connection with the liquidation of such Mortgage Loan, including the final disposition of the related REO Property.

                  Liquidation Principal: As to any Distribution Date, the principal portion of Liquidation Proceeds received with respect to each Mortgage Loan which became a Liquidated Mortgage Loan (but not in excess of the principal balance thereof) during the preceding calendar month (exclusive of the applicable Class P Fraction thereof, in the case of a Class P Mortgage
Loan).

                  Liquidation Proceeds: Cash received in connection with the liquidation of a defaulted Mortgage Loan, whether through the sale or assignment of the Mortgage Loan, trustee's sale, foreclosure sale or otherwise, or in connection with the sale of the Mortgaged Property if the Mortgaged Property is acquired in satisfaction of the Mortgage.

                  Loan-to-Value Ratio: As of any date, the fraction, expressed as a percentage, the numerator of which is the Principal Balance of the related Mortgage Loan at the date of determination and the denominator of which is the Appraised Value of the Mortgaged Property or, in the case of a Replacement Mortgage Loan, is the appraised value of the Mortgaged Property based upon an appraisal made within 180 days prior to the date of substitution of such Replacement Mortgage Loan for a Deleted Mortgage Loan.

                  Majority Class R Holder: A Class R Certificateholder with a percentage interest in excess of 50%.

                  Master REMIC:  As described in the Preliminary Statement.

                  Monthly Advance: The aggregate of the advances made by or on behalf of the Servicer with respect to any Distribution Date pursuant to
Section 5.01 hereof, the amount of any such advances being equal to the Monthly Payments that were due on the related Due Date and delinquent as of the close of business on the related Determination Date, after adjustment of any delinquent interest payment to be equal to interest at a rate equal to the Mortgage Rate less the Servicing Fee Rate and the Excess Servicing Fee Rate on the Principal Balance of the Mortgage Loans, less the aggregate amount of any such delinquent payments that the Servicer has determined would constitute a Nonrecoverable Advance if made.

                  Monthly Payment: The scheduled monthly payment of principal and interest on a Mortgage Loan which is payable by a Mortgagor from time to time under the related Mortgage Note.

                  Moody's: Moody's Investors Service, Inc. or any successor thereto.

                  Mortgage: The mortgage, mortgage deed, deed of trust, or other instrument creating a first lien on or first priority ownership interest in real property securing a Mortgage Note including any riders, addenda, assumption agreements, or modifications relating thereto.

                  Mortgage File: For each Mortgage Loan, the Trustee Mortgage File and the Servicer Mortgage File.

                  Mortgage Loan: Each of the mortgage loans transferred and assigned to the Trustee pursuant to the provisions hereof as from time to time are held as a part of the Trust Fund, evidenced by a Mortgage Note and secured by a Mortgage, the mortgage loans so held being identified in the Mortgage Loan Schedule, as amended from time to time.

                  Mortgage Loan Repurchase Price: The price, calculated as set forth in Section 10.01, to be paid in connection with the repurchase of the Mortgage Loans pursuant to an Optional Termination of the Trust Fund.

                  Mortgage Loan Schedule: The list of Mortgage Loans transferred to the Trustee as part of the Trust Fund for the Certificates and from time to time subject to this Agreement (as from time to time amended by the Servicer to reflect the addition of Replacement Mortgage Loans and the deletion of Deleted Mortgage Loans pursuant to the provisions of this Agreement), attached hereto as Exhibit H, setting forth the following information with respect to each Mortgage Loan:

               (i)   the loan number;

              (ii)   the city, state and zip code for each Mortgaged Property;

             (iii)   the Mortgage Rate;

              (iv)   the original term to maturity;

               (v)   the remaining term to maturity;

              (vi)   the original principal balance;

             (vii)   the Principal Balance as of the Cut-off Date;

            (viii)   the first Due Date;

             (ix)    the Monthly Payment in effect as of the Cut-off Date;

              (x)    the Loan-to-Value Ratio at origination;

             (xi)    the Appraised Value of the Mortgaged Property;

            (xii)    the Net Mortgage Rate;

           (xiii)    a code indicating whether the Mortgaged Property is either
(a) a detached single-family dwelling or a de minimis planned unit development,
(b) a condominium unit or a dwelling in a planned unit development, or (c) a two-to four-family residential property;

            (xiv) a code indicating whether the Mortgaged Property at the time of origination was represented to be owner-occupied;

             (xv)   the purpose for which the financing was made; and

            (xvi)   the Excess Servicing Fee Rate.

Such schedule shall also set forth the total of the amounts described under
(vi) above for all of the Mortgage Loans. Such schedule may be in the form of more than one list collectively setting forth all of the information required and shall also be in a computer-readable format acceptable to the Trustee.

                  Mortgage Note: The note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage, including any riders or addenda thereto.

                  Mortgage Rate: The annual fixed rate of interest borne by a Mortgage Note.

                  Mortgaged Property: The property securing a Mortgage Note pursuant to the related Mortgage.

                  Mortgagor:  The obligor on a Mortgage Note.

                  MR Interest: The sole class of "residual interest" in the Master REMIC.

                  Net Mortgage Rate: As to each Mortgage Loan, and at any time, the per annum rate equal to the Mortgage Rate for such Mortgage Loan less the related Expense Fee Rate.

                  Net Prepayment Interest Shortfalls: As to any Distribution Date, the amount by which the aggregate of Prepayment Interest Shortfalls during the related Prepayment Period exceeds the Compensating Interest Payment for such Distribution Date.

                  1933 Act:  The Securities Act of 1933, as amended.

                  Nonrecoverable Advance: Any portion of any Servicing Advance or Monthly Advance previously made or proposed to be made in respect of a Mortgage Loan by the Servicer hereunder which, in the good faith judgment of the Servicer, will not be ultimately recoverable from Late Collections. The determination by the Servicer that it has made a Nonrecoverable Advance or that any proposed Monthly Advance or Servicing Advance, if made, would constitute a Nonrecoverable Advance shall be evidenced by an Officers' Certificate delivered to the Trustee.

                  Notional Amount Certificates: As specified in the Preliminary Statement.

                  Offered Certificate: As set forth in the Preliminary
Statement.

                  Officers' Certificate: A certificate signed by the Chairman of the Board, any Vice Chairman of the Board, the President, an Executive Vice President, Senior Vice President, a Vice President, an Assistant Vice President or other authorized officer, and by the Treasurer, the Secretary, or one of the Assistant Treasurers, Assistant Vice Presidents or Assistant Secretaries of the Depositor, the Sellers, the Servicer, a Sub-Servicer or the Trustee, as the case may be, and delivered to the Depositor, the Sellers, the Servicer or the Trustee, as required by this Agreement.

                  Opinion of Counsel: A written opinion of counsel, who may be counsel for the Depositor or the Servicer, reasonably acceptable to the Trustee. With respect to the definition of Eligible Account in this Article I and Sections 2.04 and 7.04 hereof and any opinion dealing with the qualification of the REMIC or compliance with the REMIC Provisions, such counsel must (i) in fact be independent of the Depositor and the Servicer,
(ii) not have any direct financial interest in the Depositor or the Servicer or in any affiliate of either of them and (iii) not be connected with the Depositor or the Servicer as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions.

                  Optional Termination: The purchase of the Mortgage Loans pursuant to Section 10.01.

                  Optional Termination Date: The date fixed by the Servicer for the purchase of the Mortgage Loans pursuant to Section 10.01.

                  Overcollateralized Group:  As defined in Section 4.02(h).

                  Participant: A broker, dealer, bank, other financial institution or other Person for whom DTC effects book-entry transfers and pledges of securities deposited with DTC.

                  Pass-Through Rate: For any interest-bearing Class of Certificates, the per annum rate set forth or calculated in the manner described in the Preliminary Statement. Interest on the Certificates will be computed on the basis of a 360-day year comprised of twelve 30-day months.

                  Percentage Interest: The percentage interest (which may be expressed as a fraction) evidenced by any Certificate, which (a) in the case of the Class A, Class M, Class B, Class P and Class S Certificates, is equal to a fraction, the numerator of which is the Initial Certificate Principal Balance (or, in the case of the Notional Amount Certificates, the initial Class Notional Amount) of such Certificate, and the denominator of which is equal to the aggregate Initial Certificate Principal Balances (or, in the case of the Notional Amount Certificates, the initial Class Notional Amount) of all Certificates of the same Class and (b) in the case of the Class S, Class I-A-3 or Class R Certificates, is set forth on the face thereof.

                  Person: Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government, or any agency or political subdivision thereof.

                  Premium Rate Mortgage Loans: The Mortgage Loans having Net Mortgage Rates equal to or in excess of (1) with respect to Loan Group I, 7.25% and (2) with respect to Loan Group 2, 7.00%.

                  Prepayment Interest Shortfall: As to any Distribution Date and Principal Prepayment in Full, the difference between (i) one full month's interest at the applicable Mortgage Rate (giving effect to any applicable Relief Act Reduction, Debt Service Reduction and Deficient Valuation), as reduced by the Servicing Fee Rate and the related Excess Servicing Fee Rate, on the outstanding principal balance of the related Mortgage Loan immediately prior to such prepayment and (ii) the amount of interest actually received with respect to such Mortgage Loan in connection with such Principal Prepayment.

                  Prepayment Period: With respect to any Distribution Date, the calendar month prior to the month in which such Distribution Date occurs.

                  Primary Mortgage Insurance Policy: Each primary policy of mortgage guaranty insurance with respect to the Mortgage Loans or any replacement policy therefor.

                  Principal Balance: With respect to any Mortgage Loan, as of the date of any determination, the principal balance of such Mortgage Loan remaining to be paid by the Mortgagor as of the Cut-off Date after deduction of all payments due on or before the Cut-off Date, reduced (but not below zero) by the sum of (i) all amounts previously received or collected by the Servicer in respect of principal of such Mortgage Loan subsequent to the Cut-off Date, other than amounts representing payments due on such Mortgage Loan on or prior to the Cut-off Date; (ii) all Liquidation Proceeds (net of Liquidation Expenses) and Insurance Proceeds allocated to principal; (iii) all amounts allocable to the principal of such Mortgage Loan previously paid by the Servicer as part of a Monthly Advance, in each case which were distributed to Certificateholders pursuant to Section 4.02; and (iv) all Realized Losses allocated to Certificateholders with respect thereto on any previous Distribution Date. In the case of a Replacement Mortgage Loan, "Principal Balance" shall mean, at the time of any determination, the principal balance of such Replacement Mortgage Loan on the date of substitution after deduction of all payments due on or before the Due Date in the month of substitution, reduced by the sums described in (i) through (iv), above, after such Due Date.

                  Principal Payment Amount: For any Distribution Date and Loan Group, the sum of (i) the principal portion of the Monthly Payments on the Mortgage Loans in such Loan Group due on the related Due Date, (ii) the principal portion of repurchase proceeds received with respect to any Mortgage Loan in such Loan Group which was repurchased as permitted or required by this Agreement during the related Prepayment Period and (iii) any other unscheduled payments of principal which were received on the Mortgage Loans in such Loan Group during the related Prepayment Period, other than Principal Prepayments or Liquidation Principal.

                  Principal Prepayment: Any payment or other recovery of principal in full ( a "Principal Prepayment in Full") or in part (a "Principal Prepayment in Part") of the then-outstanding principal on a Mortgage Loan (other than Condemnation Proceeds, Insurance Proceeds, and Liquidation Proceeds) which is received in advance of its scheduled Due Date (not including any prepayment charge or premium thereon), and is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

                  Principal Prepayment Amount: For any Distribution Date and a Loan Group, the sum of all Principal Prepayments relating to the Mortgage Loans in such Loan Group which were received during the related Prepayment Period.

                  Principal Transfer Amount: For each Distribution Date and each Undercollateralized Group, the excess of the aggregate Certificate Principal Balance of the Class A Certificates related to that Undercollateralized Group over the aggregate Stated Principal Balance of the Mortgage Loans in that Loan Group (less, the applicable Class P Fraction of the Stated Principal Balance of any Class P Mortgage Loan in that Loan Group, if applicable).

                  Private Certificates: As set forth in the Preliminary
Statement.

                  Pro Rata Allocation: With respect to Excess Losses or Extraordinary Losses, the allocation of the principal portion of such losses to all Classes of Certificates (other than the Class P and Notional Amount Certificates), pro rata according to their respective Certificate Principal Balances in reduction thereof (except if the loss is recognized with respect to a Class P Mortgage Loan in Loan Group I, in which case the applicable Class P Fraction of such loss will be allocated to the Class I-P Certificates and the remainder will be allocated as described above), and the allocation of the interest portion of such losses to all Classes of Certificates (other than the Class I-P Certificates), pro rata according to the amount of interest accrued but unpaid on each such Class, in reduction thereof, and then to such Classes pro rata according to their respective Certificate Principal Balances in reduction thereof.

                  Pro Rata Share: As to any Distribution Date and any Class of Class M Certificates and any Class of Class B Certificates, the portion of the Subordinate Principal Distribution Amount allocable to such Class, equal to the product of the Subordinate Principal Distribution Amount on such Distribution Date and a fraction, the numerator of which is the related Certificate Principal Balance of such Class and the denominator of which is the aggregate of the Certificate Principal Balances of the Class M Certificates and the Class B Certificates.

                  Prospectus: The Prospectus, dated December 29, 2000, relating to the offering by the Depositor from time to time of its Mortgage-Backed Pass-Through Certificates (Issuable in Series) in the form in which it was or will be filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the 1933 Act with respect to the offer and sale of the offered certificates.

                  Prospectus Supplement: The Prospectus Supplement, dated February 26, 2001, relating to the offering of the Offered Certificates in the form in which it was or will be filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the 1933 Act with respect to the offer and sale of the offered certificates.

                  Purchase Price: With respect to any Mortgage Loan required to be purchased by the Applicable Seller or the Servicer pursuant to Section 2.01, 2.02 or 2.04, the sum of (i) 100% of the Principal Balance of the Mortgage Loan on the date of such purchase, (ii) accrued and unpaid interest on the Mortgage Loan at a rate equal to the sum of the Net Mortgage Rate and the Trustee Fee Rate and (iii) the amount of any unreimbursed Monthly Advances and other advances made by the Servicer with respect to such Mortgage Loan and reimbursable to the Servicer hereunder. With respect to any Mortgage Loan required or allowed to be purchased, the Servicer or the Applicable Seller, as applicable, shall deliver to the Trustee an Officers' Certificate as to the calculation of the Purchase Price.

                  Qualified Depository: (i) A depository, the long-term unsecured debt obligations of which are rated by Moody's or S&P (or a comparable rating agency) in one of its three highest rating categories, (ii) the corporate trust department of a national bank or (iii) a depository which fully insures the Custodial Account and the Escrow Account with insurance provided by the FDIC.

                  Qualified Insurer: A mortgage guaranty insurance company duly qualified as such under the laws of the state of its principal place of business and each other state having jurisdiction over such insurer in connection with the insurance policy issued by such insurer, duly authorized and licensed by the insurance regulatory authority of the state of its principal place of business and, to the extent required by applicable law, each such other state, to transact a mortgage guaranty insurance business in such state and each such other state and to write the insurance provided by the insurance policy issued by it and approved as an insurer by Freddie Mac or Fannie Mae and whose claims-paying ability will not adversely affect the rating on the Certificates.

                  Rating Agency:  S&P and Fitch or any successor thereto.

                  Realized Loss: An amount determined by the Servicer and evidenced by an Officers' Certificate delivered to the Trustee, in connection with any Mortgage Loan equal to (a) with respect to any Liquidated Mortgage Loan, the excess of the Principal Balance of such Liquidated Mortgage Loan plus interest thereon at the Net Mortgage Rate from the Due Date as to which interest was last paid up to the Due Date next succeeding such liquidation over proceeds, if any, received in connection with such liquidation, after application of all withdrawals permitted to be made by the Servicer from the related Custodial Account with respect to such Mortgage Loan, (b) with respect to any Mortgage Loan which has become the subject of a Deficient Valuation, the excess of the Principal Balance of the Mortgage Loan over the principal amount as reduced in connection with the proceedings resulting in the Deficient Valuation, (c) with respect to any Mortgage Loan which has become the subject of a Debt Service Reduction, the present value of all monthly Debt Service Reductions on such Mortgage Loan, assuming that the Mortgagor pays each Monthly Payment on the applicable Due Date and that no Principal Prepayments are received with respect to such Mortgage Loan, discounted monthly at the applicable Mortgage Rate or (d) the amount of any reduction by the Servicer to the Principal Balance of the Mortgage Loan pursuant to any modification permitted in accordance with the terms of this Agreement.

                  Record Date: With respect to any Distribution Date, the close of business on the last Business Day of the month preceding the month in which the applicable Distribution Date occurs.

                  Registration Statement: That certain registration statement on Form S-3, as amended (Registration No. 333-49820), relating to the offering by the Depositor from time to time of its Mortgage-Backed Pass-Through Certificates (Issuable in Series) as heretofore declared effective by the Securities and Exchange Commission.

                  Regular Certificates: All of the Certificates other than the Class R Certificates.

                  Relief Act: The Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

                  Relief Act Reductions: With respect to any Distribution Date and any Mortgage Loan as to which there has been a reduction in the amount of interest collectible thereon for the most recently ended calendar month as a result of the application of the Relief Act, the amount, if any, by which (i) interest collectible on such Mortgage Loan for the most recently ended calendar month is less than (ii) interest accrued thereon for such month pursuant to the Mortgage Note.

                  REMIC: A "real estate mortgage investment conduit", within the meaning of Section 860D of the Code.

                  REMIC Election: An election, for federal income tax purposes, to treat certain assets as a REMIC.

                  REMIC Provisions: Provisions of the federal income tax law relating to REMICs, which appear at Section 860A through 860G of the Subchapter M of Chapter 1 of the Code and related provisions, and regulations promulgated thereunder, as the foregoing may be in effect from time to time.

                  REO Property: Any Mortgaged Property acquired by or in the name of the Trustee for the benefit of the Certificateholders in foreclosure or by deed-in-lieu of foreclosure.

                  Replacement Mortgage Loan: A Mortgage Loan substituted by the Servicer or the Applicable Seller for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in an Officers' Certificate delivered to the Trustee, (i) have an outstanding principal balance, after deduction of all scheduled payments due in the month of substitution (or in the case of a substitution of more than one mortgage loan for a Deleted Mortgage Loan, an aggregate principal balance), not in excess of the outstanding principal balance of the Deleted Mortgage Loan (the amount of any shortfall shall be deposited in the Certificate Account by the Applicable Seller out of its own funds without right of reimbursement as provided in
Section 2.04), (ii) have a Mortgage Interest Rate not less than and not more than 1% greater than the Mortgage Interest Rate of the Deleted Mortgage Loan,
(iii) have a remaining term to maturity not greater than and not more than one year less than that of the Deleted Mortgage Loan, (iv) be of the same type as the Deleted Mortgage Loan, (vi) have a Net Mortgage Rate not less than, and not more than 1% greater than the Deleted Mortgage Loan and (vii) comply with each representation and warranty relating to the Mortgage Loans set forth in
Section 2.04 hereof. Any Replacement Mortgage Loan that replaces a Class P Mortgage Loan will be treated as having the same Net Mortgage Rate for purposes of calculating the Class P Fraction in respect of such Replacement Mortgage Loan.

                  Required Coupon: With respect to Loan Group I and Certificate Group I, 7.25% per annum. With respect to Loan Group II and Certificate Group II, 7.00% per annum

                  Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy that is required to be maintained from time to time under this Agreement in respect of such Mortgage Loan or the related Mortgaged Property.

                  Responsible Officer: When used with respect to the Trustee, shall mean any officer within the corporate trust department of the Trustee, including any Assistant Vice President, the Secretary, any Assistant Secretary, the Treasurer, any Assistant Treasurer, any Trust Officer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

                  Restricted Class:  As defined in Section 4.02(e).

                  Rule 144A: Rule 144A under the 1933 Act, as in effect from time to time.

                  Scheduled Final Distribution Date: The Distribution Date in March 2031.

                  Seller: Washington Mutual Bank, FA., Washington Mutual Bank fsb and Washington Mutual Bank, each only with respect to the Mortgage Loans sold by it to Credit Suisse First Boston Mortgage Capital LLC.

                  Senior Certificates: As specified in the Preliminary
Statement.

                  Senior Liquidation Amount: The Group I Senior Liquidation Amount or the Group II Senior Liquidation Amount, as applicable.

                  Senior Percentage: The Group I Senior Percentage or the Group II Senior Percentage as applicable.

                  Senior Prepayment Percentage: The Senior Prepayment Percentage for any Distribution Date occurring during the five years beginning on the first Distribution Date for each Loan Group will equal 100%. The Senior Prepayment Percentage for any Distribution Date occurring on or after the fifth anniversary of the first Distribution Date for each Loan Group will be as follows: for any Distribution Date in the first year thereafter, the related Senior Percentage plus 70% of the related Subordinate Percentage for such Distribution Date; for any Distribution Date in the second year thereafter, the related Senior Percentage plus 60% of the related Subordinate Percentage for such Distribution Date; for any Distribution Date in the third year thereafter, the related Senior Percentage plus 40% of the related Subordinate Percentage for such Distribution Date; for any Distribution Date in the fourth year thereafter, the related Senior Percentage plus 20% of the related Subordinate Percentage for such Distribution Date; and for any Distribution Date thereafter, the related Senior Percentage for such Distribution Date (unless on any of the foregoing Distribution Dates the related Senior Percentage exceeds the initial related Senior Percentage, in which case the related Senior Prepayment Percentage will once again equal 100%).

                  Notwithstanding the foregoing no decrease in the reduction to the Senior Prepayment Percentage for a Loan Group as described above will occur if as of the first Distribution Date as to which any such decrease applies (i) the outstanding principal balance of the Mortgage Loans delinquent 60 days or more (averaged over the preceding six month period), as a percentage of the related aggregate Subordinate Component Balance as of such Distribution Date is equal to or greater than 50% and (ii) cumulative Realized Losses in such Loan Group exceed (a) with respect to the Distribution Date on the fifth anniversary of the first Distribution Date, 30% of the related aggregate Subordinate Component Balance as of the Delivery Date (the "Original Subordinate Principal Balance"), (b) with respect to the Distribution Date on the sixth anniversary of the first Distribution Date, 35% of the related Original Subordinate Principal Balance, (c) with respect to the Distribution Date on the seventh anniversary of the first Distribution Date, 40% of the related Original Subordinate Principal Balance, (d) with respect to the Distribution Date on the eighth anniversary of the first Distribution Date, 45% of the related Original Subordinate Principal Balance and (e) with respect to the Distribution Date on the ninth anniversary of the first Distribution Date, 50% of the Original Subordinate Principal Balance.

                  Senior Principal Distribution Amount: The Group I Senior Principal Distribution Amount or the Group II Senior Principal Distribution Amount, as applicable.

                  Servicer: Washington Mutual Bank, FA or any successor under the terms of this Agreement.

                  Servicer Advance Date: The date on which the Servicer is required to make a Monthly Advance pursuant to Section 5.04 hereof.

                  Servicer Mortgage File: All documents pertaining to a Mortgage Loan not required to be included in the Trustee Mortgage File and held by the Servicer or any Sub-Servicer.

                  Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses incurred in the performance by the Servicer of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property, (ii) expenses reimbursable to the Servicer pursuant to Section 3.13 and any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of any REO Property and (iv) compliance with the obligations under Sections 3.10 and 3.11.

                  Servicing Fee: For each calendar month, as to each Mortgage Loan, an amount equal to one month's interest (or in the event of any payment of interest which accompanies a Principal Prepayment in full made by the Mortgagor, interest for the number of days covered by such payment of interest) at the Servicing Fee Rate on the Principal Balance of such Mortgage Loan immediately preceding the Distribution Date occurring in such month.

                  Servicing Fee Rate: 0.25% per annum.

                  Servicing Officer: Any officer of the Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished to the Trustee on the Delivery Date by the Servicer pursuant to this Agreement, as such list may from time to time be amended.

                  Special Hazard Loss: Any Realized Loss not in excess of the cost of the lesser of repair or replacement of a Mortgaged Property suffered by such Mortgaged Property on account of direct physical loss, exclusive of
(i) any loss of a type covered by a hazard policy or a flood insurance policy required to be maintained in respect of such Mortgaged Property pursuant to
Section 3.11, except to the extent of the portion of such loss not covered as a result of any coinsurance provision and (ii) any Extraordinary Loss.

                  Special Hazard Loss Coverage Amount: With respect to the first Distribution Date, $4,951,852. With respect to any Distribution Date after the first Distribution Date, the lesser of (a) the greatest of (i) 1% of the aggregate of the principal balances of the Mortgage Loans, (ii) twice the principal balance of the largest Mortgage Loan, and (iii) the aggregate principal balances of the Mortgage Loans secured by Mortgaged Properties located in the single California postal zip code area having the highest aggregate principal balance of any such zip code area and (b) the Special Hazard Loss Coverage Amount as of the Delivery Date less the amount, if any, of Special Hazard Losses allocated to the Certificates since the Delivery Date. All principal balances for the purpose of this definition will be calculated as of the first day of the calendar month preceding the month of such Distribution Date after giving effect to Monthly Payments on the Mortgage Loans then due, whether or not paid.

                  Special Hazard Mortgage Loan: A Liquidated Mortgage Loan as to which a Special Hazard Loss has occurred.

                  SR Interest: The sole class of "residual interest" in the Subsidiary REMIC.

                  Standard Hazard Policy: Each standard hazard insurance policy or replacement therefor referred to in Section 3.11.

                  Stated Principal Balance: As to any Mortgage Loan and Due Date, the unpaid principal balance of such Mortgage Loan as of such Due Date as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any moratorium or similar waiver or grace period) after giving effect to any previous Curtailments and Liquidation Proceeds allocable to principal (other than with respect to any Liquidated Mortgage Loan) and to the payment of principal due on such Due Date and irrespective of any delinquency in payment by the related Mortgagor.

                  Stripped Interest Rate: With respect to any Premium Rate Mortgage Loan in Loan Group I, the excess, if any, of the Net Mortgage Rate for such Mortgage Loan over 7.25%. With respect to any Premium Rate Mortgage Loan in Loan Group II, the excess, if any, of the Net Mortgage Rate for such Mortgage Loan over 7.00%.

                  Sub-Servicer: Any other entity with respect to any Mortgage Loan under any Sub-Servicing Agreement applicable to such Mortgage Loan and any successors and assigns under such Sub-Servicing Agreement.

                  Sub-Servicing Agreement: Any servicing agreement between the Servicer and a Sub-Servicer pursuant to which the Servicer delegates any of its servicing responsibilities with respect to any of the Mortgage Loans.

                  Subordinate Certificates: As specified in the Preliminary Statement.

                  Subordinate Component Balance: For any Loan Group as of any date of determination, the then outstanding aggregate Stated Principal Balance of the Mortgage Loans in that Loan Group (less the applicable Class P Fraction of any Class P Mortgage Loan) minus the sum of the then outstanding aggregate Certificate Principal Balance of the related Class A Certificates and, in the case of Loan Group I, the Class R Certificates.

                  Subordinate Liquidation Amount: For any Distribution Date, the excess, if any, of the aggregate Liquidation Principal of all Mortgage Loans which became Liquidated Mortgage Loans during the related Prepayment Period over the sum of the Group I Senior Liquidation Amount and the Group II Senior Liquidation Amount for such Distribution Date.

                  Subordinate Percentage: As to any Distribution Date, 100% minus the Senior Percentage for such Distribution Date. The Subordinate Percentage as of the Delivery Date will be approximately 3.50%.

                  Subordinate Prepayment Percentage: As to any Distribution Date and with respect to a Loan Group, 100% minus the related Senior Prepayment Percentage for such Distribution Date; provided, however, that if the aggregate Certificate Principal Balance of the Senior Certificates (other then the Class P Certificates) related to such Loan Group has been reduced to zero, then the Subordinate Prepayment Percentage for such Loan Group will equal 100%.

                  Subordinate Principal Distribution Amount: With respect to any Distribution Date and the Subordinate Certificates and each Loan Group will equal the excess of (A) the sum of (i) the Subordinate Percentage of the Principal Payment Amount (exclusive of the portion thereof attributable to the related Class P Principal Distribution Amount), (ii) the related Subordinate Prepayment Percentage of the related Principal Prepayment Amount (exclusive of the portion thereof attributable to the related Class P Principal Distribution Amount), (iii) the related Subordinate Liquidation Amount and (B) the sum of
(i) if the Certificate Principal Balance of one or more of the Class I-A Certificates and Class R Certificates or the Class II-A Certificates has been reduced to zero, principal paid from the Available Distribution Amount of the Loan Group related to such Class A Certificates to the remaining Class A Certificates, (ii) any related Class P Deferred Amount and (iii) the amounts paid from the Available Distribution Amount for the Overcollateralized Group to the Senior Certificates (other than the related Class P Certificates) of the Undercollateralized Group, as described in Section 4.02(h).

                  Subordination Level: As to any Distribution Date and any Class of Subordinate Certificates, the percentage obtained by dividing the sum of the Certificate Principal Balances of all Classes of Certificates which are subordinate in right of payment to such Class by the sum of the Certificate Principal Balances of all Classes of Certificates, in each case immediately prior to such Distribution Date.

                  Subsidiary REMIC: As described in the Preliminary Statement.

                  Subsidiary REMIC Interest: Any one of the Subsidiary REMIC Regular Interests or the SR Interest.

                  Subsidiary REMIC Regular Interest: Any one of the "regular interests" in the Subsidiary REMIC described in the Preliminary Statement.

                  Substitution Adjustment Amount:  As defined in Section 2.04.

                  Transferee Affidavit and Agreement: As defined in Section 6.02(g)(i)(B).

                  Trust Fund: The corpus of the trust created by this Agreement consisting of (a) the Mortgage Loans listed in the Mortgage Loan Schedule, including all interest and principal received or receivable by the Depositor on or with respect to the Mortgage Loans after the Cut-off Date, but not including payments of principal and interest due and payable on the Mortgage Loans on or before the Cut-off Date, together with the Mortgage Files relating to the Mortgage Loans, (b) REO Property, (c) the Custodial Account and the Certificate Account and all amounts deposited therein pursuant to the applicable provisions of this Agreement, (d) any insurance policies with respect to the Mortgage Loans and (e) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid property.

                  Trustee: U.S. Bank National Association, a national banking association, not in its individual capacity, but solely in its capacity as trustee for the benefit of the Certificateholders under this Agreement, and any successor thereto, as provided herein.

                  Trustee Fee: The fee payable to the Trustee on each Distribution Date for its services as Trustee hereunder, in an amount equal to one-twelfth of the Trustee Fee Rate multiplied by the Principal Balance of the Mortgage Loans immediately prior to such Distribution Date.

                  Trustee Fee Rate: 0.0035% per annum.

                  Trustee Mortgage File: The mortgage documents listed in
Section 2.01 hereof pertaining to a particular Mortgage Loan and any additional documents required to be added to the Trustee Mortgage File pursuant to this Agreement.

                  Undercollateralized Group:  As defined in Section 4.02(h).

                  U.S. Person: A citizen or resident of the United States, a corporation, partnership or other entity treated as a corporation or partnership for federal income tax purposes created or organized in, or under the laws of, the United States, any State thereof or the District of Columbia, or an estate or trust whose income from sources without the United States is includable in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.

                  Voting Rights: The portion of the aggregate voting rights of all the Certificates evidenced by a Certificate. 98% of all Voting Rights will be allocated to the Certificates (other than the Class S and Class R Certificates) in proportion to their Certificate Principal Balances, 1% of all Voting Rights will be allocated among the Class S Certificates in proportion to their Percentage Interests and 1% of all Voting Rights will be allocated to the Class R Certificates.

                  WMB Mortgage Loans: Those Mortgage Loans listed on Exhibit R hereto.

                  WMBFA Mortgage Loans: Those Mortgage Loans listed on Exhibit P hereto.

                  WMBFSB Mortgage Loans: Those Mortgage Loans listed on Exhibit Q hereto.

                         ARTICLE II

                           CONVEYANCE OF TRUST FUND;
                        REPRESENTATIONS AND WARRANTIES

                  SECTION 2.01 Conveyance of Trust Fund.

                  The Depositor hereby sells, transfers, assigns, delivers, sets over and otherwise conveys to the Trustee for the benefit of the Certificateholders, without recourse, the Depositor's right, title and interest in and to (a) the Mortgage Loans listed in the Mortgage Loan Schedule, including all interest and principal received or receivable by the Depositor on or with respect to the Mortgage Loans after the Cut-off Date, but not including payments of principal and interest due and payable on the Mortgage Loans on or before the Cut-off Date, which Mortgage Loans the Depositor shall cause to be delivered to the Trustee on or prior to the Delivery Date, together with the Trustee Mortgage Files relating to the Mortgage Loans, (b) REO Property, (c) the Custodial Account, the Certificate Account and all amounts deposited therein pursuant to the applicable provisions of this Agreement, (d) any insurance policy with respect to the Mortgage Loans and (e) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid property.

                  In connection with any such transfer and assignment, the Depositor shall deliver or cause to be delivered to, and deposit with, the Trustee the following documents or instruments with respect to each Mortgage Loan so assigned:

                 (i) the original Mortgage Note, endorsed (on the Mortgage Note or an allonge attached thereto) "Pay to the order of _______________________, without recourse," with all intervening endorsements showing a complete, valid and proper chain of title from the originator of such Mortgage Loan to the Applicable Seller; or;

                (ii) a certified copy of the Mortgage Note (endorsed as provided above) together with a lost note affidavit providing indemnification to the holder thereof for any losses incurred due to the fact that the original mortgage note is missing;

               (iii) the original Mortgage, with evidence of recording thereon, provided that if the original Mortgage has -------- been delivered for recording to the appropriate public recording office of the jurisdiction in which the Mortgaged Property is located but has not yet been returned to the Applicable Seller or the Depositor by such recording office, the Depositor shall, no later than 60 days following the Closing Date, deliver to the Trustee either (x) a certified true, correct and complete copy of such original Mortgage so certified by the Depositor, together with a certificate of the Depositor certifying that such original Mortgage has been so delivered to such recording office or (y) unless the original of such Mortgage is permanently retained by the applicable recording office, the original of such Mortgage, with evidence of recording thereon; if such Mortgage has been lost or if such public recording office retains the original recorded Mortgage, the Depositor shall deliver or cause to be delivered to the Trustee a photocopy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage;

               (iv) the original Assignment of Mortgage, in blank, which assignment shall be in form and substance acceptable for recording (except for the insertion of the name of the assignee and the recording information) and in compliance with all applicable federal and state laws, rules, regulations and ordinances; or if as a result of the related Mortgage not having been returned from the applicable recording office, a copy of the Assignment of Mortgage excluding the information to be provided by the recording office;

               (v) originals of all intervening Assignments of Mortgage, with evidence of recording thereon, showing a complete chain of title from the originator, provided that if any such original intervening Assignment of Mortgage has been delivered for recording to the appropriate public recording office of the jurisdiction in which the Mortgaged Property is located but has not yet been returned to the Applicable Seller or the Depositor by such recording office, the Depositor may have delivered to the Trustee a certified true copy of such original Assignment of Mortgage certified by the Depositor to be a true copy of the original Assignment of Mortgage which has been so delivered to such recording office; and

               (vi) originals of all assumption and modification agreements, if any, unless such originals are permanently retained by the applicable recording office (in which event the Depositor shall deliver to the Trustee a photocopy of each such original, certified by the applicable public recording office to be a true and complete copy of the original), and an endorsement to the original policy of title insurance extending coverage to the date and time of the recording of any such modification or assumption.

                  In the event that the Depositor cannot deliver a duplicate original or true copy certified as stated above of such document required to be delivered pursuant to clause (iii) above, within 120 days of the Delivery Date, the Applicable Seller shall purchase the related Mortgage Loan at the Purchase Price therefor or, replace the Mortgage Loan with a Replacement Mortgage Loan and deposit in the Custodial Account any related Substitution Adjustment Amount if the substitution occurs within the time periods for substitution in Section 2.04. The Applicable Seller shall promptly deliver, or cause the Servicer to deliver, to the Trustee (A) such original document with evidence of recording indicated thereon or a photocopy of such document certified by the appropriate county recorder's office to be a true and complete copy of the original thereof, upon receipt thereof from the public recording official or from the Servicer, and (B) upon discovery of any defect or omission in the deliveries of any of items (ii) through (iv) above with respect to any Mortgage Loan, a correct and complete document or instrument meeting the requirements of such item or a certified copy thereof, certified by the relevant recording office, but in no event shall any such delivery be made later than 90 days following the Delivery Date (unless such document has not been returned from the relevant recording office at such time, in which case the Servicer shall make such delivery within 270 days of the Delivery
Date). From time to time the Servicer may forward or cause to be forwarded to the Trustee for the benefit of the Certificateholders additional original documents evidencing an assumption or modification of a Mortgage Loan.

                  Within 60 days of the Delivery Date, the Depositor shall either (i) record in the appropriate public office for real property records each original assignment referred to in (v) above with respect to each Mortgaged Property, and the Servicer shall release any such assignment to the Depositor or the Applicable Seller, as applicable, for such purpose or (ii) deliver to the Trustee an Opinion of Counsel, acceptable to the Rating Agencies, to the effect that, under the laws of the jurisdiction in which the related Mortgaged Property is located, recordation of the assignment is not necessary to protect the Trustee's and the Certificateholder's interest in the related Mortgage Loan. The Depositor or the Applicable Seller shall promptly deliver to the Trustee each original assignment with evidence of recording indicated thereon or a photocopy thereof certified by the appropriate county recorder's office to be a true and complete copy of the original thereof, upon receipt thereof from the public recording official. If any assignment is returned unrecorded to the Depositor or the Applicable Seller because of any defect therein, the Depositor or the Seller shall cure or correct such defect and cause such assignment to be recorded in accordance with this paragraph and if such defect is not cured the Applicable Seller shall purchase the Mortgage Loan at the Purchase Price therefor.

                  SECTION 2.02    Acceptance by Trustee.

                  The Trustee will hold the documents referred to in Section
2.01 above and the other documents constituting a part of the Trustee Mortgage Files delivered to it in trust for the use and benefit of all present and future Certificateholders. Upon execution and delivery of this Agreement and within 45 days after the execution and delivery of this Agreement, the Trustee shall ascertain whether all documents required to be delivered to it pursuant to Section 2.01 hereof are in its possession, and shall deliver to the Depositor, the Sellers and the Servicer a certification (upon execution and delivery of this Agreement, the "Initial Certification" and within 120 days thereof, the "Final Certification", respectively) in the forms set forth as Exhibits F and G hereto to the effect that, as to each Mortgage Loan listed in the Mortgage Loan Schedule: (a) all documents required to be delivered to the Trustee pursuant to this Agreement are in its possession, (b) such documents have been reviewed by it and have not been mutilated, damaged, defaced, torn or otherwise physically altered, and such documents relate to such Mortgage Loan, (c) based on its examination and only as to the foregoing documents, the information set forth in items (i) through (iii) of the definition of Mortgage Loan Schedule respecting such Mortgage Loan accurately reflects the information contained in the documents in the Trustee Mortgage File and (d) each Mortgage Note has been endorsed and each assignment of Mortgage has been delivered as provided in Section 2.01 hereof. The Trustee shall deliver to the Depositor, the Sellers and the Servicer a copy of such Final Certification. If, in the course of such review, the Trustee finds any document or documents constituting a part of a Mortgage File which do not meet the requirements of
(a)-(d) above, the Trustee shall promptly notify the Servicer, the Applicable Seller and the Depositor in writing, and request that the Applicable Seller correct or cure such defect. The Trustee shall promptly notify the Depositor in writing if any original assignment referred to in clause (v) of Section
2.01 has not been received by it prior to January 31, 2001. In the event the Applicable Seller fails to cure any document deficiency or defect reflected in the Final Certification or as otherwise required under Section 2.01, it shall not be the obligation of the Trustee hereunder to cure the same, and the Applicable Seller shall purchase the Mortgage Loan at the Purchase Price therefor or replace the Mortgage Loan with a Replacement Mortgage Loan and deposit in the Custodial Account any related Substitution Adjustment Amount if the substitution occurs within the time periods for substitution in Section 2.04.

                  Each of the Sellers, the Servicer and the Depositor agrees that at any time and from time to time upon written request of the Trustee, it shall promptly and duly execute and deliver any and all such further documents and assurances, and take such further actions as the Trustee reasonably may request in order to obtain or more fully vest the benefits of the assignment intended hereunder (as set forth hereinabove in Section 2.01 and hereinbelow in Section 2.03) and of the rights and powers herein granted.

                  The Trustee shall retain possession and custody of each Trustee Mortgage File in accordance with and subject to the terms and conditions set forth herein.

                  SECTION 2.03    Representations, Warranties and
                                  Covenants of the Sellers.

                  As of the Delivery Date, each of the Sellers, severally and not jointly, hereby makes to the Depositor and the Trustee the representations, warranties and covenants below.

                 (i) If WMBFA, the Seller is a federally chartered savings association, duly organized, validly existing and in good standing under the laws of the United States. If WMBFSB, the Seller is a savings bank, duly organized, validly existing and in good standing under the laws of the United States. If WMB, the Seller is a Washington state chartered stock savings bank, duly organized, validly existing and in good standing under the laws of the State of Washington.

                (ii) The Seller has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in the states where the Mortgaged Properties are located if the laws of such states require licensing or qualification in order to conduct business of the type conducted by the Seller and to the extent necessary to ensure the enforceability of each Mortgage Loan. The Seller has the corporate power and authority to enter into, execute and deliver this Agreement and all documents and instruments executed and delivered pursuant hereto and to perform its obligations in accordance therewith. The execution, delivery and performance of this Agreement by the Seller and the consummation of the transactions contemplated hereby, including, without limitation, the repurchase obligations hereinafter contained, have been duly and validly authorized. This Agreement evidences the valid, binding and enforceable obligations of the Seller. All requisite corporate action has been taken by the Seller to make this Agreement valid and binding upon the Seller in accordance with its terms.

               (iii) No consent, approval, authorization, or order of any court or governmental agency or body relating to the transactions contemplated by this Agreement is required as to the Seller or, if required, such consent, approval, authorization, or order has been or will, prior to the Delivery Date, be obtained, except for any recordations of Assignments of the Mortgages to or for the benefit of the Trustee on behalf of the Certificateholders pursuant to this Agreement.

                (iv) The consummation of the transactions contemplated by this Agreement, including without limitation the fulfillment of or compliance with the terms and conditions of this Agreement, are in the ordinary course of business of the Seller and will not (i) result in the breach of any term or provision of the charter or by-laws of the Seller, (ii) result in the breach of any term or provision of, or conflict with or constitute a default under, or result in the acceleration of any obligation under, any material agreement, indenture, loan or credit agreement or other instrument to which the Seller or its property is subject or (iii) result in the violation of any law, rule, regulation, order, judgment, or decree to which the Seller or its property is subject.

                (v) There is no action, suit, proceeding or investigation pending or, to the best of the Seller's knowledge, threatened against the Seller which, either in any one instance or in the aggregate, is in the Seller's judgment, likely to result in any material impairment of the right or ability of the Seller to carry on its business substantially as now conducted, or which would draw into question the validity of this Agreement or the Mortgage Loans, or of any action taken or to be taken in connection with the obligations of the Seller contemplated herein or therein, or which would be likely to impair materially the ability of the Seller to perform its obligations hereunder or thereunder.

               (vi) The Seller is an approved servicer of mortgage loans for Fannie Mae and Freddie Mac, in good standing.

               (vii) The Seller is a HUD approved mortgagee pursuant to
          Section 203 of the National Housing Act. No event has occurred, including but not limited to a change in insurance coverage, which would make the Seller unable to comply with HUD eligibility requirements or which would required notification to HUD.

                  SECTION 2.04 Representations, Warranties and Covenants of the Sellers with respect to the Mortgage Loans.

                  (a) Each Seller, severally and not jointly, hereby makes to the Depositor and the Trustee for the benefit of the Depositor and the Certificateholders the representations, warranties and covenants below with respect only to its related Mortgage Loans. Unless otherwise specified therein, each of such representations, warranties and covenants is made as of the Delivery Date unless otherwise stated therein.

                  (i) The information with respect to such Mortgage Loan set forth on the Mortgage Loan Schedule is complete, true and correct.

                 (ii) The Mortgage is a valid, subsisting and enforceable first lien on the Mortgaged Property, including all buildings, fixtures, installations and improvements to the Mortgaged Property, and the Mortgaged Property is free and clear of all encumbrances and liens having parity with or priority over the first lien of the Mortgage except for (i)the lien of current real property taxes and assessments not yet due and payable, (ii)covenants, conditions and restrictions, rights of way, easements, mineral right reservations and other matters of public record as of the date of recording of such Mortgage, such exceptions generally being acceptable under prudent mortgage lending standards or specifically reflected in the appraisal made in connection with the origination of such Mortgage Loan and specifically referred to in the mortgagee's policy of title insurance and (iii)other matters to which like properties are commonly subject that do not materially interfere with the value (as determined by the Appraised Value), use, enjoyment or marketability of the Mortgaged Property. There are no security agreements, chattel mortgages, or equivalent documents related to the Mortgage.

               (iii) (a) The Mortgaged Property is free of material damage or waste and in good repair, (b) there is no proceeding pending or, to the best of the Seller's knowledge, threatened for the total or partial condemnation of the Mortgaged Property and (c) no notice of any such pending or threatened proceeding has been received, in each of clause (a), (b) and (c), so as to adversely impair the value or marketability of the Mortgaged Property.

               (iv) All of the improvements which were included for the purpose of determining the Appraised Value of the Mortgaged Property were completed at the time that such Mortgage Loan was originated and lie wholly within the boundaries and building restriction lines of such Mortgaged Property. No improvements on adjoining properties encroach upon the Mortgaged Property. No improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning law or regulation.

               (v) The Seller, any of its affiliates and any other entities that have had any interest in the Mortgage, whether as mortgagee, assignee, pledgee, or otherwise, are (or, during the period in which they held and disposed of such interest, were) (i) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located and (ii)(A) organized under the laws of such state, (B) qualified to do business in such state, (C) federal savings and loan associations or national banks having principal offices in such state, (D) not doing business in such state or (E) not required to qualify to do business in such state.

               (vi) There are no custodial agreements in effect adversely affecting the right or ability of the Seller to make the deliveries specified in Section 2.01. Each of the documents with respect to such Mortgage Loan specified in Section 2.01 or in the Mortgage File, is genuine, true, correct and complete and has not been altered or modified by or on behalf of the Seller in any way except as noted in the Mortgage File and as reflected on the Mortgage Loan Schedule.

               (vii) The Mortgage Note and the Mortgage are genuine, and each is the legal, valid and binding obligation of the maker thereof and each party assuming liability therefor, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting the enforcement of creditors' rights generally and except that the equitable remedy of specific performance and other equitable remedies are subject to the discretion of the courts. All parties to the Mortgage Note and the Mortgage had legal capacity to execute the Mortgage Note and the Mortgage and convey the estate therein purported to be conveyed, and the Mortgage Note and the Mortgage have been duly and properly executed by such parties or pursuant to a valid power-of-attorney that has been recorded with the Mortgage.

               (viii) The Mortgage has been duly assigned and the Mortgage Note has been duly endorsed as provided in Section 2.01. The Assignment of Mortgage delivered to the Trustee pursuant to Section
          2.01 is in recordable form except for the insertion of the name of the assignee and recording information and is acceptable for recording under the laws of the applicable jurisdiction.

               (ix) Any and all requirements of any federal, state, or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, or disclosure laws applicable to such Mortgage Loan have been complied with, and the Seller shall maintain, in its possession, available for the Trustee's inspection, and shall deliver to the Trustee or its designee upon demand, evidence of compliance with all such requirements. The consummation of the transactions contemplated by this Agreement will not cause the violation of any such laws.

               (x) The original principal balance of such Mortgage Loan did not exceed $1.6 million. The proceeds of such Mortgage Loan have been fully disbursed, there is no requirement for, and the Seller shall not make any, future advances thereunder. Any future advances made prior to the Cut-off Date have been consolidated with the principal balance secured by the Mortgage, and such principal balance, as consolidated, bears a single interest rate and single repayment term reflected on the related Mortgage Loan Schedule. There is no obligation on the part of the Seller to make payments in addition to those made by the Mortgagor, and, unless the Mortgage Loan is a relocation loan, there is no obligation on the part of any other party to make payments in addition to those made by the Mortgagor. The Principal Balance as of the Cut-off Date does not exceed the original principal amount of such Mortgage Loan. Any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with, and certificates of completion with respect thereto are contained in the related Mortgage File. All costs, fees and expenses incurred in making, or closing or recording such Mortgage Loan have been paid.

               (xi) As of the date of origination, there was no valid offset, defense, counterclaim or right of rescission as to the related Mortgage Note or Mortgage, including the obligation of the Mortgagor to pay the unpaid principal of or interest on such Mortgage Note.

              (xii) Such Mortgage Loan was originated by (a) the Seller, (b) a savings and loan association, savings bank, commercial bank, credit union, insurance company or similar institution that is supervised and examined by a Federal or state authority or (iii) a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act. Such Mortgage Loan has not been sold by the Seller to any Person other than Credit Suisse First Boston Mortgage Capital LLC.

             (xiii) Principal payments on such Mortgage Loan commenced or will commence no more than two months after funds were disbursed in connection with such Mortgage Loan. The Mortgage Note requires a Monthly Payment which is sufficient to fully amortize the original principal balance over the remaining term thereof and to pay interest at the Mortgage Interest Rate.

              (xiv) Such Mortgage Loan is a residential mortgage loan having an original term to maturity of not more than thirty years and thirty-one days as set forth on the related Mortgage Loan Schedule, with interest payable in arrears on the first day of each month (or such other day of the month as may be noted on the related Mortgage Loan Schedule). On the Delivery Date, the Mortgage Interest Rate is as set forth on the related Mortgage Loan Schedule. Such Mortgage Loan is fully amortizing over its term and is not subject to negative amortization.

              (xv) The Mortgage Note is not and has not been secured by any collateral, pledged account or other security, except the lien of the Mortgage.

             (xvi) The Mortgage contains customary and enforceable provisions which render the rights and remedies of the Trustee thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including (a) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (b) otherwise by judicial foreclosure. There is no homestead, dower, courtesy or other exemption or right available to the Mortgagor or any other person which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage. The Mortgage or Mortgage Note contains a provision that is, to the extent not prohibited by federal or state law, enforceable and that provides for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event that the Mortgaged Property is sold or transferred without the prior written consent of the mortgagee thereunder. The Mortgagor has not notified the Seller and the Seller has no knowledge of any relief requested or allowed to the Mortgagor under the Soldiers and Sailors Civil Relief Act of 1940.

             (xvii) If the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by the Trustee to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor.

            (xviii) The Mortgaged Property consists of a parcel of real property separately assessed for tax purposes, upon which is erected a detached or an attached one-to-four-family residence, an individual condominium or an individual unit in a planned unit development, in each case that is in compliance with Fannie Mae's applicable requirements. Such residence is not (i)a property held in trust (other than a revocable inter vivos trust that is in compliance with Fannie Mae's or Freddie Mac's applicable requirements, or, if the Mortgaged Property is located in Illinois, an Illinois land trust), (ii)a property the Mortgagor's ownership interest in which consists of a leasehold estate, (iii)a mobile home or manufactured home or (iv)a recreational vehicle.

              (xix) The Loan-to-Value Ratio of such Mortgage Loan at the time of origination was not greater than 95%. If such Mortgage Loan had at the time of origination a Loan-to-Value Ratio in excess of 80%, such Mortgage Loan is subject to a Primary Mortgage Insurance Policy.

               (xx) Such Mortgage Loan was underwritten in accordance with the underwriting guidelines of the Seller in effect at the time such Mortgage Loan was originated.

               (xxi) Such Mortgage Loan does not have a shared appreciation feature or other contingent interest feature.

              (xxii) To the best of the Seller's knowledge, no statement, report or other document constituting a part of the Mortgage File contains any untrue statement of fact or omits to state a fact necessary to make the statements contained therein not misleading.

             (xxiii) The origination, servicing and collection practices, if any, used with respect to such Mortgage Loan have been in all material respects legal, proper, prudent and customary in the mortgage origination and servicing business.

              (xxiv) The appraisal report with respect to the Mortgaged Property contained in the Mortgage File was signed by a qualified appraiser, who met the requirements of the Seller's appraisal policies and procedures, who had no interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of such application and who otherwise meets the requirements of Fannie Mae or Freddie Mac. Such appraisal was made in accordance with the relevant provisions of the Financial Institutions Reform, Recovery and Enforcement Act of 1989.

              (xxv) Such Mortgage Loan was not originated pursuant to Section1602(aa) of the Truth-in-Lending Act, as amended (15 USC Section1602(aa)).

             (xxvi) Such Mortgage Loan is not what is commonly referred to as a "no-doc" or a "low-doc" loan.

             (xxvii) No misrepresentation, negligence or fraud with respect to such Mortgage Loan has taken place on the part of the Seller or any third party originator of such Mortgage Loan or with respect to the application for insurance with respect to such Mortgage Loan and the Seller was not aware, as of the date of origination of the Mortgage Loan, of any fact that would reasonably lead the Seller to believe that any misrepresentation, negligence or fraud had taken place on the part of any other person, including without limitation the Mortgagor, any appraiser, any builder or developer, or any other party involved in the origination of the Mortgage Loan or in the application of any insurance in relation to such Mortgage Loan.

            (xxviii) As of the date of origination of the Mortgage Loan, the Mortgaged Property was lawfully occupied under applicable law; as of the date of origination of the Mortgage Loan, all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy, have been made or obtained from the appropriate authorities.

               (xxix) The Seller has no knowledge of any circumstances or condition existing as of the Delivery Date with respect to the Mortgage, the Mortgaged Property, the Mortgagor or the Mortgagor's credit standing that can reasonably be expected to cause the Mortgage Loan to be an unacceptable investment as of the Delivery Date.

               (xxx) As of the date of sale of the Mortgage Loan by the Seller, the related Mortgaged Property was in material compliance with all applicable environmental laws pertaining to environmental hazards including, without limitation, asbestos, and neither the Seller nor, to the Seller's knowledge, the related Mortgagor, has received any notice of any violation or potential violation of such law.

               (xxxi) Interest on each Mortgage Loan is calculated on the basis of a 360-day year consisting of twelve 30-day months.

               (xxxii) Such Mortgage Loan is not subject to the provisions of the Homeownership and Equity Protection Act of 1994, as amended.

               (xxxiii) All improvements upon the Mortgaged Property are insured against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located, pursuant to insurance policies conforming to the requirements of Section 3.11 of this Agreement and issued by an insurer acceptable to Fannie Mae or Freddie Mac. Each individual insurance policy has been validly issued and is in full force and effect. Each individual insurance policy contains a standard mortgagee clause naming the Applicable Seller, and its successors and assigns, as mortgagee and loss payee.

               (xxxiv) The origination practices, if any, used with respect to such Mortgage Loan have been in all material respects legal, proper, prudent and customary in the mortgage origination business.

                  (b) The Servicer hereby makes to the Depositor and the Trustee for the benefit of the Depositor and the Certificateholders the representations, warranties and covenants below. Unless otherwise specified therein, each of such representations, warranties and covenants is made as of the Cut-Off Date.

                 (i) The terms of the Mortgage and the Mortgage Note have not been impaired, waived, altered, or modified in any respect, except by a written instrument which has been recorded, if necessary, to protect the interest of the Trustee and each of which is a part of the Trustee Mortgage File and which has been delivered to the Trustee. The substance of any such alteration or modification is reflected on the related Mortgage Loan Schedule.

                (ii) No instrument of release, waiver, alteration, or modification has been executed in connection with such Mortgage Loan, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement, which is part of the Trustee Mortgage File and has been delivered to the Trustee, and the terms of which are reflected in the related Mortgage Loan Schedule.

               (iii) As of the Cut-off Date, there is no default, breach, violation, or event of acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute such a default, breach, violation, or event of acceleration, and the Servicer has not waived any such default, breach, violation, or event of acceleration. All taxes, governmental assessments (including assessments payable in future installments), insurance premiums, leasehold payments, or ground rents which previously became due and owing in respect of or affecting the related Mortgaged Property have been paid, or an escrow of funds has been established for the items identified in the related Mortgage Loan Schedule in an amount sufficient to pay for every such item which remains unpaid and which has been assessed but is not yet due and payable. The Servicer has not induced, solicited, or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required by the Mortgage or the Mortgage Note.

               (iv) There are no mechanics' or similar liens or claims which have been filed for work, labor, or material (and no rights are outstanding that under law could give rise to such lien) which are, or may be, liens prior or equal to, or coordinate with, the lien of the related Mortgage, which are not insured against by the related mortgagee's policy of title insurance.

               (v) All payments required to be made under the related Mortgage and Mortgage Note through and including the related Cut-off Date, have been made as of the Cut-off Date.

               (vi) Such Mortgage Loan is covered by an ALTA mortgage title insurance policy, with or such other generally used and acceptable form of policy or insurance acceptable to Fannie Mae or Freddie Mac, issued by and the valid and binding obligation of a title insurer acceptable to Fannie Mae or Freddie Mac and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring the Applicable Seller, and its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of such Mortgage Loan, and such mortgage title insurance policy is in full force and effect. No claims have been made under such policy and the Servicer has not taken any action to impair the enforceability of such policy.

              (vii) No claims have been made under such policies and the Servicer has not taken any action to impair the enforceability of such policies. If the Mortgaged Property is located in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available), such Mortgaged Property is covered by flood insurance meeting the requirements of the current guidelines of the Federal Insurance Administration. The Servicer has caused to be performed any and all acts required to preserve the rights and interests of the Trustee in all insurance policies required by this Agreement, including, without limitation, notification of insurers, and assignment of policies or interests therein. All premiums thereon have been paid. The Mortgage obligates the Mortgagor to maintain all such insurance at the Mortgagor's cost and expense, and upon the Mortgagor's failure to do so, authorizes the purchaser of the Mortgage to obtain and maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor, and the Servicer has not acted or failed to act so as to impair the coverage of any such insurance policy or the validity, binding effect and enforceability thereof.

              (viii) The servicing and collection practices, if any, used with respect to such Mortgage Loan have been in all material respects legal, proper, prudent and customary in the mortgage origination and servicing business.

                (ix) The Servicer has no knowledge of any circumstances or condition existing as of the Delivery Date with respect to the Mortgage, the Mortgaged Property, the Mortgagor or the Mortgagor's credit standing that can reasonably be expected to cause the Mortgage Loan to be an unacceptable investment as of the Delivery Date.

                 (x) The Mortgaged Property is in material compliance with all applicable environmental laws pertaining to environmental hazards including, without limitation, asbestos, and neither the Servicer nor, to the Servicer's knowledge, the related Mortgagor, has received any notice of any violation or potential violation of such law.

                (xi) There exist no deficiencies in excess of $1000 with respect to escrow deposits and payments, if such are required, for which customary arrangements for repayment thereof have not been made or which the Servicer expects not to be cured, and no escrow deposits or payments of other charges or payments due the Applicable Seller have been capitalized under the Mortgage or the Mortgage Note.

                  Upon the discovery by the Applicable Seller, the Depositor, the Servicer or the Trustee (or upon notice thereof in writing from a Certificateholder) of a breach or breaches of any of the representations and warranties made in Section this 2.04 in respect of any Mortgage Loan, or any breach of a representation or warranty of a Seller or the Servicer set forth in Section 2.03, which breach or breaches, individually or in the aggregate, materially and adversely affect the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties. The Trustee shall promptly notify the Applicable Seller or the Servicer, as applicable, of such breach and request that the Applicable Seller or the Servicer, as applicable, cure such breach within 60 days from the date of such notice, and if the Applicable Seller or Servicer, as applicable, does not cure such breach in all material respects, the Applicable Seller or the Servicer, shall either (i) substitute a Replacement Mortgage Loan or Loans for the related Mortgage Loan, which substitution must be made as specified in this Section or (ii) purchase such Mortgage Loan held for the benefit of the Certificateholders from the Trustee at the Purchase Price therefor.

                  The Applicable Seller or the Servicer shall not have any right to substitute a Replacement Mortgage Loan or Loans for the affected Mortgage Loan more than three months after the Delivery Date (or more than two years after the Delivery Date if the related Mortgage Loan is a "defective obligation" within the meaning of Section 860G(a)(4)(B)(ii) of the Code), and any substitution must be accompanied by an Officers' Certificate delivered to the Trustee, certifying that such Replacement Mortgage Loan conforms to the requirements of this Agreement, and by an Opinion of Counsel to the effect that such substitution will not cause the Trust Fund to fail to qualify as a REMIC and will not result in a prohibited transaction tax, which Opinion of Counsel shall be paid for by the Applicable Seller or the Servicer, as applicable. Notwithstanding the foregoing, if any such breach would cause a Mortgage Loan to be other than a "qualified mortgage loan" as described in
Section 860G(a)(3) of the Code, any substitution shall occur within 90 days of the discovery of the breach.

                  As to any Replacement Mortgage Loan or Loans, the Applicable Seller or the Servicer, as applicable, shall deliver to the Trustee for such Replacement Mortgage Loan or Loans, the Mortgage Note, the Mortgage, the related assignment of the Mortgage, and such other documents and agreements as are required by Section 2.01, with the Mortgage Note endorsed in blank or to the Trustee for the benefit of the Holders of the Mortgage-Backed Pass-Through Certificates, Series 2001-WM2. No substitution will be made in any calendar month after the Determination Date for such month. Monthly payments due with respect to Replacement Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be remitted by the Servicer to the Applicable Seller or the Servicer, as applicable, on the next succeeding Distribution Date. For the month of substitution, distributions to Certificateholders will include the Monthly Payment due on such Deleted Mortgage Loan for such month and thereafter the Applicable Seller or the Servicer, as applicable, shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan.

                  Upon such substitution, the Servicer shall amend or cause to be amended the Mortgage Loan Schedule to reflect the removal of such Deleted Mortgage Loan and the substitution of the Replacement Mortgage Loan or Loans. Upon such substitution, the Replacement Mortgage Loan or Loans shall be subject to the terms of this Agreement in all respects and the Applicable Seller or the Servicer, as applicable, shall be deemed to have made, as of the date of substitution, with respect to the Replacement Mortgage Loan or Loans, the representations and warranties pertaining to the Mortgage Loans contained in Section 2.04 hereof. Upon receipt of the Trustee Mortgage File pertaining to any Replacement Mortgage Loans, the Trustee shall release the Trustee Mortgage File held for the benefit of the Certificateholders relating to such Deleted Mortgage Loan to the Applicable Seller or the Servicer, as applicable, and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest title (to the extent that such title was transferred to the Trustee) in the Applicable Seller or the Servicer, as applicable, or its designee to any Deleted Mortgage Loan substituted for pursuant to this Section 2.04.

                  In any month in which a Seller or the Servicer substitutes one or more Replacement Mortgage Loans for one or more Deleted Mortgage Loans, the Servicer will determine the amount (if any) by which the aggregate Principal Balance of all such Replacement Mortgage Loans as of the date of substitution is less than the aggregate Principal Balance of all such Deleted Mortgage Loans (in each case after application of scheduled principal portion of the monthly payments received in the month of substitution). The amount of such shortage (the "Substitution Adjustment Amount") shall be deposited into the Custodial Account by the Applicable Seller or the Servicer, as applicable, in the month of substitution pursuant to Section 3.07, without any reimbursement thereof. The Servicer shall give notice in writing to the Trustee of such event, which notice shall be accompanied by an Officers' Certificate as to the calculation of such shortage.

                  In the event that a Seller or the Servicer shall have repurchased a Mortgage Loan, upon receipt by the Trustee of written notification of the deposit of the Purchase Price, the Trustee shall release the related Trustee Mortgage File held for the benefit of the Certificateholders to the Applicable Seller or the Servicer, as applicable, and the Trustee shall execute and deliver the related instruments of transfer or assignment, in each case without recourse, as shall be necessary to transfer title (to the extent that such title was transferred to the Trustee) from the Trustee for the benefit of the Certificateholders and vest title in the Applicable Seller or the Servicer, as applicable, or the designee thereof, as the case may be, to any Mortgage Loan purchased pursuant to this Section
2.04. It is understood and agreed that the obligation under this Agreement of any Person to repurchase or substitute any Mortgage Loan as to which such breach has occurred and is continuing shall constitute the sole and exclusive remedy respecting such breach available to Certificateholders or the Trustee on their behalf.

                  All expenses incidental to any substitution or repurchase of a Mortgage Loan under this Section shall be borne by the party repurchasing or substituting such Mortgage Loan.

                  SECTION 2.05   Issuance of Certificates.

                  The Trustee acknowledges the assignment to it of the Mortgage Loans together with the assignment to it of all other assets included in the Trust Fund, receipt of which (subject to the review and certifications provided for in Section 2.02) is hereby acknowledged. Concurrently with such assignment and delivery and in exchange therefor, the Trustee, pursuant to the written request of the Depositor executed by an officer of the Depositor, has executed the Class I-A-1, Class I-A-2, Class I-A-3, Class II-A, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3, Class I-P, Class I-S, Class II-S and Class R Certificates and caused them to be authenticated and delivered to or upon the order of the Depositor in authorized denominations which evidence ownership of the Trust Fund. The rights of the Holders of such Certificates to receive distributions from the Trust Fund and all ownership interests of the Holders of the Class I-A-1, Class I-A-2, Class I-A-3, Class I-A, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3, Class I-P, Class I-S, Class II-S and Class R Certificates in such distributions shall be as set forth in this Agreement.

                  SECTION 2.06   REMIC Provisions.

                  (a) The Depositor hereby elects and authorizes the Trustee to treat the Trust Fund as two REMICs (each, a "REMIC") under the Code and, if necessary, under applicable state law. Each such election will be made on Form 1066 or other appropriate federal tax or information return (including Form
8811) or any appropriate state return (x) for the taxable year ending on the last day of the calendar year in which the Certificates are issued and (y) for the taxable year ending on the last day of the calendar year in which Certificates are first sold to a third party. The Delivery Date is hereby designated as the "startup day" of the REMIC within the meaning of Section 860G(a)(9) of the Code. The "regular interests" (within the meaning of Section 860G of the Code) in the Master REMIC shall consist of the Class A, Class M, Class B, Class P and Class S Certificates and the "residual interest" in the Master REMIC shall consist of the Class R Certificates. The Depositor and the Trustee shall not permit the creation of any "interests" (within the meaning of Section 860G of the Code) in the Master REMIC other than the Class A Certificates, Class P Certificates, Class S Certificates, Class M, Class B and Class R Certificates, respectively.

                  (b) The Trustee on behalf of the Holders of the Class R Certificates, shall act as agent for the Class R Certificateholder as the "tax matters person" (within the meaning of the REMIC Provisions) for the REMICs, in the manner provided under Treasury regulations section 1.860F-4(d) and temporary Treasury regulations section 301.6231(a)(7)-1T. By its acceptance of a Class R Certificate, each Holder thereof shall have agreed to such appointment and shall have consented to the appointment of the Trustee as its agent to act on behalf of the REMICs pursuant to the specific duties outlined herein.

                  (c) A Holder of the Class R Certificates, by the purchase of such Certificates, shall be deemed to have agreed to timely pay, upon demand by the Trustee, the amount of any minimum California state franchise taxes due with respect to the REMICs, respectively, under Sections 23151(a) and 23153(a) of the California Revenue and Taxation Code. Notwithstanding the foregoing, the Trustee shall be authorized to retain the amount of such tax from amounts otherwise distributable to such Holder in the event such Holder does not promptly pay such amount upon demand by the Trustee. In the event that any other federal, state or local tax is imposed, including without limitation taxes imposed on a "prohibited transaction" of a REMIC as defined in Section 860F of the Code, such tax shall be charged against amounts otherwise available for distribution to the applicable Holder of a Class R Certificate and then against amounts otherwise available for distribution to the Holders of Regular Certificates in accordance with the provisions set forth in Sections 4.02 and 4.03, respectively. The Trustee shall promptly deposit in the Certificate Account any amount of "prohibited transaction" tax that results from a breach of the Trustee's duties under this Agreement. The Servicer shall promptly deposit in the Certificate Account any amount of "prohibited transaction" tax that results from a breach of the Servicer's duties under this Agreement.

                  (d) The Trustee shall act as attorney-in-fact and as agent on behalf of the tax matters person of the REMIC and in such capacity the Trustee shall: (i) prepare, sign and file, or cause to be prepared, signed and filed, federal and state tax returns using a calendar year as the taxable year for the REMIC when and as required by the REMIC Provisions and other applicable federal income tax laws as the direct representative of the REMIC in compliance with the Code and shall provide copies of such returns as required by the Code; (ii) make an election, on behalf of the REMIC, to be treated as a REMIC on the federal tax return of such REMIC for its first taxable year, in accordance with the REMIC Provisions; and (iii) prepare and forward, or cause to be prepared and forwarded, to the Certificateholders and to any governmental taxing authority all information reports as and when required to be provided to them in accordance with the REMIC Provisions. The expenses of preparing and filing such returns shall be borne by the Trustee. The Depositor and Servicer shall provide on a prompt and timely basis to the Trustee or its designee such information with respect to the REMIC as is in their possession and reasonably required or requested by the Trustee to enable it to perform its obligations under this subsection.

                  In its capacity as attorney-in-fact and as agent on behalf of the tax matters person, the Trustee shall also: (A) act on behalf of the REMIC in relation to any tax matter or controversy involving the Trust Fund,
(B) represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto and (C) cause to be paid solely from the sources provided herein the amount of any taxes imposed on the REMIC when and as the same shall be due and payable (but such obligation shall not prevent the Trustee or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Trustee from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings).

                  (e) The Trustee shall provide (i) to any transferor of a Class R Certificate such information as is necessary for the application of any tax relating to the transfer of a Class R Certificate to any Person who is not a permitted transferee, (ii) to the Trustee and the Trustee shall forward to the Certificateholders such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount and market discount or premium and (iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of the REMIC.

                  (f) The Trustee, the Depositor and the Holder of the Class R Certificates shall take any action or cause the Trust Fund to take any action necessary to create or maintain the status of each of the REMIC as a REMIC under the REMIC Provisions and shall assist each other as necessary to create or maintain such status. Except for actions expressly permitted under the terms of this Agreement, neither the Trustee nor the Holder of the Class R Certificates shall take any action, cause the Trust Fund to take any action or fail to take (or fail to cause the Trust Fund to take) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of the REMIC as a REMIC or (ii) result in the imposition of a tax upon the REMIC (including, but not limited to, the tax on prohibited transactions as defined in Code Section 860F(a)(2) and the tax on prohibited contributions set forth in Section 860G(d) of the Code) (either such event, an "Adverse REMIC Event") unless the Trustee has received an Opinion of Counsel (at the expense of the party seeking to take such action) to the effect that the contemplated action will not endanger such status or result in the imposition of such a tax.

                  The Trustee shall not take or fail to take any action (whether or not authorized hereunder) as to which the Servicer or Depositor has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action. In addition, prior to taking any action with respect to the REMIC or their assets, or causing the REMIC to take any action, which is not expressly permitted under the terms of this Agreement, the Trustee will consult with the Servicer and Depositor or their designees, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to the REMIC and the Trustee shall not take any such action or cause the REMIC to take any such action as to which the Servicer or Depositor has advised it in writing that an Adverse REMIC Event could occur.

                  In addition, prior to taking any action with respect to the REMIC or the assets therein, or causing the REMIC to take any action, which is not expressly permitted under the terms of this Agreement, the Holder of the Class R Certificates will consult with the Trustee or its designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to the REMIC, and no such Person shall take any action or cause the Trust Fund to take any such action as to which the Trustee has advised it in writing that an Adverse REMIC Event could occur. The Trustee may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take action not permitted by this Agreement.

                  At all times as may be required by the Code, the Servicer will to the extent within its control and the scope of its duties more specifically set forth herein, maintain substantially all of the assets of the REMIC as "qualified mortgages" as defined in Section 860G(a)(3) of the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code.

                  (g) In the event that any tax is imposed on "prohibited transactions" of the REMIC, as defined in Section 860F(a)(2) of the Code, on "net income from foreclosure property" of the REMIC, as defined in Section 860G(c) of the Code, on any contributions to the REMIC after the Startup Day therefor pursuant to Section 860G(d) of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to the Servicer, if such tax arises out of or results from a breach by the Servicer of any of its obligations under this Agreement or if the Servicer has in its sole discretion determined to indemnify the Trust Fund against such tax, (ii) to the Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this
Article II, or (iii) otherwise against amounts on deposit in the Custodial Account as provided by Section 3.09 and on the Distribution Date(s) following such reimbursement the aggregate of such taxes shall be allocated in reduction of the Interest Distribution Amount on each Class entitled thereto in the same manner as if such taxes constituted a Prepayment Interest Shortfall.

                  (h) The Trustee and the Servicer shall, for federal income tax purposes, maintain books and records with respect to the REMIC on a calendar year and on an accrual basis or as otherwise may be required by the REMIC Provisions.

                  (i) Following the Startup Day, neither the Servicer nor the Trustee shall accept any contributions of assets to the REMIC unless (subject to 2.06(f)) the Servicer and the Trustee shall have received an Opinion of Counsel (at the expense of the party seeking to make such contribution) to the effect that the inclusion of such assets in the REMIC will not cause the REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding, or subject the REMIC to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

                  (j) Neither the Servicer nor the Trustee shall (subject to Section 2.06(f)) enter into any arrangement by which the REMIC will receive a fee or other compensation for services nor permit such REMIC to receive any income from assets other than "qualified mortgages" as defined in Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

                  (k) Within 30 days after the Delivery Date, the Trustee shall prepare and file with the Internal Revenue Service Form 8811, "Information Return for Real Estate Mortgage Investment Conduits (REMIC) and Issuers of Collateralized Debt Obligations" for the REMIC.

                  (l) Neither the Trustee nor the Servicer shall sell, dispose of or substitute for any of the Mortgage Loans (except in connection with (i) the default, imminent default or foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of the REMIC, (iii) the termination of the REMIC pursuant to Article X of this Agreement or (iv) a purchase of Mortgage Loans pursuant to Article II or III of this Agreement) nor acquire any assets for the REMIC, nor sell or dispose of any investments in the Custodial Account or the Certificate Account for gain nor accept any contributions to the REMIC after the Delivery Date (a) unless it has received an Opinion of Counsel that such sale, disposition, substitution or acquisition will not affect adversely the status of the REMIC as a REMIC or (b) unless the Servicer has determined in its sole discretion to indemnify the Trust Fund against such tax.

                  (m) In order to enable the Trustee to perform its duties as set forth herein, the Depositor shall provide, or cause to be provided to the Trustee, within ten days after the Delivery Date, all information or data that the Trustee determines to be relevant for tax purposes to the valuations and offering prices of the Certificates, including, without limitation, the price, yield, prepayment assumption and projected cash flows of the Certificates and the Mortgage Loans and the Trustee shall be entitled to rely upon any and all such information and data in the performance of its duties set forth herein. Thereafter, the Servicer shall provide, promptly upon request therefor, any such additional information or data that the Trustee may from time to time reasonably request in order to enable the Trustee to perform its duties as set forth herein and the Trustee shall be entitled to rely upon any and all such information and data in the performance of its duties set forth herein. The Depositor shall indemnify the Trustee and hold its harmless for any loss, liability, damage, claim or expense of the Trustee arising from any failure of the Depositor to provide, or to cause to be provided, accurate information or data to the Trustee on a timely basis. The Servicer shall indemnify the Trustee and hold it harmless for any loss, liability, damage, claim or expense of the Trustee arising from any failure of the Servicer to provide, or to cause to be provided, accurate information or data to the Trustee on a timely basis. The indemnification provisions hereunder shall survive the termination of this Agreement and shall extend to any co-trustee appointed pursuant to this Agreement.

                  SECTION 2.07   Representations and Warranties of the Servicer.

                  As of the Delivery Date, the Servicer hereby makes to the Depositor and the Trustee the representations and warranties below.

                  (i) The Servicer is a federally chartered savings association, duly organized, validly existing and in good standing under the laws of the United States, has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in the states where the Mortgaged Properties are located, if the laws of such states require licensing or qualification in order to conduct business of the type conducted by the Servicer and to the extent necessary to ensure the servicing of each Mortgage Loan in accordance with this Agreement. The Servicer has the corporate power and authority to enter into, execute and deliver this Agreement and all documents and instruments executed and delivered pursuant hereto and to perform its obligations in accordance therewith. The execution, delivery and performance of this Agreement by the Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized. This Agreement evidences the valid, binding and enforceable obligations of the Servicer, except as enforceability may be limited by bankruptcy, reorganization, insolvency, receivership, conservatorship, moratorium and similar laws affecting creditors rights generally. All requisite corporate action has been taken by the Servicer to make this Agreement valid and binding upon the Servicer in accordance with its terms.

               (ii) No consent, approval, authorization, or order of any court or governmental agency or body relating to the transactions contemplated by this Agreement is required as to the Servicer or, if required, such consent, approval, authorization, or order has been or will, prior to the date of this Agreement, be obtained.

             (iii) The consummation of the transactions contemplated by this Agreement, including without limitation the fulfillment of or compliance with the terms and conditions of this Agreement, are in the ordinary course of business of the Servicer and will not (i) result in the breach of any term or provision of the charter or by-laws of the Servicer, (ii) result in the breach of any term or provision of, or conflict with or constitute a default under, or result in the acceleration of any obligation under, any material agreement, indenture, loan or credit agreement, or other instrument to which the Servicer or its property is subject or (iii) result in the violation of any law, rule, regulation, order, judgment, or decree to which the Servicer or its property is subject.

             (iv) There is no action, suit, proceeding or investigation pending or, to the best of the Servicer's knowledge, threatened against the Servicer which, either in any one instance or in the aggregate, is in the Servicer's judgment, likely to result in any material impairment of the right or ability of the Servicer to carry on its business substantially as now conducted, or which would adversely affect the validity of this Agreement, or of any action taken or to be taken in connection with the obligations of the Servicer contemplated herein or therein, or which would be likely to impair materially the ability of the Servicer to perform its obligations hereunder or thereunder.

             (v) The Servicer is an approved servicer of mortgage loans for Fannie Mae and Freddie Mac, in good standing. No event has occurred, including but not limited to a change in insurance coverage, which would make the Servicer unable to comply with Fannie Mae and Freddie Mac eligibility requirements or which would require notification to Fannie Mae or Freddie Mac.

                                 ARTICLE III

                         ADMINISTRATION AND SERVICING
                               OF MORTGAGE LOANS

                  SECTION 3.01   Servicing Standard.

                  For and on behalf of the Trustee and the Certificateholders, the Servicer shall service and administer the Mortgage Loans in accordance with Acceptable Servicing Procedures except as otherwise expressly provided in this Agreement. In connection with such servicing and administration, the Servicer shall have full power and authority, acting alone and/or through any Sub-Servicer as provided in Section 3.02 hereof, to do or cause to be done any and all things that it may deem necessary or desirable in connection with such servicing and administration, including but not limited to, the power and authority, subject to the terms hereof (a) to execute and deliver, on behalf of the Certificateholders and the Trustee, customary consents or waivers and other instruments and documents (including, without limitation, estoppel certificates), (b) to consent to transfers of any Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages (but only in the manner provided in this Agreement), (c) to collect any Insurance Proceeds and Liquidation Proceeds, (d) to consent to any subordinate financings to be secured by any Mortgaged Property to the extent that such consent is required pursuant to the terms of the related Mortgage, (e) to consent to the application of any proceeds of insurance policies or condemnation awards to the restoration of the applicable Mortgaged Property or otherwise, and (f) subject to the provisions of Section 3.07 and 3.13, to effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing any Mortgage Loan; provided, however, that the Servicer shall take no action that is materially inconsistent with or materially prejudices the interest of the Trustee or the Certificateholders in any Mortgage Loan or the rights and interest of the Depositor, the Trustee or the Certificateholders under the terms of this Agreement unless such action is specifically called for by the terms hereof.

                  Without limiting the generality of the foregoing, but subject to the terms hereof, the Servicer, in its own name or in the name of the Depositor and the Trustee, is hereby authorized and empowered by the Depositor and the Trustee, when the Servicer believes it appropriate in its best judgment, to execute and deliver, on behalf of the Trustee, the Depositor, the Certificateholders or any of them, any and all instruments of modification, satisfaction, cancellation or assignment, or of partial or full release or discharge and all other comparable instruments, with respect to the Mortgage Loans, and with respect to the Mortgaged Properties held for the benefit of the Certificateholders. The Servicer shall promptly notify the Trustee of any such execution and delivery. The Depositor and the Trustee for the benefit of the Certificateholders shall furnish the Servicer with any powers of attorney and other documents necessary or appropriate to enable the Servicer to service and administer the Mortgage Loans.

                  In accordance with the standards of the second preceding paragraph, the Servicer shall advance or cause to be advanced funds as necessary for the purpose of effecting the timely payment of taxes and assessments on each Mortgaged Property or any related unpaid insurance premiums that are not timely paid by the Mortgagors prior to any such time as a Mortgage Loan is in foreclosure; provided, however, that the Servicer shall be required to advance only to the extent that such advances, in the good faith judgment of the Servicer, will be recoverable by the Servicer out of Insurance Proceeds, Liquidation Proceeds (net of Liquidation Expenses) or otherwise; and provided further, that such payments shall be advanced when the tax, premium or other cost for which such payment is intended is due. Any such advances shall be reimbursable in the first instance from related collections from the related Mortgagors pursuant to Section 3.07 hereof, and further as Liquidation Expenses as provided in Section 3.13 hereof and may be withdrawn from the Custodial Account pursuant to Section 3.09 hereof. All costs incurred by the Servicer or by the related Sub-Servicer in effecting the timely payments of taxes and assessments on the Mortgaged Properties and related insurance premiums shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the Principal Balance under the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loans so permit.

                  Notwithstanding anything in this Agreement to the contrary, the Servicer shall not (unless the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Servicer, imminent) permit any modification with respect to any Mortgage Loan (i) that would change the Net Mortgage Rate or, reduce or increase the principal balance (except for reductions resulting from actual payments of principal) or (ii) that would both constitute a sale or exchange of the Mortgage Loan within the meaning of Section 1001 of the Code (including any proposed, temporary, or final regulations promulgated thereunder) (other than in connection with a proposed conveyance or assumption of the Mortgage Loan that is a Principal Prepayment made (or treated as made) by the Mortgagor of the entire principal balance of a Mortgage Loan) and cause the Trust Fund to fail to qualify as a REMIC under the Code.

                  SECTION 3.02 Sub-Servicing Agreements between Servicer and Sub-Servicers; Enforcement of the Obligations of Sub-Servicers.

                  (a) The Servicer may enter into Sub-Servicing Agreements with Sub-Servicers for the servicing and administration of all or part of the Mortgage Loans. References in this Agreement to actions taken or to be taken by the Servicer in servicing the Mortgage Loans include actions taken or to be taken by a Sub-Servicer on behalf of the Servicer. Each Sub-Servicing Agreement will be on terms consistent with this Agreement. The Servicer shall give the Trustee prompt written notice of the appointment of any Sub-Servicer. For purposes of this Agreement, the receipt by a Sub-Servicer of any amount with respect to a Mortgage Loan (other than amounts representing servicing compensation or reimbursement for an advance) shall be treated as the receipt by the Servicer of the amount. The Sub-Servicer shall deposit all collections in an Eligible Account.

                  (b) As part of its servicing activities hereunder, the Servicer, for the benefit of the Depositor, the Trustee and the Certificateholders, shall supervise, administer, monitor and oversee the servicing of the Mortgage Loans that are not serviced by it directly, and shall enforce the obligations of each Sub-Servicer under the related Sub-Servicing Agreement. Such enforcement shall include, without limitation, the legal prosecution of claims, termination of Sub-Servicing Agreements, as appropriate, and the pursuit of other appropriate remedies, and shall be in such form and carried out to such an extent and at such time as the Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The Servicer shall pay the costs of such enforcement at its own expense, but shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement only to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loans or
(ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed. The Servicer shall not waive any event of default by a Sub-Servicer under a Sub-Servicing Agreement which is a failure to remit any payment required to be made by such Sub-Servicer that would result in an Event of Default under this Agreement.

                  (c) The Servicer may terminate any Sub-Servicing Agreement in accordance with its terms and without any limitation by virtue of this Agreement. If the Servicer is no longer the Servicer under this Agreement the Servicer shall, if so directed by the Trustee or the successor Servicer, terminate each Sub-Servicing Agreement that may have been entered into, and the Trustee and the successor servicer shall not be considered to have assumed any of the Servicer's interest in any Sub-Servicing Agreements, or to have replaced the Servicer as a party to any Sub-Servicing Agreement.

                  SECTION 3.03   Termination of the Rights of Sub-Servicers.

                  If the Servicer terminates the rights of a Sub-Servicer under any Sub-Servicing Agreement, the Servicer shall service the Mortgage Loans directly pursuant to and in accordance with the terms of this Agreement, or at the Servicer's election, enter into a substitute servicing agreement with another mortgage loan servicing company and reasonably acceptable to the Servicer under which such mortgage loan servicing company shall assume, satisfy, perform and carry out all liabilities, duties, responsibilities and obligations that are to be, or otherwise were to have been, satisfied, performed and carried out by the terminated Sub-Servicer, regardless of whether such liabilities, duties, responsibilities or obligations shall have accrued before or after the termination of the rights of such Sub-Servicer; provided, however, that any such substitute servicer and any such substitute servicing shall satisfy the requirements of Sections 3.01 and 3.02. If the Servicer does not elect to enter into a substitute servicing agreement with a successor servicer, the Servicer shall nevertheless service the Mortgage Loans directly pursuant to and in accordance with the terms of this Agreement, until a substitute Sub-Servicer has been appointed and designated and a substitute servicing agreement has been entered into by the Servicer and such substitute Sub-Servicer. The Servicer shall give notice to the Trustee and the Rating Agencies of any termination of a Sub-Servicer and any appointment or designation of a substitute Sub-Servicer.

                  SECTION 3.04   Liability of the Servicer.

                  Notwithstanding the provisions of any Sub-Servicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer or a Sub-Servicer or reference to actions taken through a Sub-Servicer or otherwise, the Servicer shall remain obligated and liable to the Depositor, the Trustee and the Certificateholders for the servicing and administering of the Mortgage Loans included in the Trust Fund in accordance with (and subject to the limitations contained herein) the provisions of this Agreement without diminution of such obligation or liability by virtue of such Sub-Servicing Agreements or agreements or arrangements or by virtue of indemnification from the Sub-Servicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Mortgage Loans. The Servicer shall be entitled to enter into any agreement with a Sub-Servicer for indemnification of the Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

                  SECTION 3.05 Rights of the Depositor, the Sellers and the Trustee in Respect of the Servicer.

                  The Servicer shall afford the Depositor, the Sellers and the Trustee, without charge but only upon reasonable notice and during normal business hours, access to all records and documentation in the Servicer's possession regarding the Mortgage Loans and to all accounts, insurance policies and other matters in the Servicer's possession relating to this Agreement and access to officers of the Servicer responsible for its obligations hereunder. The Depositor may, but is not obligated to, enforce the obligations of the Servicer hereunder. The Depositor shall not have any responsibility or liability for any action or failure to act by the Servicer and is not obligated to supervise the performance of the Servicer hereunder or otherwise.

                  SECTION 3.06   Trustee to Act as Servicer.

                  In the event that the Servicer shall for any reason no longer be the Servicer hereunder (including by reason of an Event of Default), the Trustee shall thereupon assume all of the rights and obligations of the Servicer hereunder arising thereafter (except that the Trustee shall not be liable for any defaults by the Servicer in the performance of its duties under this Agreement or for losses of the Servicer pursuant to Section 3.07 hereof, obligated to make Monthly Advances if prohibited by applicable law, nor obligated to effectuate repurchases or substitutions of Mortgage Loans hereunder as substitute Servicer, including pursuant to Section 2.04 hereof and except that the Trustee makes no representations and warranties hereunder, including pursuant to Section 2.04 hereof). If the Servicer shall for any reason no longer be the Servicer (including by reason of any Event of Default), the Trustee (or any other successor servicer) shall succeed to any rights and obligations of the Servicer under any Sub-Servicing Agreement and shall be deemed to have assumed the Servicer's interest therein; provided, however, that the Servicer shall not thereby be relieved of any liability or obligations under this Agreement, any Sub-Servicing Agreement or substitute servicing agreement arising prior to the date of such succession. All costs incurred by the Trustee in the transfer of servicing obligations to the Trustee or its designee shall be borne by the Servicer.

                  The Servicer shall, upon request of the Trustee, but at the expense of the Servicer, deliver to the assuming party all documents and records relating to the Mortgage Loans then being serviced thereunder and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of servicing to the assuming party.

                  SECTION 3.07   Collection of Mortgage Loan Payments.

                  The Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans and shall, to the extent such procedures shall be consistent with this Agreement, follow such collection procedures as it follows with respect to mortgage loans comparable to the Mortgage Loans held in its own portfolio and serviced by the Servicer. Consistent with the foregoing, the Servicer may in its discretion
(a) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan and (b) only upon determining that the coverage of such Mortgage Loan by any related Primary Mortgage Insurance Policy or any other insurance policy will not be adversely affected, extend the due dates for payments due on a Mortgage Note for a period not greater than 270 days, but in no event beyond the maturity date of any Mortgage Loan. In the event of any such arrangement described in clause
(b) of the preceding sentence, the Servicer shall continue to make timely Monthly Advances on the related Mortgage Loan, pursuant to and in accordance with Section 5.01 of this Agreement (but subject to any limitations contained therein), during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements.

                  The Servicer shall establish and maintain on behalf of the Certificateholders, the Custodial Account. The Servicer shall deposit into the Custodial Account, upon receipt (and in all events by not later than the end of the second Business Day following receipt thereof) and on a daily basis, deposit in the Custodial Account and retain therein, the following payments and collections received or made by the Servicer subsequent to the Cut-off Date (other than in respect of principal of and interest and any other payments on the Mortgage Loans due on or before the Cut-off Date) (except that any Monthly Advance shall be deposited on or prior to the Servicer Advance
Date):

                  (i) the principal portion of all Monthly Payments on the Mortgage Loans, including all Principal Payments in Part and Principal Payments in Full;

                  (ii) the interest portion of all Monthly Payments on the Mortgage Loans less the Servicing Fee and the Excess Servicing Fee;

                 (iii) all Insurance Proceeds, Liquidation Proceeds and Condemnation Proceeds, other than proceeds to be applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with the Servicer's normal servicing procedures, net of Liquidation Expenses;

                  (iv) all Monthly Advances made by the Servicer pursuant to
          Section 5.01 hereof and any payments of the Compensating Interest Payment pursuant to Section 3.16;

                   (v) any amount of any losses required to be deposited by the Servicer pursuant to the second succeeding paragraph of this Section
          3.07 in connection with any losses on Eligible Investments;

                  (vi) any amounts required to be deposited by the Servicer pursuant to Section 3.11 hereof;

                 (vii) all proceeds of any purchase by a Seller or the Servicer, as the case may be, of any Mortgage Loans or property acquired in respect of the Mortgage Loans pursuant to Sections 2.01, 2.02, 2.04 or 10.01 hereof and all amounts required to be deposited in connection with the substitution of Replacement Mortgage Loans pursuant to Sections 2.01, 2.02 or 2.04 hereof; and

                (viii) any other amounts required to be deposited in the Custodial Account pursuant to this Agreement including, without limitation, the amounts required to be deposited therein pursuant to
          Section 3.13 hereof.

                  The foregoing requirements for remittance by the Servicer shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of prepayment penalties, fees or premiums, late payment charges, assumption fees and any excess interest charges payable by the Mortgagor by virtue of any default or other non-compliance by the Mortgagor with the terms of the Mortgage or any other instrument or document executed in connection therewith or otherwise, if collected, need not be remitted or deposited into the Custodial Account by the Servicer. In the event that the Servicer shall remit or deposit any amount not required to be remitted or deposited and not otherwise subject to withdrawal pursuant to Section 3.09 hereof, it may at any time withdraw such amount from the Custodial Account on the following Distribution Date, any provision herein to the contrary notwithstanding. Such direction may be accomplished by delivering an Officers' Certificate to the Trustee which describes the amounts deposited in error in the Custodial Account. All funds deposited in the Custodial Account shall be held by the Servicer in trust for the Certificateholders until disbursed in accordance with this Agreement or withdrawn in accordance with Section 3.09. In no event shall the Trustee incur liability for withdrawals from the Custodial Account at the direction of the Servicer.

                  The Servicer shall invest the funds in the Custodial Account in Eligible Investments, which shall mature not later than the 18th day of each calendar month (or the next succeeding Business if the 18th is not a Business Day) (except that if such Eligible Investment is an obligation of the institution that maintains the Custodial Account, then such Eligible Investment shall mature not later than such Distribution Date). All such Eligible Investments shall be made in the name of the Trustee for the benefit of the Certificateholders (in its capacity as such) or its nominee. All income and gain net of any losses realized from any such investment shall be for the benefit of the Servicer and shall be subject to withdrawal at its direction from time to time. The amount of any losses net of any gains not paid to the Servicer incurred in respect of any such investments shall be remitted to the Trustee or deposited in the Custodial Account out of the Servicer's own funds promptly following the date that same are realized.

                  The Servicer shall promptly give notice to the Trustee, the Rating Agencies and the Depositor of the location of the Custodial Account and of any change thereof.

                  SECTION 3.08 Collection of Taxes, Assessments and Similar Items; Escrow Accounts.

                  The Servicer shall segregate and hold all funds collected and received pursuant to the Mortgage Loans which constitute Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow Accounts (collectively, the "Escrow Account"), in the form of time deposit or demand accounts, which may be interest bearing, entitled "Washington Mutual Bank, FA, in trust for U.S. Bank National Association, as trustee, and certain Mortgagors." The Escrow Account shall be an Eligible Account and shall be established with an institution that is a Qualified Depository.

                  The Servicer shall, upon receipt (and in all events by not later than the end of the second Business Day following receipt thereof, or sooner if required by applicable law) and on a daily basis (and in all events by not later than the end of the second Business Day following receipt thereof, or sooner if required by applicable law), deposit in the Escrow Account and retain therein: (i) all Escrow Payments collected on account of the Mortgage Loans for the purpose of effecting timely payment of any such items as required under the terms of this Agreement and (ii) all amounts representing proceeds of any hazard insurance policy which are to be applied to the restoration or repair of any Mortgaged Property. The Servicer shall make withdrawals from the Escrow Account only in accordance with this Section
3.08. The Servicer shall be entitled to retain any interest earned on funds deposited in the Escrow Account other than interest on escrowed funds required by law to be paid to the Mortgagor and, to the extent required by law, the Servicer shall pay interest on escrowed funds to the Mortgagor notwithstanding that the Escrow Account maintained by the Servicer may not bear interest or that the interest earned on such escrowed funds is insufficient for such purpose without right of reimbursement therefor.

                  Withdrawals from the Escrow Account maintained by the Servicer may be made by the Servicer only (i) to effect timely payments of taxes, assessments, water rates, insurance premiums, fire and hazard insurance premiums or other items constituting Escrow Payments for the related Mortgage,
(ii) to reimburse the Servicer for any Servicing Advance or Monthly Advance made by the Servicer pursuant to Sections 3.01, 3.08 and 5.01 with respect to a related Mortgage Loan, (iii) to refund to any Mortgagor any funds found to be in excess of the amounts required under the terms of the related Mortgage Loan, (iv) for transfer to the Custodial Account in accordance with the terms of this Agreement, (v) for application to restoration or repair of the Mortgaged Property, (vi) to pay to the Mortgagor, to the extent required by Applicable Requirements, interest on the funds deposited in the Escrow Account, (vii) to pay to itself any interest earned on funds deposited in the Escrow Account (and not required to be paid to the Mortgagor), such withdrawal to be made monthly not later than the Business Day immediately preceding the Distribution Date, (viii) to remove funds inadvertently placed in the Escrow Account by the Servicer or (ix) to clear and terminate the Escrow Account upon the termination of this Agreement.

                  With respect to each Mortgage Loan, the Servicer shall maintain accurate records reflecting the status of property taxes, assessments and other charges, which are or may become a lien upon the Mortgaged Property, the status of Primary Mortgage Insurance premiums, if any, and the status of fire and hazard insurance coverage and flood insurance, all as required hereunder. If a Mortgage Loan requires Escrow Payments, the Servicer shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date in a manner consistent with Acceptable Servicing Procedures, employing for such purpose deposits of the Mortgagor in the Escrow Account which shall have been estimated and accumulated by the Servicer in amounts sufficient for such purposes, as allowed under the terms of the Mortgage. If a Mortgage Loan does not require Escrow Payments, or if there are insufficient funds in the related Escrow Account, the Servicer shall cause all such bills to be paid on a timely basis and, subject to Section 3.01, shall from its own funds (if necessary) make a Servicing Advance to make timely payment of all such bills. The Servicer shall monitor the payment status of such charges (including renewal premiums) by the related Mortgagor. The Servicer shall effect payment of such charges in a manner consistent with Acceptable Servicing Procedures and, in all events, prior to the foreclosure of any lien against the Mortgaged Property resulting from non-payment of such property taxes, assessments and other charges and prior to the termination of any such insurance coverage.

                  SECTION 3.09   Permitted Withdrawals from the Custodial
                                 Account.

                  The Servicer may (and, with respect to clauses (e) and (g) below, shall), make, to the extent required or authorized hereunder, withdrawals from the Custodial Account for the following purposes:

                    (a) to pay to the Servicer as additional servicing
               compensation, earnings on or investment income with respect to funds in the Custodial Account credited to the Custodial Account;

                    (b) to reimburse the Servicer for advances made pursuant
               to Sections 3.01, 3.08, 3.10, 3.11, 3.13, 5.01 and 5.02 hereof, such right of reimbursement pursuant to this subclause (b) being limited to amounts received in respect of the particular Mortgage Loan (including, for this purpose, Insurance Proceeds, Condemnation Proceeds, Liquidation Proceeds, amounts representing proceeds of other insurance policies, if any, covering the related Mortgaged Property, rental and other income from REO Property and proceeds of any purchase or repurchase of the related Mortgage Loan);

                    (c) to reimburse the Servicer for any Nonrecoverable
               Advances;

                    (d) to reimburse the Servicer from Liquidation Proceeds
               for Liquidation Expenses and, to the extent that Liquidation Proceeds after such reimbursement are in excess of the Principal Balance of the related Mortgage Loan together with accrued and unpaid interest thereon at a rate equal to the sum of the Net Mortgage Rate and the Trustee Fee Rate, to pay out of such excess the amount of any unpaid servicing compensation with respect to the related Mortgage Loan to the Servicer, which may include any unpaid servicing compensation to the Sub-Servicer (for disbursement in accordance with Section 3.16 hereof);

                    (e) to pay to a Seller or the Servicer, as the case may
               be, with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased pursuant to Sections 2.01, 2.02 or 2.04 hereof all amounts received thereon and not taken into account in determining the Purchase Price of such repurchased Mortgage Loan;

                    (f) to reimburse the Servicer or the Depositor for
               expenses incurred by and reimbursable to the Servicer or the Depositor pursuant to Section 7.03 hereof;

                    (g) to withdraw any amount deposited in the Custodial
               Account pursuant to Section 3.07 and not required to be deposited therein; and

                    (h) to clear and terminate the Custodial Account upon
               termination of this Agreement pursuant to Section 10.01 hereof.

                  The Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Custodial Account pursuant to such subclauses (a) through
(f). The Servicer may apply Liquidation Proceeds, Condemnation Proceeds and Insurance Proceeds received with respect to a particular Mortgage Loan to reimbursements permitted by clauses (b), (c) and (d) above in any order as the Servicer deems appropriate.

                  On or prior to the 18th day of each calendar month (or the next succeeding Business Day if the 18th is not a Business Day) after payment of items (a) through (h) above, the Servicer shall withdraw from the Custodial Account and remit to the Trustee, in immediately available funds, and the Trustee, upon receipt thereof, shall deposit in the Certificate Account, an amount equal to the sum of the Available Distribution Amount for such Distribution Date.

                  SECTION 3.10 Maintenance of Primary Mortgage Insurance Policies; Collections Thereunder.

                  The Servicer shall maintain in full force and effect any Primary Mortgage Insurance Policy covering a Mortgage Loan serviced by the Servicer. The Servicer shall cause the premium for any such Primary Mortgage Insurance Policy to be paid on a timely basis and, subject to Section 3.01, shall from its own funds, if necessary, make a Servicing Advance to pay the premium on a timely basis. The Servicer will not cancel or refuse to renew any such Primary Mortgage Insurance Policy in effect on a Closing Date. The Servicer shall not take any action or fail to take any action which would result in non-coverage under any applicable Primary Mortgage Insurance Policy of any loss which, but for the actions of the Servicer, would have been covered thereunder. In connection with any assumption or substitution agreement entered into or to be entered into pursuant to Section 3.12, the Servicer shall promptly notify the insurer under the related Primary Mortgage Insurance Policy, if any, of such assumption or substitution of liability in accordance with the terms of such policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under such Primary Mortgage Insurance Policy. If such Primary Mortgage Insurance Policy is terminated as a result of such assumption or substitution of liability, the Servicer shall obtain a replacement Primary Mortgage Insurance Policy as provided above.

                  As part of its activities as servicer of the Mortgage Loans, the Servicer agrees to prepare and present, on behalf of itself and the Trustee, claims under any Primary Mortgage Insurance Policy in a timely fashion in accordance with the terms thereof and, in this regard, to take such reasonable action as shall be necessary to permit recovery under any Primary Mortgage Insurance Policy respecting a defaulted Mortgage Loan.

                  Pursuant to Section 3.07 hereof, any amounts collected by the Servicer under any Primary Mortgage Insurance Policy shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.09 hereof.

                  SECTION 3.11 Maintenance of Hazard Insurance and Errors and Omissions and Fidelity Coverage.

                  (a) The Servicer shall cause to be maintained for each Mortgage Loan serviced by it fire and hazard insurance with extended coverage customary in the area where the Mortgaged Property is located, in an amount which is at least equal to the lesser of (i) 100% of the replacement value of the improvements securing the Mortgage Loan or (ii) the Principal Balance of the Mortgage Loan (so long as it equals 80% of the insurable value of the improvements); provided that in any case such amount shall be sufficient to prevent the Mortgagor and/or Mortgagee from becoming a co-insurer. If the Mortgaged Property is in an area then identified on a flood hazard boundary map or flood insurance rate map issued by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance is then available), the Servicer will cause to be maintained a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration with a generally acceptable insurance carrier, if such insurance is available. Such flood insurance shall be in an amount representing coverage not less than the least of (i) the outstanding principal balance of the Mortgage Loan, (ii) the full insurable value of the improvements securing such Mortgage Loan or (iii) the maximum amount of insurance available under the National Flood Insurance Act of 1968 and the Flood Disaster Protection Act of 1973, each as amended. The Servicer shall also maintain on REO Property (x) fire and hazard insurance with extended coverage in an amount that is at least equal to the maximum insurable value of the improvements that are a part of such property, (y) liability insurance and
(z) to the extent required and available under the National Flood Insurance Act of 1968 and the Flood Disaster Protection Act of 1973, each as amended, flood insurance in an amount as provided above. Any amounts collected by the Servicer under any such policies shall be paid over or applied by the Servicer in accordance with Acceptable Servicing Procedures whether (i) for the restoration or repair of the Mortgaged Property, subject to the related Mortgage, (ii) for release to the Mortgagor in accordance with Acceptable Servicing Procedures or (iii) for application in reduction of the Mortgage Loan, in which event such amounts shall be deposited in the Custodial Account, as provided in Section 3.07. It is understood and agreed that no earthquake or other additional insurance need be required by the Servicer of any Mortgagor or maintained on property acquired in respect of a Mortgage Loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. All policies required hereunder shall be endorsed with standard mortgagee clauses with loss payable to the Servicer and shall provide for at least 30 days prior written notice to the Servicer of any cancellation, reduction in amount, or material change in coverage. The Servicer shall not interfere with the Mortgagor's freedom of choice in selecting either his insurance carrier or agent upon any policy renewal; provided, however, upon any such policy renewal, the Servicer shall accept such insurance policies only from insurance companies that have a rating of B:III or better in Best's Key Rating Guide and are licensed to do business in the jurisdiction in which the Mortgaged Property is located. In connection with its activities as administrator and servicer of the Mortgage Loans, the Servicer agrees to present claims to the insurer under any Standard Hazard Policies on behalf of itself, the Trustee and the Certificateholders and, in this regard, to take any reasonable action necessary to permit recovery under any insurance policies.

                  Any cost incurred by the Servicer or the related Sub-Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to the Certificateholders or remittances to the Trustee for their benefit, be added to the Principal Balance of the Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit. Such costs shall be recoverable by the Servicer out of payments by the related Mortgagor or out of Insurance Proceeds or Liquidation Proceeds or otherwise to the extent permitted by Section 3.09 hereof.

                  In the event that the Servicer, as servicer for the benefit of the Owner, shall obtain and maintain a blanket policy that would meet the requirements of Fannie Mae if Fannie Mae were the purchaser of the Mortgage Loans, insuring against loss to the Trustee as mortgagee from damage to the Mortgaged Property on all of the Mortgage Loans, then, to the extent such policy provides coverage in an amount equal to the aggregate outstanding principal balance of the Mortgage Loans without coinsurance and otherwise complies with the requirements of Section 3.11(a), the Servicer shall be deemed conclusively to have satisfied its obligations under Section 3.11(a), it being understood and agreed that such blanket policy may contain a deductible clause not to exceed $10,000; provided, however, that if there shall have been one or more of such losses the Servicer shall deposit in the Custodial Account, as provided in Section 3.07, out of the Servicer's own funds and without reimbursement therefor, the difference, if any, between the amount that would have been payable under a policy complying with Section 3.11(a) and the amount paid under such blanket policy. Upon the request of the Depositor or the Trustee on behalf of the Certificateholders, the Servicer shall cause to be delivered to the Depositor or the Trustee on behalf of the Certificateholders a certified true copy of such policy and a statement from the insurer thereunder that such policy shall in no event be terminated or materially modified without 30 days prior written notice to the Depositor and the Trustee.

                  (b) The Servicer shall maintain, at its own expense, with responsible companies that meet the requirements of Fannie Mae or Freddie Mac, a blanket fidelity bond and an errors and omissions insurance policy, with broad coverage on all officers, employees, agents and other persons acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the Mortgage Loans (collectively, the "Servicer Employees"). Any such fidelity bond and errors and omissions insurance shall be in the form of the Mortgage Banker's Blanket Bond and shall protect and insure the Servicer against losses, including forgery, theft, embezzlement, fraud, errors and omissions, failure to maintain any insurance policies required pursuant to this Agreement and negligent acts of such Servicer Employees. Such fidelity bond shall also protect and insure the Servicer against losses in connection with the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Section 3.11 requiring such fidelity bond and errors and omissions insurance shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement. The terms of any such fidelity bond and errors and omissions insurance policy shall be at least equal to the corresponding amounts required by Fannie Mae in the Fannie Mae MBS Selling and Servicing Guide or by Freddie Mac in the Freddie Mac Seller's and Servicer's Guide, as amended or restated from time to time. Upon the request of the Depositor or the Trustee on behalf of the Certificateholders, the Servicer shall cause to be delivered to the Depositor or the Trustee a certified true copy of such fidelity bond and errors and omissions insurance policy and a statement from the surety and the insurer that such fidelity bond and errors and omissions insurance policy shall in no event be terminated or materially modified without 30 days prior written notice to the Depositor or the Trustee.

                  SECTION 3.12 Enforcement of Due-On-Sale Clauses; Assumption Agreements.

                  (a) The Servicer will use its best efforts to enforce any "due-on-sale" provision contained in any Mortgage or Mortgage Note and to deny assumption by the person to whom the Mortgaged Property has been or is about to be sold, whether by absolute conveyance or by contract of sale and whether or not the Mortgagor remains liable on the Mortgage and the Mortgage Note, provided that in accordance with the terms of the Mortgage Note, the Servicer may permit an assumption (i) if the Servicer reasonably believes it is unable under Applicable Requirements to enforce such "due-on-sale" clause or (ii) if the enforcement of such rights would impair or threaten to impair any recovery under the related Primary Mortgage Insurance Policy, if any. In connection with any such assumption, the related Mortgage Rate, the Principal Balance and the term of the Mortgage Loan may not be changed. If an assumption is allowed pursuant to this Section 3.12(a), the Servicer is authorized, at the Servicer's discretion, to prepare a substitution of liability agreement to be entered into by the Trustee on behalf of he Certificateholders and the purchaser of the Mortgaged Property pursuant to which the original Mortgagor is released from liability and the purchaser of the Mortgaged Property is substituted as Mortgagor and becomes liable under the Mortgage Note. Any such substitution of liability agreement shall be in lieu of an assumption agreement. If an assumption fee is collected by the Servicer for entering into an assumption agreement the entire amount of such fee may be retained by the Servicer as additional servicing compensation.

                  (b) The Servicer shall follow Acceptable Servicing Procedures (including underwriting standards) with respect to any such assumption or substitution of liability. The Servicer shall notify the Trustee that any such substitution of liability or assumption agreement has been completed by forwarding to the Trustee a copy of any such substitution of liability or assumption agreement, which document shall be added to the related Mortgage File and shall for all purposes be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof.

                  (c) Subject to the Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.12(a) hereof, in any case in which a Mortgaged Property has been or is about to be conveyed to a Person by a Mortgagor, if an assumption is permitted under Section 3.12(a) and such Person is to enter into an assumption agreement or modification agreement or supplement to the Mortgage Note or Mortgage held for the benefit of the Certificateholders that requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Servicer shall deliver or cause to be delivered to the Trustee for signature the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person. The Servicer shall also deliver or cause to be delivered to the Trustee with the foregoing documents a letter explaining the nature of such documents and the reason or reasons why the Trustee's signature is required.

                  With such letter, the Servicer shall deliver to the Trustee a certificate of a Servicing Officer certifying that: (i) a Servicing Officer has examined and approved such documents as to form and substance, (ii) the Trustee's execution and delivery thereof will not conflict with or violate any terms of this Agreement or cause the unpaid principal balance of and interest on the Mortgage Loan to be uncollectible in whole or in part, (iii) any required consents of insurers under any Required Insurance Policies have been obtained and (iv) subsequent to the closing of the transaction involving the assumption or transfer (A) the Mortgage Loan will continue to be secured by a first mortgage lien pursuant to the terms of the Mortgage, (B) such transaction will not adversely affect the coverage under any Required Insurance Policies, (C) the Mortgage Loan will fully amortize over the remaining term thereof (D) no material term of the Mortgage Loan (including the interest rate on the Mortgage Loan) will be altered nor will the term of the Mortgage Loan be changed and (E) if the seller/transferor of the Mortgaged Property is to be released from liability on the Mortgage Loan, the Servicer used the same underwriting standards in evaluating the creditworthiness of the purchaser/transferee as were used in making the original Mortgage Loan, and such release will not (based on the Servicer's good faith determination) adversely affect the collectibility of the Mortgage Loan. Upon receipt of such certificate, the Trustee for the benefit of the Certificateholders shall execute any necessary instruments for such assumption or substitution of liability. Upon the closing of the transactions contemplated by such documents, the Servicer shall cause the originals of the assumption agreement, the release (if any), or the modification or supplement to the Mortgage Note or Mortgage to be delivered to the Trustee for the benefit of the Certificateholders and deposited with the Trustee Mortgage File for such Mortgage Loan. Any fee collected by the Servicer for entering into an assumption or substitution of liability agreement will be retained by the Servicer as additional servicing compensation. The Servicer shall bear any expense incurred in connection with entering into any assumption or substitution of liability agreement. In the event that the Servicer, in connection with any such assumption or modification agreement or supplement to the Mortgage Note, is unable to deliver the certificate of the Servicing Officer set forth above, the Servicer shall purchase, or cause the related Sub-Servicer to purchase the related Mortgage Loan in the manner, and at the Purchase Price, set forth in Section 2.04 hereof.

                  For purposes of this Section 3.12, the term "assumption" is deemed to also include a sale of the Mortgaged Property subject to the Mortgage that is not accompanied by an assumption or substitution of liability agreement.

                  SECTION 3.13   Realization Upon Defaulted Mortgage Loans.

                  In the event that any payment due under any Mortgage Loan is not paid when the same becomes due and payable, or in the event the Mortgagor fails to perform any other covenant or obligation under the Mortgage Loan and such failure continues beyond any applicable grace period, the Servicer will proceed diligently to collect all payments due and shall take such action, including commencing foreclosure, as it shall reasonably deem to be in the best interests of the Trustee on behalf of the Certificateholders.

                  Notwithstanding the foregoing provisions of this Section 3.13, with respect to any Mortgage Loan as to which the Servicer has received actual notice of, or has actual knowledge of, the presence of any toxic or hazardous substance on the related Mortgaged Property, the Servicer shall not either (i) obtain title to such Mortgaged Property as a result of or in lieu of foreclosure or otherwise or (ii) otherwise acquire possession of, or take any other action with respect to, such Mortgaged Property if, as a result of any such action, the Trustee on behalf of the Certificateholders would be considered to hold title to, to be a mortgage-in-possession of, or to be an owner or operator of such Mortgaged Property within the meaning of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time, or any comparable law, unless the Servicer has either (x) obtained the written consent of the Trustee or (y) previously determined, based on its reasonable judgment and a prudent report prepared by a Person who regularly conducts environmental audits using customary industry standards, that:

                    (i) such Mortgaged Property is in compliance with
               applicable environmental laws or, if not, that it would be in the best economic interest of the Trustee for the benefit of the Certificateholders to take such actions as are necessary to bring the Mortgaged Property into compliance therewith; and

                    (ii) there are no circumstances present at such Mortgaged
               Property relating to the use, management or disposal of any hazardous substances, hazardous materials, hazardous wastes, or petroleum-based materials for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any federal, state or local law or regulation, or that if any such materials are present for which such action could be required, that it would be in the best economic interest of the Trustee for the benefit of the Certificateholders to take such actions with respect to the affected Mortgaged Property.

                  The cost of the environmental audit report contemplated by this Section 3.13 shall be advanced by the Servicer as a Servicing Advance, subject to the Servicer's right to be reimbursed therefor from the Custodial Account.

                  If the Servicer determined that it is in the best economic interest of the Trustee on behalf of the Certificateholders to take such actions as are necessary to bring any such Mortgaged Property into compliance with applicable environmental laws, or to take such action with respect to the containment, clean-up or remediation of hazardous substances, hazardous materials, hazardous wastes, or petroleum-based materials affecting any such Mortgaged Property or has obtained the written consent of the Trustee, in each case as described above, then the Servicer shall take such action as it deems to be in the best economic interest of the Trustee on behalf of the Certificateholders (or as otherwise directed by the Trustee). The cost of any such compliance, containment, clean-up or remediation shall be advanced by the Servicer as a Servicing Advance, subject to the Servicer's right to be reimbursed therefor from the Custodial Account.

                  (b) In the event that title to any Mortgaged Property that becomes an REO Property, the deed or certificate of sale shall be taken in the name of the Trustee for the benefit of the Certificateholders or, in the event the Trustee is not authorized or permitted to hold title to real property in the state where the REO Property is located or would be adversely affected under the "doing business" or tax laws of such state by so holding title, in the name of such Person or Persons as shall be consistent with an Opinion of Counsel obtained by the Servicer from any attorney duly licensed to practice law in the state where the REO Property is located. The Person or Persons holding such title other than the Trustee shall acknowledge in writing that such title is being held as nominee for the Trustee. The Servicer shall provide written notice to the Trustee on behalf of the Certificateholders after any REO Property is acquired in foreclosure or by deed in lieu of foreclosure.

                  (c) The Servicer, shall manage, conserve, protect, and operate each REO Property solely for the purpose of its prompt disposition and sale. The Servicer shall either itself, or through an agent selected by the Servicer, manage, conserve, protect and operate the REO Property in accordance with Acceptable Servicing Procedures. The Servicer shall attempt to sell the same (and may temporarily rent the same) on such terms and conditions as the Servicer deems to be in the best interests of the Trustee on behalf of the Certificateholders.

                  (d) The Servicer shall collect all revenues arising from the operation of REO Property. The Servicer shall deposit, or cause to be deposited, all such revenues in the Custodial Account no later than 24 hours prior to the next Distribution Date following receipt thereof. The Servicer may use all such revenues and, if any thereof have been deposited in the Custodial Account, withdraw such revenues therefrom as is necessary for the proper operation, management and maintenance of any REO Property, including, but not limited to, the cost of maintaining any hazard insurance pursuant to
Section 3.11 and the fees of any managing agent acting on behalf of the Servicer.

                  (e) The Servicer shall also maintain on each REO Property fire and hazard insurance with extended coverage, liability insurance, and flood insurance in accordance with the provisions of Section 3.11.

                  (f) The Servicer shall undertake to sell the REO Property at such price and upon such terms and conditions as the Servicer deems to be in the best interest of the Trustee on behalf of the Certificateholders. The proceeds of sale of the REO Property shall be deposited in the Custodial Account no later than 24 hours prior to the next Distribution Date following receipt thereof. Out of the sale proceeds of any REO Property, the Servicer shall pay the expenses of such sale and shall reimburse itself for any related unpaid Servicing Fees, unpaid REO management fees and unreimbursed Servicing Advances and Monthly Advances. If the sale proceeds have been deposited in the Custodial Account, the Servicer may withdraw from the Custodial Account the amounts necessary to make such payments and reimbursements. The Servicer shall be entitled to pay itself an REO management fee for each REO Property equal to the greater of $1,000 and 1.5% of the net cash proceeds of the sale of such REO Property.

                  Upon request, with respect to any REO Property, the Servicer shall furnish to the Trustee or the Depositor a statement covering the Servicer's efforts in connection with the sale of that REO Property and any rental of the REO Property incidental to the sale thereof for the previous month (together with an operating statement for such REO Property). Such statement shall be accompanied by such other information as the Trustee or the Depositor shall reasonably request. The Servicer shall maintain separate accounting for each REO Property.

                  (g) The decision of the Servicer to foreclose on a defaulted Mortgage Loan shall be subject to a determination by the Servicer that the proceeds of such foreclosure would exceed the costs and expenses of bringing such a proceeding. The income earned from the management of any Mortgaged Properties acquired through foreclosure or other judicial proceeding on behalf of the Certificateholders, net of reimbursement to the Servicer for expenses incurred (including any taxes) in connection with such management, advances made by the Servicer pursuant to Sections 3.01, 3.08, 3.11, 3.13, 5.01 or 5.02 in connection with the related Mortgage Loan or REO Property and Liquidation Expenses incurred by the Servicer in connection with the related Mortgage Loan, shall be applied to the payment of principal of and interest on the related defaulted Mortgage Loans (with interest accruing and principal amortizing as though such Mortgage Loans were still current) and all such income shall be deemed, for all purposes in this Agreement, to be payments on account of principal of and interest on the related Mortgage Notes and shall be deposited into the Custodial Account.

                  SECTION 3.14 Trustee to Cooperate; Release of Trustee Mortgage Files.

                  Upon becoming aware of the payment in full of any Mortgage Loan, or the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, and upon notification by the Servicer in the form of a certification (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account have been or will be so deposited) of a Servicing Officer and a request for release of the Trustee Mortgage File in the form of Exhibit K hereto, the Trustee shall promptly release the related Trustee Mortgage File to the Servicer, and the Trustee shall execute and deliver to the Servicer the request for reconveyance, deed of reconveyance or release, satisfaction or assignment of mortgage or such instrument releasing the lien of the Mortgage, and, in each case, such other documents or instruments as may be reasonably required in connection therewith, as directed by the Servicer, together with the Mortgage Note with written evidence of cancellation thereon. The provisions of the immediately preceding sentence shall not, in any manner, limit or impair the right of the Servicer to execute and deliver, on behalf of the Trustee, the Depositor, the Certificateholders or any of them, any and all instruments of satisfaction, cancellation or assignment, or of partial or full release or discharge and all other comparable instruments, with respect to the Mortgage Loans, and with respect to the Mortgaged Properties held for the benefit of the Certificateholders. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial Account or the Certificate Account but shall be paid by the Servicer.

                  From time to time and as shall be appropriate for the servicing or foreclosure of any Mortgage Loan, including, without limitation, for such purpose, collection under any policy of flood insurance, any fidelity bond or errors or omissions policy, or for the purposes of effecting a partial or total release of any Mortgaged Property from the lien of the Mortgage or the making of any corrections to the Mortgage Note or the Mortgage or any of the other documents included in the Trustee Mortgage File, the Trustee shall, upon request of the Servicer and the delivery to the Trustee of a request for release signed by a Servicing Officer, in the form of Exhibit K hereto, release the Trustee Mortgage File to the Servicer. The Servicer shall cause each Trustee Mortgage File or any document therein so released to be returned to the Trustee when the need therefor by the Servicer no longer exists, unless
(i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or
(ii) the Trustee Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Servicer has delivered to the Trustee notice from a Servicing Officer as to the name and address of the Person to which such Trustee Mortgage File or such document was delivered and the purpose of such delivery.

                  If the Servicer at any time seeks to initiate a foreclosure proceeding in respect of any Mortgaged Property, the Servicer shall deliver to the Depositor or the Trustee, for signature as appropriate, any court pleadings, requests for trustee's sale or other documents necessary to effectuate such foreclosure or any legal action brought to obtain judgment against the Mortgagor on the Mortgage Note or the Mortgage or to obtain a deficiency judgment or to enforce any other remedies or rights provided by the Mortgage Note or the Mortgage or otherwise available at law or in equity, together with a certificate of a Servicing Officer requesting that such pleadings or documents be executed by the Trustee. A Servicing Officer shall certify as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate the insurance coverage under any Required Insurance Policy or invalidate or otherwise affect the lien of the Mortgage except for the termination of such lien upon completion of the foreclosure.

                  SECTION 3.15 Documents, Records and Funds in Possession of Servicer to be Held for the Depositor and the Trustee for the Benefit of the Certificateholders.

                  Notwithstanding any other provisions of this Agreement, the Servicer shall transmit to the Trustee to the extent required by this Agreement all documents and instruments coming into the possession of the Servicer from time to time and shall account fully to the Trustee for the benefit of the Certificateholders for any funds received by the Servicer or which otherwise are collected by the Servicer as Liquidation Proceeds or Insurance Proceeds in respect of any Mortgage Loan. All Servicer Mortgage Files or Trustee Mortgage Files and funds collected or held by, or under the control of, the Servicer in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds or Insurance Proceeds, including but not limited to, any funds on deposit in the Custodial Account, shall be held by the Servicer for and on behalf of the Depositor, the Trustee for the benefit of the Certificateholders and shall be and remain the sole and exclusive property of the Trustee, subject to the applicable provisions of this Agreement. The Servicer also agrees that it shall not create, incur or subject any Servicer Mortgage File or Trustee Mortgage File or any funds that are deposited in the Custodial Account or any Escrow Account, or any funds that otherwise are or may become due or payable to the Trustee for the benefit of the Certificateholders, to any claim, lien, security interest, judgment, levy, writ of attachment or other encumbrance, or assert by legal action or otherwise any claim or right of setoff against any Servicer Mortgage File or Trustee Mortgage File or any funds collected on, or in connection with, a Mortgage Loan, except, however, that the Servicer shall be entitled to set off against and deduct from any such funds any amounts that are properly due and payable to the Servicer under this Agreement subject to the terms of this Agreement.

                  SECTION 3.16   Servicing Compensation.

                  As compensation for its services hereunder, the Servicer shall be entitled to pay itself the Servicer's Servicing Fee and the Excess Servicing Fee from the gross amount of interest payments on each Mortgage Loan which are actually received by the Servicer with respect thereto. Additional servicing compensation in the form of non-sufficient funds check fees, assumption fees, other related administrative fees, late payment charges, prepayment charges and other similar types of ancillary fees and charges which are actually received by the Servicer may be retained by the Servicer to the extent not required to be deposited into the Custodial Account pursuant to the terms of this Agreement. The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided for in this Agreement.

                  The Servicing Fee for each period ending on each Distribution Date shall be reduced by an amount equal to the Compensating Interest Payment for the Distribution Date. The Servicer shall, on the third Business Day immediately preceding the related Distribution Date, deposit the related Compensating Interest Payment to the Custodial Account. In addition, the Servicer shall be entitled to reimbursement for Monthly Advances, Servicing Advances and Nonrecoverable Advances, all as specified by Section
3.07. The amount of compensation or reimbursement provided for shall be accounted for on a Mortgage Loan-by-Mortgage Loan basis. The Servicing Fee and the Excess Servicing Fee with respect to any Mortgage Loan will accrue on the same basis as interest accrues on the Mortgage Loan. The Servicer, so long as it is acting in such capacity hereunder, shall be entitled to retain the Servicing Fee and the Excess Servicing Fee as servicing compensation from collections on the Mortgage Loans as provided herein and any successor to the Servicer hereunder shall automatically succeed to such right.

                  SECTION 3.17   Reports to the Depositor; Account Statements.

                  Within five Business Days following each Distribution Date, the Servicer shall deliver to the Trustee and the Depositor a bank statement setting forth the status of the Custodial Account, if any, as of the close of business on the last day of the calendar month preceding such Distribution Date showing, for the period covered by such statement, the aggregate of deposits in or withdrawals from the Custodial Account, if any, for each category of deposit specified in Section 3.07 hereof and each category of withdrawal specified in Section 3.09 hereof. The Servicer shall forward a copy of such statement to the Rating Agencies. Within ten Business Days following each Distribution Date, the Trustee shall deliver to the Depositor a statement setting forth the status of the Certificate Account as of the close of business on such Distribution Date showing, for the period covered by such statement, the aggregate of deposits in or withdrawals from the Certificate Account. The Trustee shall forward a copy of such statement to the Rating Agencies.

                  SECTION 3.18   Annual Statement as to Compliance.

                  The Servicer will deliver to the Sellers, Depositor and the Trustee, on or before April 30th of each year, an Officers' Certificate for the prior fiscal year ending December31, beginning with the fiscal year ending December 31, 2001, stating that (i) the Servicer has fully complied with the provisions of this Agreement, (ii) a review of the activities of the Servicer during the preceding fiscal year and of performance under this Agreement has been made under such supervision of the officers signing such Officers' Certificate and (iii) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such fiscal year or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officers and the nature and status thereof and the action being taken by the Servicer to cure such default. In addition, the Servicer will deliver to the Depositor, Trustee or any Seller, upon its request, one additional compliance certificate in any fiscal year. If the Servicer learns of the enactment or promulgation of any federal, state or local law or regulation applicable to the Servicer or the Servicer's business that may materially and adversely affect the ability of the Servicer to perform its obligations under this Agreement, the Servicer shall include in the next Officers' Certificate to be delivered in accordance with this provision a notice to such effect, identifying such law or regulation and the manner in which such law or regulation may have such effect. The Officers' Certificate shall also include, if not prohibited by law or government regulation, copies of any notices received from any federal or state regulatory agencies relating to an order, ruling, statute or other law or information which might materially and adversely affect the ability of such Servicer to perform its obligations under this Agreement.

                  The Servicer shall forward a copy of each such statement to the Rating Agencies.


                  SECTION 3.19 Annual Independent Public Accountants' Servicing Report.

                  On or before April 30th of each year, beginning April 30, 2001, the Servicer at its expense shall cause a firm of independent public accountants which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Depositor and the Trustee (who shall provide a copy thereof to (i) each Rating Agency, (ii) each Certificateholder, and (iii) any other Certificateholder upon request, in each case at the Servicer's expense) to the effect that such firm has examined certain documents and records relating to the mortgage servicing operations of the Servicer and that such firm is of the opinion that on the basis of such examination conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers, nothing has come to their attention which would indicate that such servicing has not been conducted in compliance therewith, except for (i) such exceptions as such firm shall believe to be immaterial and (ii) such other exceptions as shall be set forth in such statement.

                  SECTION 3.20   Reports to Trustee.

                  On or before the sixth Business Day prior to each Distribution Date, the Servicer shall deliver to the Trustee a monthly servicing report in form and substance as agreed to by the Servicer and the Trustee containing such information as is reasonably required to enable the Trustee to prepare the reports required pursuant to Section 4.04(a). The Trustee may conclusively rely on information provided by the Servicer and shall have no obligation to recompute, recalculate, or verify the accuracy of such information.

                                  ARTICLE IV

                 PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS

                  SECTION 4.01  Certificate Account.

                  The Trustee shall establish, prior to the Delivery Date, and shall maintain, in the name of the Trustee on behalf of the Holders of interests in the Trust Fund, the Certificate Account, which shall be an Eligible Account, into which the Trustee upon receipt from the Servicer shall deposit all payments remitted by the Servicer and any amounts required to be remitted by the Depositor pursuant to the terms hereof. All distributions to be made from time to time to Holders of interests in the Trust Fund out of funds in the Certificate Account shall be made by or on behalf of the Trustee. The Trustee will give notice to the Servicer, the Rating Agencies and the Depositor of the location of the Certificate Account and of any change thereof, prior to the use thereof. Funds held in the Certificate Account and delivered to the Trustee earlier than one Business Day prior to the next Distribution Date shall be invested by the Trustee in Eligible Investments as directed by the Trustee or shall remain uninvested. All income and gain net of any losses realized from any such investment shall be for the benefit of the Trustee and shall be subject to withdrawal at the Trustee's direction from time to time. The amount of any losses net of any gains not paid to the Trustee incurred in respect of any such investments shall be deposited in the Certificate Account out of the Trustee's own funds immediately as realized.

                  The Trustee shall make, to the extent required or authorized hereunder, withdrawals from the Certificate Account for the following purposes in the following order of priority:

                  (i) to withdraw any amount deposited in the Certificate Account and not required to be deposited therein;

                  (ii) to reimburse the Servicer for any unreimbursed Nonrecoverable Advance;

                  (iii)  to pay to itself the Trustee Fee;

                  (iv) to make required distributions pursuant to Section 4.02; and

                   (v) to pay to the Depositor any amount to which it is entitled pursuant to Section 7.03.

                  SECTION 4.02   Distributions.

                  (a) [Reserved]

                  (b) On each Distribution Date the Trustee shall apply amounts in the Certificate Account, to pay the following amounts in the following order of priority:

                  (A) from the Available Distribution Amount related to Loan Group I:

                  (i) to the Class I-P Certificates, an amount allocable to principal equal to the related Class P Principal Distribution Amount, up to the outstanding Certificate Principal Balance of such Certificates;

                 (ii) concurrently, from the Available Distribution Amount for Loan Group I remaining after the distribution pursuant to clause
          (A)(i) above, to the Class I-A-1 Certificates, the Class I-A-2 Certificates, the Class I-A-3 Certificates, the Class R Certificates and the Class I-S Certificates, an amount allocable to interest equal to the related Interest Distribution Amount for such Distribution Date, any shortfall being allocated pro rata among such Classes in proportion to the amount of the Interest Distribution Amount that would have been distributed in the absence of such shortfall;

               (iii) on each Distribution Date prior to the Credit Support Depletion Date, from the Available Distribution Amount for Loan Group I remaining after giving effect to the distributions pursuant to clauses (A)(i) and (A)(ii) above, to the Class I-A-1 Certificates, the Class I-A-2 Certificates and the Class R Certificates, the related Senior Principal Distribution Amount, in the following order of priority:

                                    (A) first, to the Class R Certificates,
                           until the Certificate Principal Balance of the Class R Certificates has been reduced to zero;

                                    (B) second, concurrently to the Class
                           I-A-1 and Class I-A-2 Certificates, pro rata until the Certificate Principal Balances of the Class I-A-1 and Class I-A-2 Certificates have been reduced to zero;

               (B) from the Available Distribution Amount relating to Loan Group II:

               (i) concurrently, to the Class II-A and Class II-S
          Certificates, an amount allocable to interest equal to the related Interest Distribution Amount for such Distribution Date, any shortfall being allocated pro rata among such Classes in proportion to the amount of the Interest Distribution Amount that would have been distributed in the absence of such shortfall;

               (ii) on each Distribution Date prior to the Credit Support Depletion Date, from the Available Distribution Amount for Loan Group II remaining after giving effect to the distributions pursuant to clause (B)(i) above, to the Class I-A Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

               (C) to the Class I-P Certificates from the related Available Distribution Amount, any related Class P Deferred Amount, up to an amount not to exceed the amount calculated pursuant to clause (A) of the definition of the related Subordinate Principal Distribution Amount actually received or advanced for such Distribution Date (with such amount to be allocated first from amounts calculated pursuant to (A)(i) and (ii) then (iii) of the definition of related Subordinate Principal Distribution Amount); provided, however, that any amounts distributed in respect of Class P Deferred Amounts will not reduce the Certificate Principal Balance of the Class I-P Certificates;

               (D) from the Available Distribution Amount for Loan Group I and Loan Group II remaining after the distributions pursuant to (A), (B) and (C) above, to each Class of Subordinate Certificates, subject to paragraphs (d) and (e) below, in the following order of priority:

               (i) first, to the Class M-1 Certificates, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

               (ii) second, to the Class M-1 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until the Certificate Principal Balance of Class M-1 Certificates has been reduced to zero;

               (iii) third, to the Class M-2 Certificates, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

               (iv) fourth, to the Class M-2 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until the Certificate Principal Balance of Class M-2 Certificates has been reduced to zero;

               (v) fifth, to the Class M-3 Certificates, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

               (vi) sixth, to the Class M-3 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until the Certificate Principal Balance of Class M-3 Certificates has been reduced to zero;

               (vii) seventh, to the Class B-1 Certificates, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

               (viii) eighth, to the Class B-1 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until the Certificate Principal Balance of Class B-1 Certificates has been reduced to zero;

               (ix) ninth, to the Class B-2 Certificates, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

               (x) tenth, to the Class B-2 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until the Certificate Principal Balance of Class B-2 Certificates has been reduced to zero;

               (xi) eleventh, to the Class B-3 Certificates, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

               (xii) twelfth, to the Class B-3 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until the Certificate Principal Balance of Class B-3 Certificates has been reduced to zero;

               (xiii) thirteenth, to the Class M Certificates in the order of their priority, as reimbursement for any Realized Losses previously allocated in reduction of their Certificate Principal Balances; provided, however, that any distribution pursuant to this clause
          (xiii) shall not result in a further reduction of the Certificate Principal Balance of such Class of Certificate;

               (xiv) fourteenth, to the Class B Certificates in the order of their priority, as reimbursement for any Realized Losses previously allocated in reduction of their Certificate Principal Balances; provided, however, that any distribution pursuant to this clause
          (xiv) shall not result in a further reduction of the Certificate Principal Balance of such Class of Certificates; and

               (E) to the Class R Certificates, any remaining Available Distribution Amount.

                  (c) Notwithstanding the allocation and priority set forth in
Section 4.02(b)(A)(iii) and 4.02(b)(B)(ii), on each Distribution Date on or after the Credit Support Depletion Date, the portion of the related Available Distribution Amount available to be distributed to the related Class A Certificates and the Class R Certificates specified in such Section will be distributed by the Trustee among such Classes, pro rata, on the basis of their respective Certificate Principal Balances (prior to making any distributions on such Distribution Date) and until the Certificate Principal Balances thereof are reduced to zero. Notwithstanding anything to the contrary contained herein, on each Distribution Date on or after the Credit Support Depletion Date, the Class P Principal Distribution Amount distributable to the Class I-P Certificates pursuant to Section 4.02(b)(A)(i) shall be reduced by the Class P Fraction of Realized Losses on the Class P Mortgage Loans.

                  (d) On each Distribution Date, the amount referred to in clause (i) of the definition of Interest Distribution Amount for such Distribution Date for each Class of Certificates shall be reduced by the Trustee by, (i) the related Class' pro rata share (based on the applicable Interest Distribution Amount for each such Class before reduction pursuant to this Section 4.02(d)(i)) of Net Prepayment Interest Shortfalls; and (ii) the Class' Allocable Share of (A) after the Special Hazard Coverage Termination Date, with respect to each Mortgage Loan that became a Special Hazard Mortgage Loan during the related Prepayment Period, the excess of one month's interest at the related Net Mortgage Rate on the Stated Principal Balance of such Mortgage Loan as of the Due Date in such month over the amount of Liquidation Proceeds applied as interest on such Mortgage Loan with respect to such month,
(B) after the Bankruptcy Coverage Termination Date, with respect to each Mortgage Loan that became subject to a Bankruptcy Loss during the related Prepayment Period, the interest portion of the related Debt Service Reduction or Deficient Valuation, (C) each Relief Act Reduction for any Mortgage Loan incurred during the related Prepayment Period and (D) after the Fraud Loss Coverage Termination Date, with respect to each Mortgage Loan that became a Fraud Loan during the related Prepayment Period the excess of one month's interest at the related Net Mortgage Rate on the Stated Principal Balance of such Mortgage Loan as of the Due Date in such month over the amount of Liquidation Proceeds applied as interest on such Mortgage Loan with respect to such month.

                  (e) With respect to each Class of Subordinate Certificates, if on any Distribution Date the related Subordination Level of such Class is less than such percentage as of the Delivery Date, no distribution of Principal Prepayments in Full and Principal Prepayments in Part will be made to any Class or Classes of Subordinate Certificates junior to such Class (the "Restricted Classes") and the amount otherwise distributable to the Restricted Classes in respect of such Principal Prepayments in Full and Principal Prepayments in Part will be allocated among the remaining Classes of Subordinate Certificates, pro rata, based upon their respective Certificate Principal Balances.

                  (f) The Trustee shall be responsible for the calculations with respect to distributions from the Certificate Account so long as the Trust Fund has not been terminated in accordance with this Agreement. All distributions made to Certificateholders of any Class on such Distribution Date will be made to the Certificateholders of the respective Class of record on the immediately preceding Record Date, except for the final distribution, which shall be made as provided in the form of Certificate. All distributions made to the Certificateholders shall be based upon the Percentage Interest represented by their respective Certificates. If on any Determination Date, the Trustee determines that there are no Mortgage Loans outstanding and no other funds or assets in the Trust Fund other than the funds in the Certificate Account, the Trustee shall promptly send the final distribution notice to each Certificateholder specifying the manner in which the final distribution will be made.

                  (g) Any Certificateholder shall be entitled to receive distributions hereunder on a Distribution Date (other than as provided in Section 10.02 respecting the final distribution) by wire transfer to the account specified in writing by the Certificateholder to the Trustee if the Initial Certificate Principal Balance evidenced by such Holder's Certificate is at least equal to $2,500,000 or the Percentage Interest thereof is 100%. In each case, the account must be specified in writing at least five Business Days prior to the Record Date for the Distribution Date on which wire transfers will commence. All other distributions shall be made by check payable to the Certificateholder mailed by first class mail to the address of such Certificateholder reflected in the Certificate Register.

                  (h) On each Distribution Date before the occurrence of the Credit Support Depletion Date, but after the date on which either the aggregate Certificate Principal Balance of the Class I-A-1, Class I-A-2 and Class R Certificates or the Certificate Principal Balance of the Class II-A Certificates has been reduced to zero, all principal received or advanced with respect to the Mortgage Loans in the Loan Group relating to the Class A Certificates that have been paid in full will be paid as principal (after distributions of principal to the Class I-P Certificates, if applicable) to the remaining Senior Certificates (other than the Class I-P Certificates, if applicable) of the other Group rather than to the Subordinate Certificates (such principal to be distributed in the same priority in which those Senior Certificates would receive other distributions of principal); provided, however, that principal will not be distributed as described in this Section 4.02(h) if on that Distribution Date (a) the Aggregate Subordinate Percentage for that Distribution Date is greater than or equal to 200% of the Aggregate Subordinate Percentage as of the Delivery Date and (b) the outstanding Stated Principal Balance of the Mortgage Loans in each of Loan Group I and Loan Group II delinquent 60 days or more averaged over the last six months, as a percentage of the related Subordinated Component Balance, is less than 50%.

                  If, on any Distribution Date, either the aggregate Certificate Principal Balance of the Class I-A-1, Class I-A-2 and Class R Certificates or the Certificate Principal Balance of the Class II-A Certificates is greater than the aggregate Stated Principal Balance of the Mortgage Loans in the related Loan Group (less the applicable Class P Fraction of any Class P Mortgage Loan) (any such Loan Group the "Undercollateralized Group" and the other Loan Group, the "Overcollateralized Group"), then the priority of distributions otherwise described in Section 4.02 will be modified as follows:

                  On any such Distribution Date, the Available Distribution Amount for the Overcollateralized Group, to the extent remaining following distributions of interest and principal to the related Senior Certificates pursuant to Sections 4.02(b)(A) or 4.02(b)(B), as applicable, (or if after the Credit Support Depletion Date, pursuant to Section 4.02(c), will be paid in the following priority: (1) first, such amount, up to an amount for the Undercollateralized Group (the "Total Transfer Amount") equal to the sum of the Interest Transfer Amount and the Principal Transfer Amount for the Undercollateralized Group, will be distributed first to the Senior Certificates (other than the related Class P Certificates) related to the Undercollateralized Group in payment of accrued but unpaid interest, if any, and then to those Senior Certificates (other than the related Class P Certificates) as principal, in the same order and priority as they would receive other distributions of principal; and (2) second, any remaining amount will be distributed pursuant to Section 4.02(b)(C) and 4.02(b)(D).

                  SECTION 4.03   Allocation of Realized Losses.

                  (a) On or prior to each Determination Date, the Trustee shall determine the total amount of Realized Losses, including Excess Losses and Extraordinary Losses, with respect to the related Distribution Date.

                  (b) Reserved.

                  (c) Realized Losses on the Mortgage Loans, other than Excess Losses and Extraordinary Losses, with respect to any Distribution Date shall be allocated to Certificates as follows: first, to the Subordinate Certificates in decreasing order of their numerical Class designations (beginning with the Class of Class B Certificates then outstanding with the highest Class designation and then to the Class M Certificates then outstanding with the highest Class designation), until the respective Certificate Principal Balance of each such Class has been reduced to zero; and second, to the related Class A Certificates, until the Certificate Principal Balance of such Class has been reduced to zero; provided, however, that if the Realized Loss is recognized with respect to a Class P Mortgage Loan, the applicable Class P Fraction of such loss will be allocated to the Class I-P Certificates, and the remainder of such loss will be allocated to the related Class A Certificates as described in this clause second, in each case to the extent not allocated to the Subordinate Certificates pursuant to clause first above; provided, however, that in clause second above, if such loss occurs in an Overcollateralized Group and the other Loan Group is an Undercollateralized Group, the Senior Certificates related to the Undercollateralized Group will receive a portion of the loss (equal to a fraction, the numerator of which is the Subordinate Component Balance of the Overcollateralized Group that suffered the loss and the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans in that Overcollateralized Group, less the applicable Class P Fraction of the Stated Principal Balance of any Class P Mortgage Loan in the Overcollateralized Group) and the remainder will be allocated to the Senior Certificates related to the Loan Group that suffered the loss.

                  (d) On each Distribution Date, Excess Losses and Extraordinary Losses experienced by the Mortgage Loans will be allocated to the Classes of Certificates (other than the Class P and Class S Certificates) by Pro Rata Allocation (except if the loss is recognized with respect to a Class P Mortgage Loan, the applicable Class P Fraction of such loss will be allocated to the related Class I-P Certificates and the remainder will be allocated to the other Classes of Certificates as described in this Section 4.03(d)).

                  (e) On each Distribution Date, if the aggregate Certificate Principal Balance of all Certificates exceeds the aggregate Stated Principal Balance of the Mortgage Loans (in each case, after giving effect to distributions of principal and the allocation of all losses to the related Certificates on such Distribution Date), such excess will be deemed a principal loss and, together with amounts in respect of any payments of Class P Deferred Amounts for such Distribution Date, will be allocated to the most junior Class of Class B Certificates then outstanding, or, if the aggregate Certificate Principal Balance of the Class B Certificates has been reduced to zero, to the most junior Class of Class M Certificates then outstanding.

                  SECTION 4.04   Monthly Statements to Certificateholders.

                  (a) Not later than each Distribution Date, the Trustee shall prepare and cause to be forwarded by mail to each Certificateholder, the Sellers, the Servicer, the Depositor and the Rating Agencies a statement setting forth:

                  (i) the amount of distribution made on such Distribution Date to the Holders of Certificates of each such Class allocable to principal;

                  (ii) the amount of the distribution made on such Distribution Date to the Holders of Certificates of each such Class allocable to interest;

                 (iii) the aggregate amount of servicing compensation received by the Servicer during the related Due Period and such other customary information which a Certificateholder reasonably requests to enable Certificateholders to prepare their tax returns;

                  (iv) the aggregate amount of Monthly Advances included in such distributions;

                   (v) the aggregate Stated Principal Balance of the Mortgage Loans and any REO Properties at the close of business on such Distribution Date;

                  (vi) the number, aggregate principal balance, weighted average remaining term to maturity and weighted average Mortgage Rate of the Mortgage Loans as of the related Due Date;

                 (vii) the number and aggregate unpaid principal balance of Mortgage Loans (a) delinquent 30 days, (b) delinquent 60 days, (c) delinquent 90 or more days and (d) as to which foreclosure proceedings have been commenced;

                (viii) with respect to any Mortgage Loan that became an REO Property during the preceding calendar month, the loan number of such Mortgage Loan, the unpaid principal balance and the Stated Principal Balance of such Mortgage Loan as of the date it became an REO Property;

                  (ix) the book value of any REO Property as of the close of business on the last Business Day of the calendar month preceding the Distribution Date;

                   (x) the aggregate amount of Principal Prepayments made during the related Prepayment Period;

                  (xi) the aggregate amount of Realized Losses incurred during the related Prepayment Period and incurred since the issuance of the Certificates;

                 (xii) the aggregate Certificate Principal Balance or Class Notional Amount, as applicable, of each such Class of Certificates, after giving effect to the distributions, and allocations of Realized Losses made on such Distribution Date, separately identifying any reduction thereof due to allocations of Realized Losses;

                (xiii) the Senior Percentage and the Senior Prepayment Percentage for such Distribution Date for each Group;

                 (xiv) the Interest Distribution Amount in respect of each such Class of Certificates for such Distribution Date (separately identifying any reductions resulting from the allocation of Realized Losses allocable to interest on such Distribution Date) and the respective portions thereof, if any, remaining unpaid following the distributions made in respect of such Certificates on such Distribution Date;

                 (xv) the aggregate amount of any Prepayment Interest Shortfalls for such Distribution Date, to the extent not covered by payments by the Servicer pursuant to Section 3.16 for each Group; and

                (xvi) whether any action has been taken to commence or delay foreclosure with respect to any Mortgage Loans, including the number of such Mortgage Loans and their outstanding principal balances.

                  In the case of information furnished pursuant to subclauses
(i) - (iv) above, the amounts shall be expressed as a dollar amount per $1,000 of Certificate Principle Balance of the relevant Class.

                  (b) Upon reasonable advance notice in writing, if required by federal regulation, the Trustee will provide to each Certificateholder that is a savings association, bank or insurance company certain reports and access to information and documentation regarding the Mortgage Loans sufficient to permit such Certificateholder to comply with applicable regulations of the Office of Thrift Supervision or other regulatory authorities with respect to investment in the Certificates and the Servicer shall cooperate with the Trustee in providing such information; provided, however, that the Trustee shall be entitled to be reimbursed by each such Certificateholder for the Trustee's actual expenses incurred in providing such reports and access. The Trustee will provide to any Certificateholder upon request the outstanding Certificate Principal Balance as of such dates and, if then known by the Trustee, the outstanding Certificate Principal Balances after giving effect to any distribution to be made on the next following Distribution Date.

                                  ARTICLE V

                                   ADVANCES

                  SECTION 5.01   Monthly Advances by the Servicer.

                  Subject to the conditions of this Article V, the Servicer, as required below, shall make a Monthly Advance to the Certificate Account maintained by the Trustee, in the amount, if any, of the aggregate Monthly Payments less Prepayment Interest Shortfalls and Relief Act Reductions, after adjustment of the interest portion of each such Monthly Payment to the Mortgage Rate less the applicable Servicing Fee Rate and the Excess Servicing Fee Rate, on the Mortgage Loans that were due on the Due Date but that were not received and remitted to the Certificate Account on or prior to the Servicer Advance Date. The Servicer shall be obligated to make any such Monthly Advance only to the extent that such advance, in the good faith judgment of the Servicer, will be recoverable by the Servicer from Insurance Proceeds, Liquidation Proceeds (less Liquidation Expenses), or otherwise on the related Mortgage Loan.

                  On the Determination Date immediately preceding the related Distribution Date, the Servicer shall determine whether and to what extent any Mortgagor has failed to make any Monthly Payment due on the Due Date and whether such deficiencies, if advanced by the Servicer, would be recoverable by the Servicer from related Insurance Proceeds or Liquidation Proceeds (net of Liquidation Expenses). If the Servicer shall have determined that it is not obligated to make the entire Monthly Advance because all or a lesser portion of such Monthly Advance would not be recoverable by the Servicer from related Insurance Proceeds or Liquidation Proceeds (net of Liquidation Expenses), the Servicer shall deliver to the Trustee, not later than the 18th day of the related calendar month (or the next succeeding Business Day if the 18th is not a Business Day), for the benefit of the Certificateholders, an Officers' Certificate setting forth the reasons for such determination.

                  In lieu of making all or a portion of any Monthly Advance, the Servicer may cause to be made an appropriate entry in its records relating to the Custodial Account that funds in such account, including but not limited to any amounts received in respect of scheduled principal and interest on any Mortgage due after the related Due Period, in excess of the Available Distribution Amount (less the amount of such Monthly Advance) for the related Distribution Date have been used by the Servicer in discharge of its obligation to make any such Monthly Advance. Any funds so applied shall be replaced by the Servicer by deposit, in the manner set forth above, in the Custodial Account no later than the Servicer Advance Date to the extent that funds in the Custodial Account on such date are less than the amounts required to be distributed on the related Distribution Date. The Servicer shall be entitled to be reimbursed from the Custodial Account for all Monthly Advances of its own funds made pursuant to this Section as provided in Section 3.09.

                  SECTION 5.02   Monthly Advances for Attorneys' Fees.

                  The Servicer shall make advances from time to time for attorneys' fees and court costs incurred, or which reasonably can be expected to be incurred, for the foreclosure of any Mortgage Loan or for any transaction in which the Trustee for the benefit of the Certificateholders is expected to receive a deed-in-lieu of foreclosure, unless the Servicer has made a good faith determination that such advances would not be recoverable from Insurance Proceeds or Liquidation Proceeds relating to the Mortgage Loan. If the Servicer shall make a good faith determination that such advances would not be so recoverable, the Servicer shall promptly deliver to the Trustee an Officers' Certificate setting forth the reasons for such determination. The Servicer shall be entitled to reimbursement for any such advance as provided in Section 3.09 hereof.

                  SECTION 5.03 Nonrecoverable Advances.

                  The determination by the Servicer that it has made a Nonrecoverable Advance shall be evidenced by an Officers' Certificate of the Servicer promptly delivered to the Trustee setting forth the reasons for such determination. Following the Trustee's receipt of the Officers' Certificate, the Servicer shall be entitled to reimbursement for such Nonrecoverable Advance as provided in Section 3.09 hereof.

                  SECTION 5.04 Advance Procedures.

                  (a) If, on any Determination Date, the Servicer determines to make a Monthly Advance in accordance with Section 5.01, it shall make such Monthly Advance on or before noon, New York time, on the 18th day of the related calendar month (or the next succeeding Business Day if the 18th is not a Business Day) (the "Servicer Advance Date"). The Servicer shall notify the Trustee of the aggregate amount of Monthly Advances for a Distribution Date on or before five Business Days prior to such Distribution Date. Any such Monthly Advance shall be included with the distribution on the related Distribution Date pursuant to Section 4.02.

                  (b) In the event that the Servicer fails to make a Monthly Advance required to be made pursuant to Section 5.01 on or before 3 p.m., New York time, on the Servicer Advance Date, the Trustee shall on or before 12 noon, New York time on the next Business Day provide to the Servicer, by telecopy, written notice of such failure and the amount of such failure and that continuance of such failure for a period of one Business Day will be an Event of Default.

                                  ARTICLE VI

                               THE CERTIFICATES

                  SECTION 6.01   The Certificates.

                  The Certificates shall be in substantially the forms set forth in Exhibits A, B, C and D hereto, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Agreement or as may in the reasonable judgment of the Trustee or the Depositor be necessary, appropriate or convenient to comply, or facilitate compliance, with applicable laws, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange on which any of the Certificates may be listed, or as may, consistently herewith, be determined by the officers executing such Certificates, as evidenced by their execution thereof.

                  The definitive Certificates shall be printed, typewritten, lithographed or engraved or produced by any combination of these methods or may be produced in any other manner permitted by the rules of any securities exchange on which any of the Certificates may be listed, all as determined by the officers executing such Certificates, as evidenced by their execution thereof.

                  The Certificates shall be issuable in registered form, in the minimum denominations, integral multiples in excess thereof (except that one Certificate in each Class may be issued in a different amount which must be in excess of the applicable minimum denomination) and aggregate denominations per Class set forth in the Preliminary Statement.

                  The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by a Responsible Officer. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication executed by the Trustee by manual signature, and such certificate of authentication upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

                  SECTION 6.02 Registration of Transfer and Exchange of Certificates.

                  (a) The Trustee shall maintain, or cause to be maintained, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. Upon surrender for registration of transfer of any Certificate, the Trustee shall execute, authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates in like aggregate interest and of the same Class.

                  (b) At the option of a Certificateholder, Certificates may be exchanged for other Certificates of authorized denominations and the same aggregate interest in the Trust Fund and of the same Class, upon surrender of the Certificates to be exchanged at the office or agency of the Trustee set forth in Section 9.11. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute, authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder thereof or his attorney duly authorized in writing.

                  (c) No service charge to the Certificateholders shall be made for any registration of transfer or exchange of Certificates, but payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates may be required.

                  (d) All Certificates surrendered for registration of transfer and exchange shall be canceled and subsequently destroyed by the Trustee in accordance with the Trustee's customary procedures.

                  (e) No transfer of any Private Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the 1933 Act and effective registration or qualification under applicable state securities laws, or is made in a transaction which does not require such registration or qualification. In the event that a transfer, other than the initial transfer, is to be made without registration or qualification, (i) the Trustee shall require, in order to assure compliance with such laws, that the Certificateholder desiring to effect the transfer and such Certificateholder's prospective transferee each certify to the Trustee in writing in the forms set forth in Exhibit M and Exhibit L, respectively, the facts surrounding the transfer and (ii) the Depositor or the Trustee shall require an opinion of counsel reasonably satisfactory to the requesting party that such transfer may be made without such registration or qualification, which Opinion of Counsel shall not be required to be an expense of the Depositor or the Trustee. Neither the Depositor nor the Trustee is obligated to register or qualify any Private Certificate under the 1933 Act or any other securities law or to take any action not otherwise required under this Agreement to permit the transfer of such Certificate or interest without registration or qualification. Any such Holder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt, or is not made in accordance with federal and state laws.

                  (f) No transfer of an ERISA-Restricted Certificate shall be made to any employee benefit or other plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Code, to a trustee or other person acting on behalf of any such plan, or to any other person using "plan assets" to effect such acquisition, unless the prospective transferee of a Certificateholder desiring to transfer its Certificate provides the Trustee with a certification as set forth in paragraph 6 of Exhibit L or an Opinion of Counsel which establishes to the reasonable satisfaction of the Depositor and the Trustee that the purchase and holding of an ERISA-Restricted Certificate by, on behalf of or with "plan assets" of such plan is permissible under applicable local law, would not constitute or result in a prohibited transaction under Section 406 of ERISA or
Section 4975 of the Code, and would not subject the Depositor or the Trustee to any obligation or liability (including liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement or any other liability. The Trustee shall require that such prospective transferee certify to the Trustee in writing the facts establishing that such transferee is not such a plan and is not acting on behalf of or using "plan assets" of any such plan to effect such acquisition. For purposes of the second preceding sentence, with respect to an ERISA-Restricted Certificate that is not a Private Certificate or a Residual Certificate, in the event the representation letter referred to in the preceding sentence is not furnished, such representation shall be deemed to have been made to the Trustee by the transferee's (including an initial acquiror's) acceptance of the ERISA-Restricted Certificates.

                  (g) Additional restrictions on transfers of the Class R Certificates to Disqualified Organizations are set forth below:

                    (i) Each Person who has or who acquires any ownership
               interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such ownership interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee or its designee under clause
               (iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause (iii)(B) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any ownership interest in a Class R Certificate are expressly subject to the following provisions:

                         (A) Each Person holding or acquiring any ownership
                    interest in a Class R Certificate shall be other than a Disqualified Organization and shall promptly notify the Trustee of any change or impending change in its status as other than a Disqualified Organization.

                         (B) In connection with any proposed transfer of any
                    ownership interest in a Class R Certificate to a U.S. Person, the Trustee shall require delivery to it, and shall not register the transfer of a Class R Certificate until its receipt of (1) an affidavit and agreement (a "Transferee Affidavit and Agreement" attached hereto as Exhibit K) from the proposed transferee, in form and substance satisfactory to the Trustee, representing and warranting, among other things, that it is not a non-U.S. Person, that such transferee is other than a Disqualified Organization, that it is not acquiring its ownership interest in a Class R Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person who is not other than a Disqualified Organization, that for so long as it retains its ownership interest in a Class R Certificate, it will endeavor to remain other than a Disqualified Organization, and that it has reviewed the provisions of this Section 6.02(g) and agrees to be bound by them, and (2) a certificate, attached hereto as Exhibit L, from the Holder wishing to transfer a Class R Certificate, in form and substance satisfactory to the Trustee, representing and warranting, among other things, that no purpose of the proposed transfer is to allow such Holder to impede the assessment or collection of tax.

                         (C) Notwithstanding the delivery of a Transferee
                    Affidavit and Agreement by a proposed transferee under clause (B) above, if the Trustee has actual knowledge that the proposed transferee is not other than a Disqualified Organization, no transfer of an ownership interest in a Class R Certificate to such proposed transferee shall be effected.

                         (D) Each Person holding or acquiring any ownership
                    interest in a Class R Certificate agrees, by holding or acquiring such ownership interest, (1) to require a Transferee Affidavit and Agreement from the other Person to whom such Person attempts to transfer its ownership interest and to provide a certificate to the Trustee in the form attached hereto as Exhibit L, and (2) to obtain the express written consent of the Trustee prior to any transfer of such ownership interest, which consent may be withheld in the Trustee's sole discretion.

               (ii) The Trustee shall register the transfer of any Class R Certificate only if it shall have received the Transferee Affidavit and Agreement, a certificate of the Holder requesting such transfer in the form attached hereto as Exhibit K and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration.

               (iii) (A) If any Disqualified Organization shall become a Holder of a Class R Certificate, then the last preceding Holder that was other than a Disqualified Organization shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such transfer of such Class R Certificate. If any non-U.S. Person shall become a Holder of a Class R Certificate, then the last preceding Holder that is a U.S. Person shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of the transfer to such non-U.S. Person of such Class R Certificate. If a transfer of a Class R Certificate is disregarded pursuant to the provisions of Treasury Regulations
          Section 1.860E-1 or Section 1.860G-3, then the last preceding Holder that was other than a Disqualified Organization shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such transfer of such Class R Certificate. The Trustee shall be under no liability to any Person for any registration of transfer of a Class R Certificate that is in fact not permitted by this Section 6.02(g) or for making any payments due on such Certificate to the Holder thereof or for taking any other action with respect to such Holder under the provisions of this Agreement.

                    (A) If any purported transferee of a Class R Certificate
               shall become a Holder of a Class R Certificate in violation of the restrictions in this Section 6.02(g) and to the extent that the retroactive restoration of the rights of the Holder of such Class R Certificate as described in clause (iii)(A) above shall be invalid, illegal or unenforceable, then the Trustee shall have the right, without notice to the Holder or any prior Holder of such Class R Certificate, to sell such Class R Certificate to a purchaser selected by the Trustee on such terms as the Trustee may choose. Such purported transferee shall promptly endorse and deliver a Class R Certificate in accordance with the instructions of the Trustee. Such purchaser may be the Servicer itself or any affiliate of the Servicer. The proceeds of such sale, net of the commissions (which may include commissions payable to the Servicer or its affiliates), expenses and taxes due, if any, shall be remitted by the Servicer to such purported transferee. The terms and conditions of any sale under this clause (iii)(B) shall be determined in the sole discretion of the Trustee, and the Trustee shall not be liable to any Person having an ownership interest or a purported ownership interest in a Class R Certificate as a result of its exercise of such discretion.

               (iv) The Servicer, on behalf of the Trustee, shall make available, upon written request from the Trustee, all information reasonably available to it that is necessary to compute any tax imposed (A) as a result of the transfer of an ownership interest in a Class R Certificate to any Person who is not other than a Disqualified Organization, including the information regarding "excess inclusions" of such Residual Certificate required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulation Section 1.860D-1(b)(5), and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organizations described in Section 1381 of the Code having as among its record holders at any time any Person who is not other than a Disqualified Organization. Reasonable compensation for providing such information may be required by the Servicer from such Person.

               (v) The provisions of this Section 6.02(g) set forth prior to this Section (v) may be modified, added to or eliminated by the Trustee, provided that there shall have been delivered to the Trustee the following:

                    (A) written notification from each Rating Agency to the
               effect that the modification, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current rating of the Certificates; and

                    (B) an Opinion of Counsel, in form and substance
               satisfactory to the Trustee, to the effect that such modification, addition to or elimination of such provisions will not cause the Trust Fund to cease to qualify as a REMIC and will not create a risk that (i) the Trust Fund may be subject to an entity-level tax caused by the transfer of a Class R Certificate to a Person which is not other than a Disqualified Organization or (2) a Certificateholder or another Person will be subject to a REMIC-related tax caused by the transfer of applicable Class R Certificate to a Person which is not other than a Disqualified Organization.

               (vi) The following legend shall appear on each Class R
          Certificate:

          ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B), OR (C) BEING HEREINAFTER REFERRED TO AS A "DISQUALIFIED ORGANIZATION"), OR (D) AN AGENT OF A DISQUALIFIED ORGANIZATION AND
          (2) NO PURPOSE OF SUCH TRANSFER IS TO ENABLE THE TRANSFEROR TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX. SUCH AFFIDAVIT SHALL INCLUDE CERTAIN REPRESENTATIONS AS TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CLASS R CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THE CLASS R CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

                  (h) The Trustee shall have no liability to the Trust Fund arising from a transfer of any such Certificate in reliance upon a certification, ruling or Opinion of Counsel described in this Section 6.02; provided, however, that the Trustee shall not register the transfer of any Class R Certificate if it has actual knowledge that the proposed transferee does not meet the qualifications of a permitted Holder of a Class R Certificate as set forth in this Section 6.02.

                  SECTION 6.03   Mutilated, Destroyed, Lost or Stolen
                                 Certificates.

                  If (a) any mutilated Certificate is surrendered to the Trustee, or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there is delivered to the Servicer and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute, authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and interest in the Trust Fund. In connection with the issuance of any new Certificate under this Section 6.03, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith. Any replacement Certificate issued pursuant to this Section 6.03 shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

                  SECTION 6.04   Persons Deemed Owners.

                  Prior to due presentation of a Certificate for registration of transfer, the Servicer, the Trustee, and any agent of the Servicer or the Trustee may treat the person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions as provided in this Agreement and for all other purposes whatsoever, and neither the Servicer, the Trustee nor any agent of the Servicer or the Trustee shall be affected by any notice to the contrary.

                  SECTION 6.05 Access to List of Certificateholders' Names and Addresses.

                  (a) If three or more Certificateholders (i) request in writing from the Trustee a list of the names and addresses of Certificateholders, (ii) state that such Certificateholders desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and (iii) provide a copy of the communication which such Certificateholders propose to transmit, then the Trustee shall, within ten Business Days after the receipt of such request, afford such Certificateholders access during normal business hours to a current list of the Certificateholders. The expense of providing any such information requested by a Certificateholder shall be borne by the Certificateholders requesting such information and shall not be borne by the Trustee. Every Certificateholder, by receiving and holding a Certificate, agrees that the Trustee shall not be held accountable by reason of the disclosure of any such information as to the list of the Certificateholders hereunder, regardless of the source from which such information was derived.

                  (b) The Servicer, so long as it is the servicer hereunder, each Seller and the Depositor shall have unlimited access to a list of the names and addresses of the Certificateholders which list shall be provided by the Trustee promptly upon the request of the Servicer.

                  SECTION 6.06   Maintenance of Office or Agency.

                  The Trustee will maintain or cause to be maintained at its expense an office or offices or agency or agencies in St. Paul, Minnesota where Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Trustee in respect of the Certificates and this Agreement may be served. The Trustee initially designates the office described in Section 9.11 as its office for such purpose. The Trustee will give prompt written notice to the Certificateholders of any change in the location of any such office or agency.

                  SECTION 6.07   Book-Entry Certificates.

                  Notwithstanding the foregoing, the Book-Entry Certificates, upon original issuance, shall be issued in the form of one or more typewritten Certificates representing the Book-Entry Certificates, to be delivered to DTC, the initial Clearing Agency, by, or on behalf of, the Depositor. The Book-Entry Certificates shall initially be registered on the Certificate Register in the name of Cede & Co., the nominee of DTC, as the initial Clearing Agency, and no Beneficial Holder will receive a definitive certificate representing such Beneficial Holder's interest in the Certificates, except as provided in Section 6.09. Unless and until definitive, fully registered Certificates ("Definitive Certificates") have been issued to the Beneficial Holders pursuant to Section 6.09:

                  (a) the provisions of this Section 6.07 shall be in full force and effect with respect to the Book-Entry Certificates;

                  (b) the Depositor and the Trustee may deal with the Clearing Agency for all purposes with respect to the Book-Entry Certificates (including the making of distributions on such Certificates) as the sole Holder of such Certificates;

                  (c) to the extent that the provisions of this Section 6.07 conflict with any other provisions of this Agreement, the provisions of this
Section 6.07 shall control; and

                  (d) the rights of the Beneficial Holders of the Book-Entry Certificates shall be exercised only through the Clearing Agency and the Participants and shall be limited to those established by law and agreements between such Beneficial Holders and the Clearing Agency and/or the Participants. Pursuant to the Depository Agreement, unless and until Definitive Certificates are issued pursuant to Section 6.09, the initial Clearing Agency will make book-entry transfers among the Participants and receive and transmit distributions of principal and interest on the related Book-Entry Certificates to such Participants.

                  For purposes of any provision of this Agreement requiring or permitting actions with the consent of, or at the direction of, Holders of the Book-Entry Certificates evidencing a specified percentage of the aggregate unpaid principal amount of such Certificates, such direction or consent may be given by the Clearing Agency at the direction of Beneficial Holders owning such Certificates evidencing the requisite percentage of principal amount of such Certificates. The Clearing Agency may take conflicting actions with respect to the Book-Entry Certificates to the extent that such actions are taken on behalf of the Beneficial Holders.

                  SECTION 6.08   Notices to Clearing Agency.

                  Whenever notice or other communication to the Holders of Book-Entry Certificates is required under this Agreement, unless and until Definitive Certificates shall have been issued to the related Certificateholders pursuant to Section 6.09, the Trustee shall give all such notices and communications specified herein to be given to Holders of the Book-Entry Certificates to the Clearing Agency which shall give such notices and communications to the related Participants in accordance with its applicable rules, regulations and procedures.

                  SECTION 6.09   Definitive Certificates.

                  If (a) the Depositor advises the Trustee in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities under the Depository Agreement with respect to the Certificates and the Trustee or the Depositor is unable to locate a qualified successor, (b) the Depositor, at its option, advises the Trustee in writing that it elects to terminate the book-entry system with respect to the Book-Entry Certificates through the Clearing Agency or (c) after the occurrence of an Event of Default, Holders of Book-Entry Certificates evidencing not less than 66 2/3% of the aggregate Certificate Principal Balance of the Book-Entry Certificates advise the Trustee in writing that the continuation of a book-entry system with respect to the such Certificates through the Clearing Agency is no longer in the best interests of the Holders of such Certificates with respect to the Book-Entry Certificates, the Trustee shall notify all Holders of such Certificates of the occurrence of any such event and the availability of Definitive Certificates. Upon surrender to the Trustee of the such Certificates by the Clearing Agency, accompanied by registration instructions from the Clearing Agency for registration, the Trustee shall authenticate and deliver the Definitive Certificates. Neither the Depositor nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Clearing Agency shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Certificates, and the Trustee shall recognize the Holders of Definitive Certificates as Certificateholders hereunder.

                                 ARTICLE VII

                  THE DEPOSITOR, THE SELLERS AND THE SERVICER

                  SECTION 7.01 Liabilities of the Sellers, the Depositor and the Servicer.

                  The Depositor, the Sellers and the Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by them herein.

                  SECTION 7.02 Merger or Consolidation of the Depositor, the Sellers, or the Servicer.

                  Subject to the immediately succeeding paragraph, the Depositor, the Sellers, and the Servicer will each do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights and franchises (charter and statutory) and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, or any of the Mortgage Loans and to perform its respective duties under this Agreement.

                  Any Person into which the Depositor, a Seller or the Servicer may be merged or consolidated, or any Person resulting from any merger or consolidation to which the Depositor, a Seller or the Servicer shall be a party, or any Person succeeding to the business of the Depositor, a Seller, or the Servicer, shall be the successor of the Depositor, such Seller or the Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Servicer shall be qualified to sell mortgage loans to, and to service mortgage loans on behalf of, Fannie Mae or Freddie Mac.

                  Notwithstanding anything else in this Section 7.02 or in
Section 7.04 hereof to the contrary, the Servicer may assign its rights and delegate its duties and obligations under this Agreement; provided, however, that the Servicer gives the Depositor and the Trustee notice of such assignment; and provided further, that such purchaser or transferee accepting such assignment and delegation shall be an institution that is a Fannie Mae and Freddie Mac approved seller/servicer in good standing, which has a net worth of at least $15,000,000, and which is willing to service the Mortgage Loans and executes and delivers to the Depositor and the Trustee an agreement accepting such delegation and assignment, which contains an assumption by such Person of the rights, powers, duties, responsibilities, obligations and liabilities of the Servicer, with like effect as if originally named as a party to this Agreement; and provided further, that each of the Rating Agencies acknowledge that its rating of the Certificates in effect immediately prior to such assignment will not be qualified or reduced as a result of such assignment and delegation. In the case of any such assignment and delegation, the Servicer shall be released from its obligations under this Agreement, except that the Servicer shall remain liable for all liabilities and obligations incurred by it as Servicer hereunder prior to the satisfaction of the conditions to such assignment and delegation set forth in the preceding sentence.

                  SECTION 7.03 Limitation on Liability of the Depositor, the Sellers, the Servicer and Others.

                  Neither the Depositor, the Servicer, the Sellers, any Sub-Servicer nor any of the directors, officers, employees or agents of the Depositor, the Servicer, the Sellers or any Sub-Servicer shall be under any liability to the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, the Servicer or a Seller against any breach of representations or warranties made by it herein or protect the Depositor, the Servicer or a Seller or any such person from any liability which would otherwise be imposed by reasons of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor, the Servicer, the Sellers, any Sub-Servicer and any director, officer, employee or agent of the Depositor, the Servicer, the Sellers or any Sub-Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor, the Servicer, the Sellers, any Sub-Servicer and any director, officer, employee or agent of the Depositor, the Servicer, the Sellers or any Sub-Servicer shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. None of the Depositor, the Servicer, the Sellers or any Sub-Servicer shall be under any obligation to appear in, prosecute or defend any legal action that is not incidental to their respective duties hereunder and which in its opinion may involve it in any expense or liability; provided, however, that the Depositor, the Servicer, the Sellers or any Sub-Servicer may in its discretion undertake any such action that it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto and interests of the Trustee and the Certificateholders hereunder.

                  SECTION 7.04   Servicer Not to Resign.

                  The Servicer shall not resign from the obligations and duties imposed upon it hereunder except upon determination that such obligations and duties hereunder are no longer permissible under applicable law or in connection with an assignment permitted pursuant to Section 7.02. Any such determination permitting the resignation of the Servicer under this
Section 7.04 shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. The Servicer shall give notice of any proposed resignation to the Trustee, the Certificateholders and the Rating Agencies. No such resignation by the Servicer shall become effective until the Trustee or a successor servicer shall have assumed the Servicer's responsibilities and obligations in accordance with Section 8.02 hereof.

                  SECTION 7.05   Sellers and Servicer May Own Certificates.

                  Each of the Sellers and the Servicer in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights as it would have if it were not the Sellers or the Servicer.

                  SECTION 7.06   Obligations of the Sellers.

                  The obligations and liability of each of the Sellers under this Agreement are several, and no Seller shall be responsible for the obligations of any other Seller under this Agreement. Each representation, warranty and covenant made by one Seller under this Agreement is made by, or on behalf of, and with respect to , that Seller only and not to any other Seller.

                                 ARTICLE VIII

                                    DEFAULT

                  SECTION 8.01   Events of Default.

                  "Event of Default", wherever used herein, means any one of the following events (whatever reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (a) any failure by the Servicer to remit to the Trustee within three (3) Business Days when due any payment, other than a Monthly Advance, required to be made under the terms of this Agreement; or

                  (b) any failure by the Servicer to duly observe or perform, in any material respect, any other covenant, obligation or agreement of the Servicer as set forth in this Agreement, which failure continues unremedied for a period of sixty (60) (or, in the case of any failure to pay the premium for any insurance policy which is required to be maintained hereunder, thirty
(30)) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Depositor, a Seller or the Trustee; or

                  (c) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities, or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force, undischarged or unstayed for a period of sixty (60) days; or

                  (d) the Servicer shall consent to the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Servicer or relating to all or substantially all of the Servicer's property; or

                  (e) the Servicer shall admit in writing its inability to pay its debts as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

                  (f) the Servicer shall fail to be an approved servicer of mortgage loans for Fannie Mae and Freddie Mac, in good standing; or

                  (g) the Servicer shall fail to be in compliance with the "doing business" or licensing laws of any jurisdiction where a Mortgaged Property is located; or

                  (h) The Servicer attempts to assign its right to the servicing compensation hereunder without the consent of the Applicable Seller, to sell or otherwise dispose of all or substantially all of its property or assets or, except as specifically permitted herein, to assign this Agreement or the servicing responsibilities hereunder; or

                  (i) any failure of the Servicer to make any Monthly Advance in the manner and at the time required to be made from its own funds pursuant to this Agreement and after receipt of notice from the Trustee pursuant to
Section 5.04, which failure continues unremedied after 5 p.m., Eastern Standard Time, on the Business Day immediately preceding the Distribution Date.

                  If an Event of Default due to the actions or inaction of the Servicer described in clauses (a) through (h) shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, the Trustee shall at the direction of the Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates, by notice in writing to the Servicer (with a copy to the Rating Agencies), terminate all of the rights and obligations of the Servicer under this Agreement (other than rights to reimbursement for Monthly Advances or other advances previously made, as provided in Section 3.09).

                  If an Event of Default described in clause (i) shall occur, the Trustee shall, prior to the next Distribution Date, terminate the rights and obligations of the Servicer hereunder and succeed to the rights and obligations of the Servicer hereunder pursuant to Section 8.02. including the obligation to make Monthly Advances on such Distribution Date pursuant to the terms hereof.

                  SECTION 8.02   Trustee to Act; Appointment of Successor.

                  On and after the time the Servicer receives a notice of termination pursuant to Section 8.01 hereof or resigns pursuant to Section
7.04 hereof, subject to the provisions of Section 3.06 hereof, the Trustee shall be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and with respect to the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof, provided that the Trustee shall not be deemed to have made any representation or warranty as to any Mortgage Loan made by the Servicer and shall not effect any repurchases or substitutions of any Mortgage Loan. As compensation therefor, the Trustee shall be entitled to all funds relating to the Mortgage Loans that the Servicer would have been entitled to charge to the Custodial Account if the Servicer had continued to act hereunder (except that the terminated Servicer shall retain the right to be reimbursed for advances (including, without limitation, Monthly Advances) theretofore made by the Servicer with respect to which it would be entitled to be reimbursed if it had not been so terminated as Servicer). Notwithstanding the foregoing, if the Trustee has become the successor to the Servicer in accordance with this Section 8.02, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act (exclusive of the obligations with respect to Monthly Advances), appoint, or petition a court of competent jurisdiction to appoint, any established mortgage loan servicing institution, the appointment of which does not adversely affect the then current rating of the Certificates, as the successor to the Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer, provided that such successor to the Servicer shall not be deemed to have made any representation or warranty as to any Mortgage Loan made by the Servicer. Pending appointment of a successor to the Servicer hereunder, the Trustee, unless the Trustee is prohibited by law from so acting, shall act in such capacity as provided herein. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Servicer hereunder. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. Neither the Trustee nor any other successor servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by the failure of the Servicer to deliver, or any delay in delivering, cash, documents or records to it.

                  The Servicer that has been terminated shall, at the request of the Trustee but at the expense of such Servicer, deliver to the assuming party all documents and records relating to each Sub-Servicing Agreement and the related Mortgage Loans and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of each Sub-Servicing Agreement to the assuming party.

                  The Servicer shall cooperate with the Trustee and any successor servicer in effecting the termination of the Servicer's responsibilities and rights hereunder, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Servicer to the Custodial Account or thereafter received with respect to the Mortgage Loans.

                  Neither the Trustee nor any other successor servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by
(a) the failure of the Servicer to (i) deliver, or any delay in delivering, cash, documents or records to it, (ii) cooperate as required by this Agreement, or (iii) deliver the Mortgage Loan to the Trustee as required by this Agreement, or (b) restrictions imposed by any regulatory authority having jurisdiction over the Servicer.

                  Any successor to the Servicer as servicer shall during the term of its service as servicer maintain in force the policy or policies that the Servicer is required to maintain pursuant to Section 3.11(b) hereof.

                  SECTION 8.03   Notification to Certificateholders.

                  (a) Upon any termination or appointment of a successor to the Servicer, the Trustee shall give prompt written notice thereof to the Sellers, the Depositor and the Certificateholders at their respective addresses appearing in the Certificate Register and to the Rating Agencies.

                  (b) Within two Business Days after the occurrence of any Event of Default, the Trustee shall transmit by mail to the Sellers, the Depositor and all Certificateholders and the Rating Agencies notice of each such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived.

                  SECTION 8.04   Waiver of Events of Default.

                  The Holders representing at least 66% of the Voting Rights of Certificates affected by a default or Event of Default hereunder may waive any default or Event of Default; provided, however, that (a) a default or Event of Default under clause (i) of Section 8.01 may be waived, only by all of the Holders of Certificates affected by such default or Event of Default and (b) no waiver pursuant to this Section 8.04 shall affect the Holders of Certificates in the manner set forth in Section 11.01(b)(i), (ii) or (iii). Upon any such waiver of a default or Event of Default by the Holders representing the requisite percentage of Voting Rights of Certificates affected by such default or Event of Default, such default or Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon except to the extent expressly so waived.

                                  ARTICLE IX

                            CONCERNING THE TRUSTEE

                  SECTION 9.01   Duties of Trustee.

                  The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default that may have occurred, undertakes with respect to the Trust Fund to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred and remains uncured, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs. Any permissive right of the Trustee set forth in this Agreement shall not be construed as a duty.

                  The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee that are specifically required to be furnished pursuant to any provision of this Agreement shall examine them to determine whether they conform to the requirements of this Agreement. The Trustee shall have no duty to recompute, recalculate or verify the accuracy of any resolution, certificate, statement, opinion, report, document, order or other instrument so furnished to the Trustee.

                  No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own misconduct, its negligent failure to perform its obligations in compliance with this Agreement, or any liability which would be imposed by reason of its willful misfeasance or bad faith; provided, however, that:

                    (a) prior to the occurrence of an Event of Default, and
               after the curing of all such Events of Default that may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be personally liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement which it reasonably believed in good faith to be genuine and to have been duly executed by the proper authorities respecting any matters arising hereunder;

                    (b) the Trustee shall not be personally liable for an
               error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless the Trustee was negligent in ascertaining or investigating the pertinent facts;

                    (c) the Trustee shall not be personally liable with
               respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Holders of Certificates evidencing not less than 25% of the Voting Rights allocated to each Class of Certificates relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement; and

                    (d) no provision of this Agreement shall require the
               Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                  Except with respect to an Event of Default described in clause (a) of Section 8.01, the Trustee shall not be deemed to have knowledge of any Event of Default or event which, with notice or lapse of time, or both, would become an Event of Default, unless a Responsible Officer of the Trustee shall have received written notice thereof from the Servicer, the Depositor or a Certificateholder, or a Responsible Officer of the Trustee has actual notice thereof, and in the absence of such notice no provision hereof requiring the taking of any action or the assumption of any duties or responsibility by the Trustee following the occurrence of any Event of Default or event which, with notice or lapse of time or both, would become an Event of Default, shall be effective as to the Trustee.

                  The Trustee shall have no duty hereunder with respect to any complaint, claim, demand, notice or other document it may receive or which may be alleged to have been delivered to or served upon it by the parties as a consequence of the assignment of any Mortgage Loan hereunder; provided, however, that the Trustee shall use its best efforts to remit to the Servicer upon receipt of any such complaint, claim, demand, notice or other document
(i) which is delivered to the Corporate Trust Office of the Trustee, (ii) of which a Responsible Officer has actual knowledge, and (iii) which contains information sufficient to permit the Trustee to make a determination that the real property to which such document relates is a Mortgaged Property.

                  SECTION 9.02   Certain Matters Affecting the Trustee.

                  (a) Except as otherwise provided in Section 9.01:

                  (i) the Trustee may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (ii) the Trustee may consult with counsel, financial advisors or accountants and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

                 (iii) the Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs;

                  (iv) the Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

                   (v) prior to the occurrence of an Event of Default hereunder and after the curing of all Events of Default that may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates evidencing not less than 25% of the Voting Rights allocated to each Class of Certificates; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to taking any such action; the reasonable expense of every such investigation shall be paid by the Servicer in the event that such investigation relates to an Event of Default by the Servicer, if an Event of Default by the Servicer shall have occurred and is continuing, and otherwise by the Certificateholders requesting the investigation;

                   (vi) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any such agent or attorney appointed with due care;

                  (vii) the Trustee shall not be required to expend its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such liability is not assured to it; and

                  (viii) the Trustee shall not be liable for any loss on any investment of funds pursuant to this Agreement.

                  (b) All rights of action under this Agreement or under any of the Certificates, enforceable by the Trustee, may be enforced by it without the possession of any of the Certificates, or the production thereof at the trial or other proceeding relating thereto, and any such suit, action or proceeding instituted by the Trustee shall be brought in its name for the benefit of all the Holders of such Certificates, subject to the provisions of this Agreement.

                  SECTION 9.03 Trustee Not Liable for Certificates or Mortgage Loans.

                  The recitals contained herein shall be taken as the statements of the Depositor or the Servicer, as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement, the Certificates or of any Mortgage Loan or related document. The Trustee shall not be accountable for the use or application by the Depositor, the Sellers or the Servicer of any funds paid to the Depositor or the Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Certificate Account by the Depositor, the Sellers or the Servicer.

                  SECTION 9.04  Trustee May Own Certificates.

                  The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights as it would have if it were not the Trustee.

                  SECTION 9.05  Trustee's Fees and Expenses.

                  The Trustee shall pay to itself on each Distribution Date from amounts on deposit in the Certificate Account, an amount equal to the Trustee Fee in accordance with Section 4.02(b). The Trustee is also entitled to earnings on amounts held in the Certificate Account. The Trustee and any director, officer, employee or agent of the Trustee shall be indemnified by the Depositor and held harmless against any loss, liability or expense (including reasonable attorney's fees) (i) incurred in connection with any claim or legal action relating to (a) this Agreement, (b) the Certificates or
(c) in connection with the performance of any of the Trustee's duties hereunder, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of any of the Trustee's duties hereunder or incurred by reason of any action of the Trustee taken at the direction of the Certificateholders and (ii) resulting from any error in any tax or information return prepared by the Trustee. Such indemnity shall survive the termination of this Agreement or the resignation or removal of the Trustee hereunder. Without limiting the foregoing, the Depositor covenants and agrees, except as otherwise agreed upon in writing by the Depositor and the Trustee, and except for any such expense, disbursement or advance as may arise from the Trustee's negligence, bad faith or willful misconduct, to pay or reimburse the Trustee, for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Agreement with respect to: (A) the reasonable compensation and the expenses and disbursements of its counsel not associated with the closing of the issuance of the Certificates, (B) the reasonable compensation, expenses and disbursements of any accountant, engineer or appraiser that is not regularly employed by the Trustee, to the extent that the Trustee must engage such persons to perform acts or services hereunder and
(C) printing and engraving expenses in connection with preparing any Definitive Certificates. Except as otherwise provided herein, the Trustee shall not be entitled to payment or reimbursement for any routine ongoing expenses incurred by the Trustee in the ordinary course of its duties as Trustee, Registrar, Tax Matters Person or Paying Agent hereunder.

                  SECTION 9.06  Eligibility Requirements for Trustee.

                  The Trustee hereunder shall at all times be a corporation or association having its principal office in a state and city acceptable to the Depositor and organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having ratings on its long-term debt obligations at the time of such appointment in at least the third highest rating category by both S&P and Fitch or such lower ratings as will not cause S&P or Fitch to lower their then-current ratings of the Class A Certificates, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation or association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 9.06 the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 9.06, the Trustee shall resign immediately in the manner and with the effect specified in Section 9.07 hereof.

                  SECTION 9.07  Resignation and Removal of Trustee.

                  The Trustee may at any time resign and be discharged from the trusts hereby created by (a) giving written notice of resignation to the Depositor, the Sellers and the Servicer and by mailing notice of resignation by first class mail, postage prepaid, to the Certificateholders at their addresses appearing on the Certificate Register, and to the Rating Agencies, not less than 60 days before the date specified in such notice when, subject to Section 9.08, such resignation is to take effect, and (b) acceptance by a successor trustee in accordance with Section 9.08 meeting the qualifications set forth in Section 9.06.

                  If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 9.06 hereof and shall fail to resign after written request thereto by the Depositor, or if at any time the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation or if the Trustee breaches any of its obligations or representations hereunder, then the Depositor may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee and one copy to the successor trustee. The Trustee may also be removed at any time by the Holders of Certificates evidencing not less than 50% of the Voting Rights evidenced by the Certificates. Notice of any removal of the Trustee and acceptance of appointment by the successor trustee shall be given to the Rating Agencies by the Servicer.

                  If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation or receipt of a notice of removal, the resigning Trustee may, at the Trust Fund's expense, petition any court of competent jurisdiction for the appointment of a successor trustee.

                  Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 9.07 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 9.08 hereof.

                  SECTION 9.08  Successor Trustee.

                  Any successor trustee appointed as provided in Section 9.07 hereof shall execute, acknowledge and deliver to the Depositor and to its predecessor trustee an instrument accepting such appointment hereunder and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The Depositor, upon receipt of all amounts due it hereunder, and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties, and obligations.

                  No successor trustee shall accept appointment as provided in this Section 9.08 unless at the time of such acceptance (i) such successor trustee shall be eligible under the provisions of Section 9.06 hereof and (ii) its acceptance shall not adversely affect the then current rating of the Certificates.

                  Upon acceptance of appointment by a successor trustee as provided in this Section 9.08, the Servicer shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Servicer fails to mail such notice within ten days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Depositor.

                  SECTION 9.09  Merger or Consolidation of Trustee.

                  Any Person into which the Trustee may be merged or converted or with which it may be consolidated or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Person succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided that such Person shall be eligible under the provisions of Section 9.06 hereof without the execution or filing of any paper or further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

                  SECTION 9.10  Appointment of Co-Trustee or Separate Trustee.

                  Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing any Mortgage Note may at the time be located, the Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity and for the benefit of the applicable Certificateholders, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 9.10, such powers, duties, obligations, rights and trusts as the Servicer and the Trustee may consider necessary or desirable. If the Servicer shall not have joined in such appointment within fifteen days after the receipt by it of a request to do so, or in the case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 9.06 and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required under Section 9.08.

                  Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                  (a) all rights, powers, duties and obligations conferred or imposed upon the Trustee, except for any obligation of the Trustee under this Agreement to advance funds on behalf of the Servicer, shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed by the Trustee (whether as Trustee hereunder or as successor to the Servicer), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

                  (b) no trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder; and

                  (c) the Servicer and the Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

                  Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article IX. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Servicer and the Depositor.

                  Any separate trustee or co-trustee may, at any time, constitute the Trustee its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

                  SECTION 9.11  Office of the Trustee.

                  The office of the Trustee for purposes of receipt of notices and demands is U.S. Bank National Association, 180 East Fifth St., St. Paul, MN 55101, Attn: Structured Finance SPFT0210, Re: CSFB 2001-WM2.

                  SECTION 9.12  Tax Returns.

                  The Servicer, upon request, will furnish the Trustee with all such information in the possession of the Servicer as may be reasonably required in connection with the preparation by the Trustee of all tax and information returns of the Trust Fund, as provided for in Section 2.06. The Servicer shall indemnify the Trustee for all reasonable costs, including legal fees and expenses, related to errors in such tax returns due to errors in information provided by the Servicer.

                  SECTION 9.13  Monthly Reports.

                  The Trustee shall prepare, execute and file all periodic reports required under the Securities Exchange Act of 1934, including but not limited to Form 8-Ks, Form 10-Ks and Form 15s. In connection with the preparation and filing of such periodic reports, the Depositor and the Servicer shall timely provide to the Trustee all material information available to them which is required to be included in such reports and not known to them to be in the possession of the Trustee and such other information as the Trustee reasonably may request from either of them and otherwise reasonably shall cooperate with the Trustee. The Trustee will provide all information to Bloomberg that is necessary to have the information regarding the Certificates and the transaction posted on Bloomberg and the Trustee will provide Bloomberg with all necessary information (including information regarding the Mortgage Loans) for Bloomberg to update information necessary regarding the Certificates and the transaction on Bloomberg. The Trustee shall have no liability with respect to any failure to properly prepare or file such periodic reports resulting from or relating to the Trustee's inability or failure to obtain any information not resulting from its own negligence or willful misconduct.

                                  ARTICLE X

                                  TERMINATION

                  SECTION 10.01 Termination upon Liquidation or Repurchase of all Mortgage Loans.

                  The obligations and responsibilities of the Servicer, the Sellers, the Depositor and the Trustee created hereby with respect to the Trust Fund created hereby shall terminate upon the earlier of:

                    (a) the repurchase by the Majority Class R Holder, at its
               election, of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund, which repurchase right the Majority Class R Holder may exercise at its sole and exclusive election as of any Distribution Date (such applicable Distribution Date being herein referred to as the "Optional Termination Date") on or after the date on which the aggregate Principal Balance of the Mortgage Loans at the time of the repurchase is less than 10% of the aggregate Principal Balance of the Mortgage Loans as of the Cut-off Date; and

                    (b) the later of (i) twelve months after the maturity of
               the last Mortgage Loan remaining in the Trust Fund, (ii) the liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property and (iii) the distribution to Certificateholders of all amounts required to be distributed to them pursuant to this Agreement.

In no event shall the trust created hereby continue beyond the earlier of (1) the expiration of 21 years from the death of the last survivor of the descendants of Mr. Joseph P. Kennedy, former Ambassador of the United States to Great Britain, living on the date of execution of this Agreement or (ii) the Scheduled Final Distribution Date.

                  The Mortgage Loan Repurchase Price for any such Optional Termination of the Trust Fund shall be equal to the aggregate Principal Balance of the Mortgage Loans as of the date of repurchase, together with accrued and unpaid interest thereon from the date to which such interest was paid or advanced at the sum of the applicable Mortgage Rate with respect to each Mortgage Loan through the last day of the month of such repurchase, plus any sums on account of such Mortgage Loan that have been advanced by the Servicer and are reimbursable to the Servicer hereunder (including the Principal Balance of each Mortgage Loan that was secured by any REO Property). The Trustee shall give notice to the Rating Agencies of the Majority Class R Holder's election to purchase the Mortgage Loans pursuant to this Section
10.01 and of the Optional Termination Date.

                  SECTION 10.02   Procedure Upon Optional Termination.

                  (a) In case of any Optional Termination pursuant to Section 10.01, the Majority Class R Holder shall, at least twenty days prior to the date notice is to be mailed to the affected Certificateholders notify the Trustee of such Optional Termination Date and of the applicable repurchase price of the Mortgage Loans to be repurchased.

                  (b) Any repurchase of the Mortgage Loans by the Majority Class R Holder shall be made on an Optional Termination Date by deposit of the applicable repurchase price into the Certificate Account, as applicable, before the Distribution Date on which such repurchase is effected. Upon receipt by the Trustee of an Officers' Certificate of the Majority Class R Holder certifying as to the deposit of such repurchase price into the Certificate Account, the Trustee and each co-trustee and separate trustee, if any, then acting as such under this Agreement, shall, upon request and at the expense of the Majority Class R Holder, execute and deliver all such instruments of transfer or assignment, in each case without recourse, as shall be reasonably requested by the Majority Class R Holder, to vest title in the Majority Class R Holder in the Mortgage Loans so repurchased and shall transfer or deliver to the Majority Class R Holder the repurchased Mortgage Loans. Any distributions on the Mortgage Loans received by the Trustee subsequent to (or with respect to any period subsequent to) the Optional Termination Date shall be promptly remitted by it to the Majority Class R Holder.

                  (c) Notice of the Distribution Date on which the Majority Class R Holder anticipates that the final distribution shall be made (whether upon Optional Termination or otherwise), shall be given promptly by the Majority Class R Holder to the Trustee and by the Trustee by first class mail to Holders of the affected Certificates. Such notice shall be mailed no earlier than the 15th day and not later than the 10th day preceding the Optional Termination Date or date of final distribution, as the case may be. Such notice shall specify (i) the Distribution Date upon which final distribution on the affected Certificates will be made upon presentation and surrender of such Certificates at the office or agency therein designated,
(ii) the amount of such final distribution and (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, such distribution being made only upon presentation and surrender of such Certificates at the office or agency maintained for such purposes (the address of which shall be set forth in such notice).

                  (d) In the event that any Certificateholders shall not surrender Certificates for cancellation within six months after the date specified in the above mentioned written notice, the Trustee shall give a second written notice to the remaining such Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice all the Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets which remain subject to the Trust Fund.

                  SECTION 10.03  Additional Termination Requirements.

                  (a) In the event the Majority Class R Holder exercises its purchase option pursuant to Section 10.01, the Trust Fund shall be terminated in accordance with the following additional requirements, unless the Trustee has received an Opinion of Counsel to the effect that the failure to comply with the requirements of this Section will not (i) result in the imposition of taxes on a "prohibited transaction" of the REMIC, as described in Section 860F of the Code, or (ii) cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding:

                         (A) within 90 days prior to the final Distribution
                    Date set forth in the notice given by the Majority Class R Holder under Section 10.02, the Holder of the Class R Certificates shall adopt a plan of complete liquidation of the REMIC; and

                         (B) at or after the time of adoption of any such plan
                    of complete liquidation for the Trust Fund at or prior to the final Distribution Date, the Trustee shall sell all of the assets of the Trust Fund to the Depositor for cash; provided, however, that in the event that a calendar quarter ends after the time of adoption of such a plan of complete liquidation but prior to the final Distribution Date, the Trustee shall not sell any of the assets of the Trust Fund prior to the close of that calendar quarter.

                  (b) By its acceptance of a Class R Certificate, the Holder thereof hereby agrees to adopt such a plan of complete liquidation and to take such other action in connection therewith as may be reasonably required to liquidate and otherwise terminate the Trust Fund.

                                  ARTICLE XI

                           MISCELLANEOUS PROVISIONS

                  SECTION 11.01   Amendment.

                  (a) This Agreement may be amended from time to time by the Depositor, the Servicer, the Sellers and the Trustee, without the consent of any of the Certificateholders,

                  (i) to cure any error or ambiguity,

                 (ii) to correct or supplement any provisions herein that
               may be inconsistent with any other provisions herein or in the Prospectus Supplement,

                (iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary or desirable to maintain the qualification of the Trust Fund as a REMIC at all times that any Certificate is outstanding or to avoid or minimize the risk of the imposition of any tax on the Trust Fund pursuant to the Code that would be a claim against the Trust Fund, provided that the Trustee has received an Opinion of Counsel to the effect that (A) such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (B) such action will not adversely affect the status of the Trust Fund as a REMIC or adversely affect in any material respect the interests of any Certificateholder, or

                 (iv) to make any other provisions with respect to matters
               or questions arising under this Agreement that are not materially inconsistent with the provisions of this Agreement, provided that such action shall not adversely affect in any material respect the interests of any Certificateholder or cause an Adverse REMIC Event.

                  (b) This Agreement may be amended from time to time by the Depositor, the Sellers, the Servicer and the Trustee with the consent of the Holders of Certificates evidencing, in the aggregate, not less than 66-2/3% of the Voting Rights of all the Certificates for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of the Certificates; provided, however, that no such amendment may (i) reduce in any manner the amount of, delay the timing of or change the manner in which payments received on or with respect to Mortgage Loans are required to be distributed with respect to any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interests of the Holders of a Class of Certificates in a manner other than as set forth in (i) above without the consent of the Holders of Certificates evidencing not less than 66-2/3% of the Voting Rights of such Class, (iii) reduce the aforesaid percentages of Voting Rights, the holders of which are required to consent to any such amendment without the consent of 100% of the Holders of Certificates of the Class affected thereby, (iv) change the percentage of the Principal Balance of the Mortgage Loans specified in Section 10.01(a) relating to optional termination of the Trust Fund or (v) modify the provisions of this Section 11.01.

                  It shall not be necessary for the consent of Certificateholders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

                  (c) Promptly after the execution of any amendment to this Agreement, the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder and the Rating Agencies.

                  (d) Prior to the execution of any amendment to this Agreement, the Trustee shall receive and be entitled to conclusively rely on an Opinion of Counsel (at the expense of the Person seeking such amendment) stating that the execution of such amendment is authorized and permitted by this Agreement. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's own rights, duties or immunities under this Agreement.

                  SECTION 11.02   Recordation of Agreement; Counterparts.

                  (a) This Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere. Such recordation, if any, shall be effected by the Servicer at its expense on direction of the Trustee, but only upon direction of the Trustee accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders of the Trust Fund.

                  (b) For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

                  SECTION 11.03   Governing Law.

                  THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HERETO AND THE CERTIFICATEHOLDERS SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                  SECTION 11.04   Intention of Parties.

                  (a) It is the express intent of the Depositor and the Trustee that the conveyance by the Depositor to the Trustee as provided for in
Section 2.01 of the Depositor's right, title and interest in and to the Mortgage Loans be, and be construed as, an absolute sale and assignment by the Depositor to the Trustee of the Mortgage Loans for the benefit of the Certificateholders. Further, it is not intended that the conveyance be deemed to be a pledge of the Mortgage Loans by the Depositor to the Trustee to secure a debt or other obligation. However, in the event that the Mortgage Loans are held to be property of the Depositor, or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans, then it is intended that (i) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (ii) the conveyances provided for in Section 2.01 shall be deemed to be a grant by the Depositor to the Trustee on behalf of the Certificateholders, to secure payment in full of the Secured Obligations (as defined below), of a security interest in all of the Depositor's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the Mortgage Loans, including the Mortgage Notes, the Mortgages, any related insurance policies and all other documents in the related Mortgage Files, and all accounts, contract rights, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and uncertificated securities consisting of, arising from or relating to (A) the Mortgage Loans, including with respect to each Mortgage Loan, the Mortgage Note and related Mortgage, and all other documents in the related Trustee Mortgage Files, and including any Replacement Mortgage Loans; (B) pool insurance policies, hazard insurance policies and any bankruptcy bond relating to the foregoing, if applicable; (C) the Certificate Account; (D) the Custodial Account; (E) all amounts payable after the Cut-off Date to the holders of the Mortgage Loans in accordance with the terms thereof; (F) all income, payments, proceeds and products of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Certificate Account, whether in the form of cash, instruments, securities or other property; and (G) all cash and non-cash proceeds of any of the foregoing; (iii) the possession by the Trustee or any other agent of the Trustee of Mortgage Notes or such other items of property as constitute instruments, money, documents, advices of credit, letters of credit, goods, certificated securities or chattel paper shall be deemed to be a "possession by the secured party", or possession by a purchaser or a person designated by him or her, for purposes of perfecting the security interest pursuant to the Uniform Commercial Code (including, without limitation, Sections 9-305, 8-313 or 8-321 thereof); and (iv) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, securities intermediaries, bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law. "Secured Obligations" means (i) the rights of each Certificateholder to be paid any amount owed to it under this Agreement and (ii) all other obligations of the Depositor under this Agreement.

                  (b) The Depositor, and, at the Depositor's direction, the Servicer and the Trustee, shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans and the other property described above, such security interest would be deemed to be a perfected security interest of first priority as applicable. The Trustee shall file, at the Depositor's expense, all filings necessary to maintain the effectiveness of any original filings, as set forth in an opinion of counsel delivered to the Trustee by the Servicer or the Depositor, under the Uniform Commercial Code as in effect in any jurisdiction to perfect the Trustee's security interest in or lien on the Mortgage Loans, including without limitation (i) continuation statements, and (ii) such other statements as may be occasioned by any transfer of any interest of the Servicer or the Depositor in any Mortgage Loan.

                  SECTION 11.05   Notices.

                  In addition to other notices provided under this Agreement, the Trustee shall notify the Rating Agencies in writing: (a) of any substitution of any Mortgage Loan; (b) of any payment or draw on any insurance policy applicable to the Mortgage Loans; (c) of the final payment of any amounts owing to a Class of Certificates; (d) any Event of Default under this Agreement; and (e) in the event any Mortgage Loan is repurchased in accordance with this Agreement.

                  All directions, demands and notices hereunder shall be in writing and shall be deemed to have been duly given when received (i) in the case of the Depositor, Credit Suisse First Boston Mortgage Securities Corp., 11 Madison Avenue, New York, New York 10010, Attention: President; (ii) in the case of the Trustee, U.S. Bank National Association, 180 East Fifth St., St. Paul, MN 55101, Attn: Structured Finance, SPFT0210 Re: CSFB2001-WM2, or such other address as may hereafter be furnished to the Depositor in writing by the Trustee; (iii) in the case of the Sellers, 1201 Third Avenue, Seattle, Washington 98101, Attention: Megan M. Davidson telephone number: (206) 377-1015, fax number (206) 554-2717; (iv) in the case of the Fitch, Inc., One State Street Plaza, New York, New York 10004, Attention: Residential Mortgage Surveillance Group; (v) in the case of the Standard & Poor's Ratings Services, 55 Water Street, 41st Floor, New York, New York 10041, Attention:
____________; and (vi) in the case of the Servicer, 9451 Corbin Avenue, Northridge, California 91324, Attention: Gabe Barroso, Mail Stop: N010206, telephone number: (818) 775-8407, fax number: (818) 775-2819. Notices to Certificateholders shall be deemed given when mailed, first class postage prepaid.

                  SECTION 11.06   Severability of Provisions.

                  If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

                  SECTION 11.07   Limitation on Rights of Certificateholders.

                  The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representative or heirs to claim an accounting or to take any action or commence any proceeding in any court for a petition or winding up of the Trust Fund, or otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

                  No Certificateholder shall have any right to vote (except as provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth or contained in the terms of the Certificates be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third party by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

                  No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of an Event of Default and of the continuance thereof, as provided herein, and such default would not result in a claim under the Policy, and unless the Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates shall also have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses, and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 11.07, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

                  SECTION 11.08   Certificates Nonassessable and Fully Paid.

                  It is the intention of the Depositor that Certificateholders shall not be personally liable for obligations of the Trust Fund, that the interests in the Trust Fund represented by the Certificates shall be nonassessable for any reason whatsoever, and that the Certificates, upon due authentication thereof by the Trustee pursuant to this Agreement, are and shall be deemed fully paid.

                  SECTION 11.09   Protection of Assets.

                  (a) Except for transactions and activities entered into in connection with the securitization that is the subject of this agreement, the trust created by this agreement is not authorized and has no power to:

                  (i) borrow money or issue debt;

                 (ii) merge with another entity, reorganize, liquidate or
               sell assets; or

                (iii) engage in any business or activities.

                  Each party to this agreement agrees that it will not file an involuntary bankruptcy petition against the Trust Fund or initiate any other form of insolvency proceeding until after the Certificates have been paid.

                  IN WITNESS WHEREOF, the Depositor, the Sellers, the Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized all as of the first day of February, 2001.

                                      CREDIT SUISSE FIRST BOSTON MORTGAGE
                                       SECURITIES CORP., as Depositor


                                      By:  /s/ Kari Roberts
                                          ------------------------------------
                                          Name:    Kari Roberts
                                          Title:   Vice President


                                      WASHINGTON MUTUAL BANK, FA,
                                       as a Seller and Servicer


                                      By:  /s/ Diana Kaspic
                                          ------------------------------------
                                          Name:   Diana Kaspic
                                          Title:  First Vice President


                                      WASHINGTON MUTUAL BANK fsb,
                                       as Seller


                                      By:  /s/ Diana Kaspic
                                          ------------------------------------
                                          Name:   Diana Kaspic
                                          Title:  First Vice President


                                      WASHINGTON MUTUAL BANK,
                                       as Seller


                                      By:  /s/ Diana Kaspic
                                          ------------------------------------
                                          Name:   Diana Kaspic
                                          Title:  First Vice President


                                      U.S. BANK NATIONAL ASSOCIATION,
                                       as Trustee


                                      By:  /s/ S. Christopherson
                                          ------------------------------------
                                         Name:   S. Christopherson
                                         Title:  Vice President

STATE OF NEW YORK   )
                    : ss.:
COUNTY OF NEW YORK  )

         On this 27th day of February, 2001, before me, personally appeared Kari S. Roberts, known to me to be a Vice President of Credit Suisse First Boston Mortgage Securities Corp., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                         /s/ Diane M. Evangelista
                                         ----------------------------
                                         Notary Public
                                         Diane M. Evangelista
[NOTARIAL SEAL]                          Notary Public, State of New York
                                         No. 01EV603208
                                         Qualified in Kings County
                                         Commission Expires November 15, 2001

STATE OF WASHINGTON )
                    : ss.:
COUNTY OF KING      )

         On the 22nd of February, 2001 before me, a Notary Public in and for said State, personally appeared Diana Kaspic known to me to be a First Vice President of Washington Mutual Bank, FA, one of the entities that executed the within instrument and also known to me to be the person who executed it on behalf of said association, and acknowledged to me that such association executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                  /s/ Christina L. Tinsley
                                                  ----------------------------
                                                  Notary Public


[NOTARIAL SEAL]

Notary Public
State of Washington
Christina L. Tinsley
My appointment expires February 11, 2004

STATE OF WASHINGTON  )
                     : ss.:
COUNTY OF KING       )

         On the 22nd of February, 2001 before me, a Notary Public in and for said State, personally appeared Diana Kaspic known to me to be a First Vice President of Washington Mutual Bank fsb, one of the entities that executed the within instrument and also known to me to be the person who executed it on behalf of said association, and acknowledged to me that such association executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.




                                                  /s/ Christina L. Tinsley
                                                  ----------------------------
                                                  Notary Public


[NOTARIAL SEAL]

Notary Public
State of Washington
Christina L. Tinsley
My appointment expires February 11, 2004

STATE OF WASHINGTON  )
                     : ss.:
COUNTY OF KING       )



         On the 22nd of February, 2001 before me, a Notary Public in and for said State, personally appeared Diana Kaspic known to me to be a First Vice President of Washington Mutual Bank, one of the entities that executed the within instrument and also known to me to be the person who executed it on behalf of said association, and acknowledged to me that such association executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.





                                                  /s/ Christina L. Tinsley
                                                  ----------------------------
                                                  Notary Public


[NOTARIAL SEAL]

Notary Public
State of Washington
Christina L. Tinsley
My appointment expires February 11, 2004

STATE OF MINNESOTA     )
                       : ss.:
COUNTY OF RAMSEY       )

         On the 27th of February, 2001 before me, a Notary Public in and for said State, personally appeared S. Christopherson known to me to be a Vice President of U.S. Bank National Association, the national banking association that executed the within instrument and also known to me to be the person who executed it on behalf of said association, and acknowledged to me that such association executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                       /s/ L. Elaine Eby
                                      -------------------------
                                       Notary Public
                                       L. Elaine Eby
[NOTARIAL SEAL]                        Notary Public
                                       Minnesota
                                       My commission expires January 31, 2005

                                   EXHIBIT A

                          FORM OF CLASS A CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE.

THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. OR THE TRUSTEE REFERRED TO BELOW, OR OF ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENT AGENCY OR INSTRUMENTALITY.

                   MORTGAGE-BACKED PASS-THROUGH CERTIFICATE
                  SERIES 2001-WM2, CLASS [I-A-1][I-A-2][II-A]

Evidencing an undivided interest in a Trust Fund whose assets consist of a pool of fixed-rate, conventional mortgage loans secured by first liens on one- to four-family, residential real properties and certain other property held in trust transferred by

             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

CUSIP ______________                                                            Initial Aggregate Class
                                                                                [II-A-1] [II-A-2] [II-A]
                                                                                Certificate Principal Balance:
                                                                                $_________

Certificate No.                          Pass-Through Rate:                     Initial Certificate Principal
                                                                                Balance Of This Certificate:
                                                                                $_______________________

First Distribution Date:                                                        Final Scheduled
March 26, 2001                                                                  Distribution Date:
                                                                                ______________.



                  THIS CERTIFIES THAT CEDE & CO. is the registered owner of a beneficial interest in the Trust Fund referred to below consisting of a pool of fixed-rate conventional mortgage loans secured by first liens on one- to four-family residential real properties (the "Mortgage Loans") and certain other property held in trust transferred to the Trust Fund by Credit Suisse First Boston Mortgage Securities Corp. (the "Depositor"), and certain related property. The Trust Fund was created pursuant to the Pooling and Servicing Agreement, dated as of February 1, 2001 (the "Agreement"), among the Depositor, U.S. Bank National Association, as trustee (the "Trustee", which term includes any successor entity under the Agreement), Washington Mutual Bank fsb, as a seller, Washington Mutual Bank, as a seller, and Washington Mutual Bank, FA, as a seller and servicer, a summary of certain of the pertinent provisions of which is set forth herein. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  This Certificate is one of a duly authorized issue of certificates by Credit Suisse First Boston Mortgage Securities Corp. designated as the Mortgage-Backed Pass-Through Certificates, Series 2001-WM2 (the "Certificates"), which is comprised of the following fourteen Classes:
Class I-A-1, Class I-A-2, Class I-A-3, Class I-P, Class I-S, Class II-A, Class II-S, Class R, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3. Reference is hereby made to the Agreement for a statement of the respective rights thereunder of the Depositor and the Trustee and the Holders of the Certificates and the terms upon which the Certificates are authenticated and delivered. This Certificate represents an interest in the Trust Fund, which Trust Fund consists of, among other things, (i) the Mortgage Loans and all distributions thereon payable after the Cut-off Date, net of certain amounts in accordance with the provisions of the Agreement, (ii) the Certificate Account and the Custodial Account and all amounts deposited therein pursuant to the applicable provisions of the Agreement, net of any investment earnings thereon, (iii) the interest of the Trust Fund in any insurance policies with respect to the Mortgage Loans, (iv) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid property.

                  This Class [I-A-1] [I-A-2] [II-A] Certificate represents a Percentage Interest equal to the Initial Certificate Principal Balance of this Certificate divided by the Initial Certificate Principal Balance of the Class [I-A-1] [I-A-2] [II-A] Certificates, both as set forth above.

                  The Trustee shall distribute from the Certificate Account, to the extent of available funds, on the 21st day of each calendar month, or, if such 21st day is not a Business Day, the Business Day immediately following such 21st day (each, a "Distribution Date"), commencing March 26, 2001, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (each, a "Record Date"), a principal amount equal to the product of the Percentage Interest evidenced by this Certificate and that portion of the Available Distribution Amount that is allocated to principal on such Class of Certificates on such Distribution Date.

                  Distributions of interest will be made on each Distribution Date, to the extent of available funds, in an amount equal to the Interest Distribution Amount as further described in the Agreement.

                  Not later than each Distribution Date, the Trustee will send to each Certificateholder a statement containing information relating to the Mortgage Loans and payments made to Certificateholders.

                  Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Holder hereof entitled thereto at the address appearing in the Certificate Register or, if such Holder holds one or more of this Class of Certificates with an aggregate initial Certificate Principal Balance of at least $2,500,000 or all of the Certificates of this Class, by wire transfer in immediately available funds to the account of such Certificateholder designated in writing to the Trustee at least five Business Days prior to the applicable Record Date. Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such final distribution and only upon presentation and surrender of this Certificate at the office or agency designated in such notice.

                  The Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Sellers, the Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor and the Trustee with the consent of the Holders of Certificates evidencing Voting Rights aggregating not less than 66-2/3% of the Voting Rights of all the Certificates; provided, however, that no such amendment may
(i) reduce in any manner the amount of, delay the timing of or change the manner in which payments received on Mortgage Loans are required to be distributed in respect of any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interests of the Holders of a Class of Certificates in a manner other than in (i) above without the consent of the Holders of Certificates evidencing not less than 66-2/3% of the Voting Rights of such Class and (iii) reduce the aforesaid percentages of Voting Rights, the holders of which are required to consent to any such amendment, without the consent of 100% of the Holders of Certificates of the Class affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the Depositor, the Sellers, the Servicer and the Trustee to amend certain terms and conditions set forth in the Agreement without the consent of Holders of the Certificates. At any time that any of the Certificates are outstanding, 98% percent of all Voting Rights will be allocated to the Holders of the Certificates (other than the Class R Certificates and the Class S Certificates), in proportion to their then outstanding Certificate Principal Balances, 1% of all Voting Rights will be allocated to the Holders of the Class S Certificates and 1% of all Voting Rights will be allocated to the Holders of the Class R Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable on the Certificate Register upon surrender of this Certificate for registration of transfer at the office or agency of the Trustee designated therefor, duly endorsed by, or accompanied by a written instrument of transfer in a form satisfactory to the Trustee duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class and of authorized denominations, and for the same aggregate interest in the Trust Fund will be issued to the designated transferee or transferees.

                  The Class [I-A-1] [I-A-2] [II-A] Certificates will be issued in fully registered form in minimum denominations of $25,000 Certificate Principal Balance and in integral multiples of $1 in excess of such amount; provided, however, that one Certificate of each Class may be issued in such other amount as is required so that the aggregate of each Class of Certificates equals its respective aggregate Certificate Principal Balance. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates of the same Class and of authorized denominations evidencing a like aggregate Certificate Principal Balance, as requested by the Holder surrendering the same.

                  No service charge will be made for such registrations of transfers or exchanges, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Trustee and any agent of the Trustee may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee nor any such agent thereof shall be affected by notice to the contrary.

                  The obligations and responsibilities of the Depositor and the Trustee created by the Agreement will terminate upon the earlier of (a) the purchase by the Majority Class R Holder from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates, or (b) the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan. As provided in the Agreement, the right to purchase all Mortgage Loans pursuant to clause (a) above shall be conditioned upon the unpaid Principal Balances of such Mortgage Loans, at the time of any such repurchase, aggregating less than 10% of the aggregate Principal Balances thereof as of the Cut-off Date.

                  Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning. If the terms hereof are inconsistent with the Agreement, the Agreement shall control.

                  Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid or obligatory for any purpose.

                  The recitals contained herein shall be taken as statements of the Depositor and not of the Trustee. The Trustee assumes no responsibility for the correctness of the statements contained in this Certificate and makes no representation as to the validity or sufficiency of the Agreement, this Certificate, any Mortgage Loan or any related document.

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                    U.S. BANK NATIONAL ASSOCIATION, solely
                                    as Trustee and not individually



                                    By:
                                       ---------------------------------------
                                                Authorized Officer



                         CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Agreement.

Date: February __, 2001



U.S. BANK NATIONAL ASSOCIATION,
as Trustee



By:
   -----------------------------------------
           Authorized Officer

                                  ASSIGNMENT
                  FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto _________________________________________________________
______________________________________________________________________________
(Please print or typewrite name and address, including postal zip code, or assignee) the undivided interest in the Trust Fund evidenced by the within Certificate and hereby authorize(s) the transfer of registration of such interest to the assignee on the Certificate Register.

                  I (we) further direct the Trustee to issue a new Certificate of the same Class and of a like Initial Certificate Principal Balance and undivided interest in the Trust Fund to the above-named assignee and to deliver such Certificate to the following address:

______________________________________________________________________________
______________________________________________________________________________


Dated:
      -----------------------------

----------------------------------     --------------------------------
Social Security or                      Signature by or on behalf of assignor
other Tax Identification               (signature must be signed as registered)


No. of Assignee                   -----------------------------------
                                  Signature Guaranteed




                           DISTRIBUTION INSTRUCTIONS

                  The assignee should include the following for the information of the Servicer:

                  Distribution  shall be made by check  mailed to ____________
______________________________________________________________________________
or if the aggregate initial Certificate Principal Balance of Certificates of this Class held by the Holder is at least $2,500,000 or the Percentage Interest within such Class is 100%, and the Trustee shall have received appropriate wiring instructions in accordance with the Agreement, by wire transfer in immediately available funds to the account of ------------------------, account number -------------------------. This information is provided by the assignee named above, or its agent.

                                   EXHIBIT B

                          FORM OF CLASS M CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE.

THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. OR THE TRUSTEE REFERRED TO BELOW, OR OF ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENT AGENCY OR INSTRUMENTALITY.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO CERTAIN CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

                   MORTGAGE-BACKED PASS-THROUGH CERTIFICATE
                    SERIES 2001-WM2, CLASS [M--1][M-2][M-3]

Evidencing an undivided interest in a Trust Fund whose assets consist of a pool of fixed-rate, conventional mortgage loans secured by first liens on one- to four-family, residential real properties and certain other property held in trust transferred by

             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

CUSIP _______                                                                   Initial Aggregate Class
                                                                                [M-1][M-2][M-3] Certificate
                                                                                Principal Balance: $_______

Certificate No.                          Pass-Through Rate: ____%               Initial Certificate Principal
                                                                                Balance Of This Certificate:
                                                                                $-----------

First Distribution Date:                                                        Final Scheduled
March 26, 2001                                                                  Distribution Date:

                                                                                _______________




                  THIS CERTIFIES THAT CEDE & CO. is the registered owner of a beneficial interest in the Trust Fund referred to below consisting of a pool of fixed-rate conventional mortgage loans secured by first liens on one- to four-family residential real properties (the "Mortgage Loans") and certain other property held in trust transferred to the Trust Fund by Credit Suisse First Boston Mortgage Securities Corp. (the "Depositor"), and certain related property. The Trust Fund was created pursuant to the Pooling and Servicing Agreement, dated as of February 1, 2001 (the "Agreement"), among the Depositor, U.S. Bank National Association, as trustee (the "Trustee", which term includes any successor entity under the Agreement), Washington Mutual Bank fsb, as a seller, Washington Mutual Bank, as a seller, and Washington Mutual Bank, FA, as a seller and servicer, a summary of certain of the pertinent provisions of which is set forth herein. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  This Certificate is one of a duly authorized issue of certificates by Credit Suisse First Boston Mortgage Securities Corp. designated as the Mortgage-Backed Pass-Through Certificates, Series 2001-WM2 (the "Certificates"), which is comprised of the following fourteen Classes:
Class I-A-1, Class I-A-2, Class I-A-3, Class I-P, Class I-S, Class II-A, Class II-S, Class R, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3. Reference is hereby made to the Agreement for a statement of the respective rights thereunder of the Depositor and the Trustee and the Holders of the Certificates and the terms upon which the Certificates are authenticated and delivered. This Certificate represents an interest in the Trust Fund, which Trust Fund consists of, among other things, (i) the Mortgage Loans and all distributions thereon payable after the Cut-off Date, net of certain amounts in accordance with the provisions of the Agreement, (ii) the Certificate Account and the Custodial Account and all amounts deposited therein pursuant to the applicable provisions of the Agreement, net of any investment earnings thereon, (iii) the interest of the Trust Fund in any insurance policies with respect to the Mortgage Loans, (iv) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid property.

                  This Class [M-1][M-2][M-3] Certificate represents a Percentage Interest equal to the Initial Certificate Principal Balance of this Certificate divided by the Initial Certificate Principal Balance of the Class [M-1][M-2][M-3] Certificates, both as set forth above.

                  The Trustee shall distribute from the Certificate Account, to the extent of available funds, on the 21st day of each calendar month, or, if such 21st day is not a Business Day, the Business Day immediately following such 21st day (each, a "Distribution Date"), commencing March 26, 2001, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (each, a "Record Date"), a principal amount equal to the product of the Percentage Interest evidenced by this Certificate and that portion of the Available Distribution Amount that is allocated to principal on such Class of Certificates on such Distribution Date.

                  Distributions of interest will be made on each Distribution Date, to the extent of available funds, in an amount equal to the Interest Distribution Amount as further described in the Agreement.

                  Not later than each Distribution Date, the Trustee will send to each Certificateholder a statement containing information relating to the Mortgage Loans and payments made to Certificateholders.

                  Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Holder hereof entitled thereto at the address appearing in the Certificate Register or, if such Holder holds one or more of this Class of Certificates with an aggregate initial Certificate Principal Balance of at least $2,500,000 or all of the Certificates of this Class, by wire transfer in immediately available funds to the account of such Certificateholder designated in writing to the Trustee at least five Business Days prior to the applicable Record Date. Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such final distribution and only upon presentation and surrender of this Certificate at the office or agency designated in such notice.

                  The Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Sellers, the Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor and the Trustee with the consent of the Holders of Certificates evidencing Voting Rights aggregating not less than 66-2/3% of the Voting Rights of all the Certificates; provided, however, that no such amendment may
(i) reduce in any manner the amount of, delay the timing of or change the manner in which payments received on Mortgage Loans are required to be distributed in respect of any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interests of the Holders of a Class of Certificates in a manner other than in (i) above without the consent of the Holders of Certificates evidencing not less than 66-2/3% of the Voting Rights of such Class and (iii) reduce the aforesaid percentages of Voting Rights, the holders of which are required to consent to any such amendment, without the consent of 100% of the Holders of Certificates of the Class affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the Depositor, the Sellers, the Servicer and the Trustee to amend certain terms and conditions set forth in the Agreement without the consent of Holders of the Certificates. At any time that any of the Certificates are outstanding, 98% percent of all Voting Rights will be allocated to the Holders of the Certificates (other than the Class R Certificates and the Class S Certificates), in proportion to their then outstanding Certificate Principal Balances, 1% of all Voting Rights will be allocated to the Holders of the Class S Certificates and 1% of all Voting Rights will be allocated to the Holders of the Class R Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable on the Certificate Register upon surrender of this Certificate for registration of transfer at the office or agency of the Trustee designated therefor, duly endorsed by, or accompanied by a written instrument of transfer in a form satisfactory to the Trustee duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class and of authorized denominations, and for the same aggregate interest in the Trust Fund will be issued to the designated transferee or transferees.

                  The Class [M-1][M-2][M-3] Certificates will be issued in fully registered form in minimum denominations of $25,000 Certificate Principal Balance and in integral multiples of $1 in excess of such amount; provided, however, that one Certificate of each Class may be issued in such other amount as is required so that the aggregate of each Class of Certificates equals its respective aggregate Certificate Principal Balance. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates of the same Class and of authorized denominations evidencing a like aggregate Certificate Principal Balance, as requested by the Holder surrendering the same.

                  No service charge will be made for such registrations of transfers or exchanges, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Trustee and any agent of the Trustee may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee nor any such agent thereof shall be affected by notice to the contrary.

                  The obligations and responsibilities of the Depositor and the Trustee created by the Agreement will terminate upon the earlier of (a) the purchase by the Majority Class R Holder from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates, or (b) the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan. As provided in the Agreement, the right to purchase all Mortgage Loans pursuant to clause (a) above shall be conditioned upon the unpaid Principal Balances of such Mortgage Loans, at the time of any such repurchase, aggregating less than 10% of the aggregate Principal Balances thereof as of the Cut-off Date.

                  Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning. If the terms hereof are inconsistent with the Agreement, the Agreement shall control.

                  Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid or obligatory for any purpose.

                  The recitals contained herein shall be taken as statements of the Depositor and not of the Trustee. The Trustee assumes no responsibility for the correctness of the statements contained in this Certificate and makes no representation as to the validity or sufficiency of the Agreement, this Certificate, any Mortgage Loan or any related document.

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                  U.S. BANK NATIONAL ASSOCIATION, solely
                                  as Trustee and not individually



                                  By:
                                    ------------------------------------------
                                            Authorized Officer



                         CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Agreement.

Date:  February __, 2001



U.S. BANK NATIONAL ASSOCIATION,
as Trustee



By:
   -----------------------------------------
           Authorized Officer

                                  ASSIGNMENT

                  FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto _________________________________________________________
______________________________________________________________________________
(Please print or typewrite name and address, including postal zip code, or assignee) the undivided interest in the Trust Fund evidenced by the within Certificate and hereby authorize(s) the transfer of registration of such interest to the assignee on the Certificate Register.

                  I (we) further direct the Trustee to issue a new Certificate of the same Class and of a like Initial Certificate Principal Balance and undivided interest in the Trust Fund to the above-named assignee and to deliver such Certificate to the following address:


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------


Dated:
      -----------------------------

---------------------------------      ----------------------------------
Social Security or                     Signature by or on behalf of assignor
other Tax Identification              (signature must be signed as registered)

No. of Assignee

                               ---------------------------------
                               Signature Guaranteed




                           DISTRIBUTION INSTRUCTIONS

                  The assignee should include the following for the information of the Servicer:

                  Distribution shall be made by check mailed to ______________ __________________________________________________, or if the aggregate initial
Certificate Principal Balance of Certificates of this Class held by the Holder is at least $2,500,000 or the Percentage Interest within such Class is 100%, and the Trustee shall have received appropriate wiring instructions in accordance with the Agreement, by wire transfer in immediately available funds to the account of , ____________________________________________account number
___________________. This information is provided by the assignee named above, or its agent.

                                   EXHIBIT C

                                  [Reserved]

                                   EXHIBIT D

                          FORM OF CLASS B CERTIFICATE

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("THE ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE.

THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. OR THE TRUSTEE REFERRED TO BELOW, OR OF ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENT AGENCY OR INSTRUMENTALITY.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO CERTAIN CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR A PLAN SUBJECT TO SECTION 4975 OF THE CODE, OR, IF THE PURCHASER IS AN INSURANCE COMPANY, A REPRESENTATION IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN OR AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO ERISA OR TO THE CODE WITHOUT THE OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.

                   MORTGAGE-BACKED PASS-THROUGH CERTIFICATE
                        SERIES 2001-WM2, [CLASS B--__]

Evidencing an undivided interest in a Trust Fund whose assets consist of a pool of fixed-rate, conventional mortgage loans secured by first liens on one- to four-family, residential real properties and certain other property held in trust transferred by

             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

CUSIP ________                                                                  Initial Aggregate Class [B-_]
                                                                                Certificate Principal Balance:
                                                                                $________________

Certificate No.                          Pass-Through Rate: ____%               Initial Certificate Principal
                                                                                Balance Of This Certificate:
                                                                                $_________________

First Distribution Date:                                                        Final Scheduled
March 26, 2001                                                                  Distribution Date:


                  THIS CERTIFIES THAT [_________________] is the registered owner of a beneficial interest in the Trust Fund referred to below consisting of a pool of fixed-rate conventional mortgage loans secured by first liens on one- to four-family residential real properties (the "Mortgage Loans") and certain other property held in trust transferred to the Trust Fund by Credit Suisse First Boston Mortgage Securities Corp. (the "Depositor"), and certain related property. The Trust Fund was created pursuant to the Pooling and Servicing Agreement, dated as of February 1, 2001 (the "Agreement"), among the Depositor, U.S. Bank National Association, as trustee (the "Trustee", which term includes any successor entity under the Agreement), Washington Mutual Bank fsb, as a seller, Washington Mutual Bank, as a seller, and Washington Mutual Bank, FA, as a seller and servicer, a summary of certain of the pertinent provisions of which is set forth herein. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  No transfer of this Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the Act and effective registration or qualification under applicable state securities laws, or is made in a transaction which does not require such registration or qualification. In the event that a transfer, other than the initial transfer, is to be made without registration or qualification, (i) the Trustee shall require, in order to assure compliance with such laws, that the Certificateholder desiring to effect the transfer and such Certificateholder's prospective transferee each certify to the Trustee in writing the facts surrounding the transfer and (ii) the Depositor or the Trustee shall require an opinion of counsel reasonably satisfactory to the requesting party that such transfer may be made without such registration or qualification, which Opinion of Counsel shall not be required to be an expense of the Depositor or the Trustee. Neither the Depositor nor the Trustee is obligated to register or qualify any Certificates under the Act or any other securities law or to take any action not otherwise required under this Agreement to permit the transfer of such Certificate or interest without registration or qualification. Any such Holder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt, or is not made in accordance with federal and state laws.

                  No transfer of this Certificate shall be made unless the Trustee shall have received either (i) a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trustee, to the effect that such transferee is not an employee benefit plan subject to Section 406 of ERISA or Section 4975 of the Code, or a person acting on behalf of any such plan or arrangement or using the assets of any such plan or arrangement to effect such transfer, which representation letter shall not be an expense of the Trustee or the Trust Fund, (ii) if the purchaser is an insurance company, a representation that the purchaser is an insurance company which is purchasing such Certificates with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) and that the purchase and holding of such Certificates are covered under PTCE 95-60 or (iii) in the case of any such Certificate presented for registration in the name of an employee benefit plan subject to ERISA, or
Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee of any such plan or any other person acting on behalf of any such plan or arrangement, or using such plan's or arrangement's assets, an Opinion of Counsel satisfactory to the Trustee to the effect that the purchase or holding of such Certificate will not result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Trustee or the Servicer to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee or the Trust Fund. Notwithstanding anything else to the contrary herein, any purported transfer of this Certificate to or on behalf of an employee benefit plan subject to ERISA or to the Code without the Opinion of Counsel satisfactory to the Trustee as described above shall be void and of no effect.

                  This Certificate is one of a duly authorized issue of certificates by Credit Suisse First Boston Mortgage Securities Corp. designated as the Mortgage-Backed Pass-Through Certificates, Series 2001-WM2 (the "Certificates"), which is comprised of the following fourteen Classes:
Class I-A-1, Class I-A-2, Class I-A-3, Class I-P, Class I-S, Class II-A, Class II-S, Class R, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3. Reference is hereby made to the Agreement for a statement of the respective rights thereunder of the Depositor and the Trustee and the Holders of the Certificates and the terms upon which the Certificates are authenticated and delivered. This Certificate represents an interest in the Trust Fund, which Trust Fund consists of, among other things, (i) the Mortgage Loans and all distributions thereon payable after the Cut-off Date, net of certain amounts in accordance with the provisions of the Agreement, (ii) the Certificate Account and the Custodial Account and all amounts deposited therein pursuant to the applicable provisions of the Agreement, net of any investment earnings thereon, (iii) the interest of the Trust Fund in any insurance policies with respect to the Mortgage Loans, (iv) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid property.

                  This Class [B-_] Certificate represents a Percentage Interest equal to the Initial Certificate Principal Balance of this Certificate divided by the Initial Certificate Principal Balance of the Class [B-_] Certificates, both as set forth above.

                  The Trustee shall distribute from the Certificate Account, to the extent of available funds, on the 21st day of each calendar month, or, if such 21st day is not a Business Day, the Business Day immediately following such 21st day (each, a "Distribution Date"), commencing March 26, 2001, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (each, a "Record Date"), a principal amount equal to the product of the Percentage Interest evidenced by this Certificate and that portion of the Available Distribution Amount that is allocated to principal on such Class of Certificates on such Distribution Date.

                  Distributions of interest will be made on each Distribution Date, to the extent of available funds, in an amount equal to the Interest Distribution Amount as further described in the Agreement.

                  Not later than each Distribution Date, the Trustee will send to each Certificateholder a statement containing information relating to the Mortgage Loans and payments made to Certificateholders.

                  Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Holder hereof entitled thereto at the address appearing in the Certificate Register or, if such Holder holds one or more of this Class of Certificates with an aggregate initial Certificate Principal Balance of at least $2,500,000 or all of the Certificates of this Class, by wire transfer in immediately available funds to the account of such Certificateholder designated in writing to the Trustee at least five Business Days prior to the applicable Record Date. Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such final distribution and only upon presentation and surrender of this Certificate at the office or agency designated in such notice.

                  The Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Sellers, the Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor and the Trustee with the consent of the Holders of Certificates evidencing Voting Rights aggregating not less than 66-2/3% of the Voting Rights of all the Certificates; provided, however, that no such amendment may
(i) reduce in any manner the amount of, delay the timing of or change the manner in which payments received on Mortgage Loans are required to be distributed in respect of any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interests of the Holders of a Class of Certificates in a manner other than in (i) above without the consent of the Holders of Certificates evidencing not less than 66-2/3% of the Voting Rights of such Class and (iii) reduce the aforesaid percentages of Voting Rights, the holders of which are required to consent to any such amendment, without the consent of 100% of the Holders of Certificates of the Class affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the Depositor, the Sellers, the Servicer and the Trustee to amend certain terms and conditions set forth in the Agreement without the consent of Holders of the Certificates. At any time that any of the Certificates are outstanding, 98% percent of all Voting Rights will be allocated to the Holders of the Certificates (other than the Class R Certificates and the Class S Certificates), in proportion to their then outstanding Certificate Principal Balances, 1% of all Voting Rights will be allocated to the Holders of the Class S Certificates and 1% of all Voting Rights will be allocated to the Holders of the Class R Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable on the Certificate Register upon surrender of this Certificate for registration of transfer at the office or agency of the Trustee designated therefor, duly endorsed by, or accompanied by a written instrument of transfer in a form satisfactory to the Trustee duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class and of authorized denominations, and for the same aggregate interest in the Trust Fund will be issued to the designated transferee or transferees.

                  The Class [B-_] Certificates will be issued in fully registered form in minimum denominations of $100,000 Certificate Principal Balance and in integral multiples of $1 in excess of such amount; provided, however, that one Certificate of each Class may be issued in such other amount as is required so that the aggregate of each Class of Certificates equals its respective aggregate Certificate Principal Balance. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates of the same Class and of authorized denominations evidencing a like aggregate Certificate Principal Balance, as requested by the Holder surrendering the same.

                  No service charge will be made for such registrations of transfers or exchanges, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Trustee and any agent of the Trustee may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee nor any such agent thereof shall be affected by notice to the contrary.

                  The obligations and responsibilities of the Depositor and the Trustee created by the Agreement will terminate upon the earlier of (a) the purchase by the Majority Class R Holder from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates, or (b) the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan. As provided in the Agreement, the right to purchase all Mortgage Loans pursuant to clause (a) above shall be conditioned upon the unpaid Principal Balances of such Mortgage Loans, at the time of any such repurchase, aggregating less than 10% of the aggregate Principal Balances thereof as of the Cut-off Date.

                  Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning. If the terms hereof are inconsistent with the Agreement, the Agreement shall control.

                  Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid or obligatory for any purpose.

                  The recitals contained herein shall be taken as statements of the Depositor and not of the Trustee. The Trustee assumes no responsibility for the correctness of the statements contained in this Certificate and makes no representation as to the validity or sufficiency of the Agreement, this Certificate, any Mortgage Loan or any related document.

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                     U.S. BANK NATIONAL ASSOCIATION, solely
                                     as Trustee and not individually



                                     By:
                                       --------------------------------------
                                                  Authorized Officer



                         CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Agreement.

Date: February __, 2001



U.S. BANK NATIONAL ASSOCIATION,
as Trustee



By:
   -----------------------------------------
           Authorized Officer

                                  ASSIGNMENT

                  FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto _________________________________________________________
______________________________________________________________________________
(Please print or typewrite name and address, including postal zip code, or assignee) the undivided interest in the Trust Fund evidenced by the within Certificate and hereby authorize(s) the transfer of registration of such interest to the assignee on the Certificate Register.

                  I (we) further direct the Trustee to issue a new Certificate of the same Class and of a like Initial Certificate Principal Balance and undivided interest in the Trust Fund to the above-named assignee and to deliver such Certificate to the following address:

------------------------------------------------------------------------------
------------------------------------------------------------------------------


Dated:
      -------------------------------

-----------------------------------      -------------------------------------
Social Security or                       Signature by or on behalf of assignor
other Tax Identification              (signature must be signed as registered)

No. of Assignee

                                   -------------------------------------
                                   Signature Guaranteed




                           DISTRIBUTION INSTRUCTIONS

                  The assignee should include the following for the information of the Servicer:

                  Distribution shall be made by check mailed to _______________ ______________________________________________________________________________,
or if the aggregate initial Certificate Principal Balance of Certificates of this Class held by the Holder is at least $2,500,000 or the Percentage
Interest within such Class is 100%, and the Trustee shall have received appropriate wiring instructions in accordance with the Agreement, by wire transfer in immediately available funds to the account of , __________________________ account number ________________. This information is provided by the assignee named above, or its agent.

                                   EXHIBIT E

                          FORM OF CLASS S CERTIFICATE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE.

THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. OR THE TRUSTEE REFERRED TO BELOW, OR OF ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENT AGENCY OR INSTRUMENTALITY.

THE YIELD TO MATURITY ON THIS CERTIFICATE WILL BE EXTREMELY SENSITIVE TO THE RATE AND TIMING OF PAYMENTS (INCLUDING PREPAYMENTS) ON THE MORTGAGE LOANS.

THIS CERTIFICATE HAS NO PRINCIPAL BALANCE AND IS NOT ENTITLED TO ANY DISTRIBUTIONS IN RESPECT OF PRINCIPAL.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                   MORTGAGE-BACKED PASS-THROUGH CERTIFICATE
                      SERIES 2001-WM2, CLASS [I-S][II-S]

Evidencing an undivided interest in a Trust Fund whose assets consist of a pool of fixed-rate, conventional mortgage loans secured by first liens on one- to four-family, residential real properties and certain other property held in trust transferred by

             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

Certificate No.                                                                 Initial Aggregate Class [I-S] [II-S]
                                                                                Notional Amount:
                                                                                $____________

CUSIP:

First Distribution Date:                                                        Initial Class Notional Amount
March 26, 2001                                                                  Of This Certificate:
                                                                                $________________

Final Scheduled                                                                 Pass-Through Rate:  ____%
Distribution Date:



                  THIS CERTIFIES THAT CEDE & CO. is the registered owner of a beneficial interest in the Trust Fund referred to below consisting of a pool of fixed-rate conventional mortgage loans secured by first liens on one- to four-family residential real properties (the "Mortgage Loans") and certain other property held in trust transferred to the Trust Fund by Credit Suisse First Boston Mortgage Securities Corp. (the "Depositor"), and certain related property. The Trust Fund was created pursuant to the Pooling and Servicing Agreement, dated as of February 1, 2001 (the "Agreement"), among the Depositor, U.S. Bank National Association, as trustee (the "Trustee", which term includes any successor entity under the Agreement), Washington Mutual Bank fsb, as a seller, Washington Mutual Bank, as a seller, and Washington Mutual Bank, FA, as a seller and servicer, a summary of certain of the pertinent provisions of which is set forth herein. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  This Certificate is one of a duly authorized issue of certificates by Credit Suisse First Boston Mortgage Securities Corp. designated as the Mortgage-Backed Pass-Through Certificates, Series 2001-WM2 (the "Certificates"), which is comprised of the following fourteen Classes:
Class I-A-1, Class I-A-2, Class I-A-3, Class I-P, Class I-S, Class II-A, Class II-S, Class R, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3. Reference is hereby made to the Agreement for a statement of the respective rights thereunder of the Depositor and the Trustee and the Holders of the Certificates and the terms upon which the Certificates are authenticated and delivered. This Certificate represents an interest in the Trust Fund, which Trust Fund consists of, among other things, (i) the Mortgage Loans and all distributions thereon payable after the Cut-off Date, net of certain amounts in accordance with the provisions of the Agreement, (ii) the Certificate Account and the Custodial Account and all amounts deposited therein pursuant to the applicable provisions of the Agreement, net of any investment earnings thereon, (iii) the interest of the Trust Fund in any insurance policies with respect to the Mortgage Loans, (iv) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid property.

                  This Class [I-S][II-S] Certificate represents the right to receive a portion of interest with respect to the Mortgage Loans in Loan Group [I][II]on a Distribution Date. This Class [I-S][II-S] Certificate is not entitled to any distributions with respect to principal on the Mortgage Loans in the Trust Fund.

                  The Trustee shall distribute from the Certificate Account, to the extent of available funds, on the 21st day of each calendar month, or, if such 21st day is not a Business Day, the Business Day immediately following such 21st day (each, a "Distribution Date"), commencing March 26, 2001, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (each, a "Record Date"), an interest amount equal to the product of the Percentage Interest evidenced by this Certificate and that portion of the Interest Distribution Amount that is allocated to such Class of Certificates on such Distribution Date.

                  Not later than each Distribution Date, the Trustee will send to each Certificateholder a statement containing information relating to the Mortgage Loans and payments made to Certificateholders.

                  Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Holder hereof entitled thereto at the address appearing in the Certificate Register or, if such Holder holds one or more of this Class of Certificates with an aggregate initial Certificate Principal Balance of at least $2,500,000 or all of the Certificates of this Class, by wire transfer in immediately available funds to the account of such Certificateholder designated in writing to the Trustee at least five Business Days prior to the applicable Record Date. Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such final distribution and only upon presentation and surrender of this Certificate at the office or agency designated in such notice.

                  The Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Sellers, the Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor and the Trustee with the consent of the Holders of Certificates evidencing Voting Rights aggregating not less than 66-2/3% of the Voting Rights of all the Certificates; provided, however, that no such amendment may
(i) reduce in any manner the amount of, delay the timing of or change the manner in which payments received on Mortgage Loans are required to be distributed in respect of any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interests of the Holders of a Class of Certificates in a manner other than in (i) above without the consent of the Holders of Certificates evidencing not less than 66-2/3% of the Voting Rights of such Class and (iii) reduce the aforesaid percentages of Voting Rights, the holders of which are required to consent to any such amendment, without the consent of 100% of the Holders of Certificates of the Class affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the Depositor, the Sellers, the Servicer and the Trustee to amend certain terms and conditions set forth in the Agreement without the consent of Holders of the Certificates. At any time that any of the Certificates are outstanding, 98% percent of all Voting Rights will be allocated to the Holders of the Certificates (other than the Class R Certificates and the Class S Certificates), in proportion to their then outstanding Certificate Principal Balances, 1% of all Voting Rights will be allocated to the Holders of the Class S Certificates and 1% of all Voting Rights will be allocated to the Holders of the Class R Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable on the Certificate Register upon surrender of this Certificate for registration of transfer at the office or agency of the Trustee designated therefor, duly endorsed by, or accompanied by a written instrument of transfer in a form satisfactory to the Trustee duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class and of authorized denominations, and for the same aggregate interest in the Trust Fund will be issued to the designated transferee or transferees.

                  The Class [I-S][II-S] Certificates will be issued in fully registered form in minimum Percentage Interests of 20% and integral multiples thereof. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates of the same Class and of authorized Percentage Interests evidencing a like aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No service charge will be made for such registrations of transfers or exchanges, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Trustee and any agent of the Trustee may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee nor any such agent thereof shall be affected by notice to the contrary.

                  The obligations and responsibilities of the Depositor and the Trustee created by the Agreement will terminate upon the earlier of (a) the purchase by the Majority Class R Holder from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates, or (b) the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan. As provided in the Agreement, the right to purchase all Mortgage Loans pursuant to clause (a) above shall be conditioned upon the unpaid Principal Balances of such Mortgage Loans, at the time of any such repurchase, aggregating less than 10% of the aggregate Principal Balances thereof as of the Cut-off Date.

                  Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning. If the terms hereof are inconsistent with the Agreement, the Agreement shall control.

                  Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid or obligatory for any purpose.

                  The recitals contained herein shall be taken as statements of the Depositor and not of the Trustee. The Trustee assumes no responsibility for the correctness of the statements contained in this Certificate and makes no representation as to the validity or sufficiency of the Agreement, this Certificate, any Mortgage Loan or any related document.

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                 U.S. BANK NATIONAL ASSOCIATION, solely
                                 as Trustee and not individually



                                 By:
                                    -----------------------------------------
                                              Authorized Officer



                         CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Agreement.

Date:  February __, 2001



U.S. BANK NATIONAL ASSOCIATION,
as Trustee



By:
   -----------------------------------------
           Authorized Officer

                                  ASSIGNMENT
                  FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto _________________________________________________________
______________________________________________________________________________
(Please print or typewrite name and address, including postal zip code, or assignee) the undivided interest in the Trust Fund evidenced by the within Certificate and hereby authorize(s) the transfer of registration of such interest to the assignee on the Certificate Register.

                  I (we) further direct the Trustee to issue a new Certificate of the same Class and of a like Initial Certificate Principal Balance and undivided interest in the Trust Fund to the above-named assignee and to deliver such Certificate to the following address:


______________________________________________________________________________
______________________________________________________________________________


Dated:
      ---------------------------------

----------------------------------     ----------------------------------
Social Security or                     Signature by or on behalf of assignor
other Tax Identification              (signature must be signed as registered)

No. of Assignee

                               ____________________________________
                               Signature Guaranteed




                           DISTRIBUTION INSTRUCTIONS

                  The assignee should include the following for the information of the Servicer:


                  Distribution shall be made by check mailed to ______________ _____________________________________________________________________________,
or if the aggregate initial Certificate Principal Balance of Certificates of this Class held by the Holder is at least $2,500,000 or the Percentage
Interest within such Class is 100%, and the Trustee shall have received appropriate wiring instructions in accordance with the Agreement, by wire transfer in immediately available funds to __________________________________ the account of, __________________________________ account number ____________.
This information is provided by the assignee named above, or its agent.

                                   EXHIBIT F

                          FORM OF CLASS P CERTIFICATE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE.

THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. OR THE TRUSTEE REFERRED TO BELOW, OR OF ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENT AGENCY OR INSTRUMENTALITY.

THIS CERTIFICATE IS A "PRINCIPAL ONLY" CERTIFICATE AND IS NOT ENTITLED TO ANY DISTRIBUTIONS OF INTEREST.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                   MORTGAGE-BACKED PASS-THROUGH CERTIFICATE
                          SERIES 2001-WM2, CLASS I-P

Evidencing an undivided interest in a Trust Fund whose assets consist of a pool of fixed-rate, conventional mortgage loans secured by first liens on one- to four-family, residential real properties and certain other property held in trust transferred by

             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

Certificate No.                                                                 Initial Aggregate Class I-P
                                                                                Certificate Principal Balance:
CUSIP                                                                           $______

First Distribution Date:                                                        Initial Class Certificate Principal
March 26, 2001                                                                  Balance Of This Certificate: $_______

Final Scheduled                                                                 Pass-Through Rate: 0.00%
Distribution Date:



                  THIS CERTIFIES THAT [__________________] is the registered owner of a beneficial interest in the Trust Fund referred to below consisting of a pool of fixed-rate conventional mortgage loans secured by first liens on one- to four-family residential real properties (the "Mortgage Loans") and certain other property held in trust transferred to the Trust Fund by Credit Suisse First Boston Mortgage Securities Corp. (the "Depositor"), and certain related property. The Trust Fund was created pursuant to the Pooling and Servicing Agreement, dated as of February 1, 2001 (the "Agreement"), among the Depositor, U.S. Bank National Association, as trustee (the "Trustee", which term includes any successor entity under the Agreement), Washington Mutual Bank fsb, as a seller, Washington Mutual Bank, as a seller, and Washington Mutual Bank, FA, as a seller and servicer, a summary of certain of the pertinent provisions of which is set forth herein. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  This Certificate is one of a duly authorized issue of certificates by Credit Suisse First Boston Mortgage Securities Corp. designated as the Mortgage-Backed Pass-Through Certificates, Series 2001-WM2 (the "Certificates"), which is comprised of the following fourteen Classes:
Class I-A-1, Class I-A-2, Class I-A-3, Class I-P, Class I-S, Class II-A, Class II-S, Class R, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3. Reference is hereby made to the Agreement for a statement of the respective rights thereunder of the Depositor and the Trustee and the Holders of the Certificates and the terms upon which the Certificates are authenticated and delivered. This Certificate represents an interest in the Trust Fund, which Trust Fund consists of, among other things, (i) the Mortgage Loans and all distributions thereon payable after the Cut-off Date, net of certain amounts in accordance with the provisions of the Agreement, (ii) the Certificate Account and the Custodial Account and all amounts deposited therein pursuant to the applicable provisions of the Agreement, net of any investment earnings thereon, (iii) the interest of the Trust Fund in any insurance policies with respect to the Mortgage Loans, (iv) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid property.

                  This Class I-P Certificate represents the right to receive a portion of principal with respect to the Class P Mortgage Loans in Loan Group I on a Distribution Date. This Class I-P Certificate is not entitled to any distributions with respect to interest on the Mortgage Loans in the Trust Fund.

                  The Trustee shall distribute from the Certificate Account, to the extent of available funds, on the 21st day of each calendar month, or, if such 21st day is not a Business Day, the Business Day immediately following such 21st day (each, a "Distribution Date"), commencing March 26, 2001, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (each, a "Record Date"), a principal amount equal to the product of the Percentage Interest evidenced by this Certificate and that portion of the related Class P Principal Distribution Amount that is allocated to principal on such Class of Certificates on such Distribution Date.

                  Not later than each Distribution Date, the Trustee will send to each Certificateholder a statement containing information relating to the Mortgage Loans and payments made to Certificateholders.

                  Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Holder hereof entitled thereto at the address appearing in the Certificate Register or, if such Holder holds one or more of this Class of Certificates with an aggregate initial Certificate Principal Balance of at least $2,500,000 or all of the Certificates of this Class, by wire transfer in immediately available funds to the account of such Certificateholder designated in writing to the Trustee at least five Business Days prior to the applicable Record Date. Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such final distribution and only upon presentation and surrender of this Certificate at the office or agency designated in such notice.

                  The Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Sellers, the Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor and the Trustee with the consent of the Holders of Certificates evidencing Voting Rights aggregating not less than 66-2/3% of the Voting Rights of all the Certificates; provided, however, that no such amendment may
(i) reduce in any manner the amount of, delay the timing of or change the manner in which payments received on Mortgage Loans are required to be distributed in respect of any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interests of the Holders of a Class of Certificates in a manner other than in (i) above without the consent of the Holders of Certificates evidencing not less than 66-2/3% of the Voting Rights of such Class and (iii) reduce the aforesaid percentages of Voting Rights, the holders of which are required to consent to any such amendment, without the consent of 100% of the Holders of Certificates of the Class affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the Depositor, the Sellers, the Servicer and the Trustee to amend certain terms and conditions set forth in the Agreement without the consent of Holders of the Certificates. At any time that any of the Certificates are outstanding, 98% percent of all Voting Rights will be allocated to the Holders of the Certificates (other than the Class R Certificates and the Class S Certificates), in proportion to their then outstanding Certificate Principal Balances, 1% of all Voting Rights will be allocated to the Holders of the Class S Certificates and 1% of all Voting Rights will be allocated to the Holders of the Class R Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable on the Certificate Register upon surrender of this Certificate for registration of transfer at the office or agency of the Trustee designated therefor, duly endorsed by, or accompanied by a written instrument of transfer in a form satisfactory to the Trustee duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class and of authorized denominations, and for the same aggregate interest in the Trust Fund will be issued to the designated transferee or transferees.

                  The Class I-P Certificates will be issued in fully registered form in minimum denominations of $25,000 Certificate Principal Balance and in integral multiples of $1 in excess of such amount; provided, however, that one Certificate of each Class may be issued in such other amount as is required so that the aggregate of each Class of Certificates equals its respective aggregate Certificate Principal Balance. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates of the same Class and of authorized denominations evidencing a like aggregate Certificate Principal Balance, as requested by the Holder surrendering the same.

                  No service charge will be made for such registrations of transfers or exchanges, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Trustee and any agent of the Trustee may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee nor any such agent thereof shall be affected by notice to the contrary.

                  The obligations and responsibilities of the Depositor and the Trustee created by the Agreement will terminate upon the earlier of (a) the purchase by the Majority Class R Holder from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates, or (b) the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan. As provided in the Agreement, the right to purchase all Mortgage Loans pursuant to clause (a) above shall be conditioned upon the unpaid Principal Balances of such Mortgage Loans, at the time of any such repurchase, aggregating less than 10% of the aggregate Principal Balances thereof as of the Cut-off Date.

                  Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning. If the terms hereof are inconsistent with the Agreement, the Agreement shall control.

                  Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid or obligatory for any purpose.

                  The recitals contained herein shall be taken as statements of the Depositor and not of the Trustee. The Trustee assumes no responsibility for the correctness of the statements contained in this Certificate and makes no representation as to the validity or sufficiency of the Agreement, this Certificate, any Mortgage Loan or any related document.

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


                                 U.S. BANK NATIONAL ASSOCIATION, solely
                                 as Trustee and not individually



                                 By:_______________________________________
                                              Authorized Officer



                         CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Agreement.

Date: February __, 2001



U.S. BANK NATIONAL ASSOCIATION,
as Trustee



By:
   -----------------------------------------
           Authorized Officer

                                  ASSIGNMENT
                  FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto __________________________________________________________
_______________________________________________________________________________
(Please print or typewrite name and address, including postal zip code, or assignee) the undivided interest in the Trust Fund evidenced by the within Certificate and hereby authorize(s) the transfer of registration of such interest to the assignee on the Certificate Register.

                  I (we) further direct the Trustee to issue a new Certificate of the same Class and of a like Initial Certificate Principal Balance and undivided interest in the Trust Fund to the above-named assignee and to deliver such Certificate to the following address:


______________________________________________________________________________
______________________________________________________________________________

Dated:
      ------------------------------

------------------------------------      ------------------------------------
Social Security or                        Signature by or on behalf of assignor
other Tax Identification               (signature must be signed as registered)

No. of Assignee

                                     -------------------------------
                                     Signature Guaranteed




                           DISTRIBUTION INSTRUCTIONS

                  The assignee should include the following for the information of the Servicer:

                  Distribution shall be made by check mailed to ______________ ______________________________________________________________________________,
or if the aggregate initial Certificate Principal Balance of Certificates of this Class held by the Holder is at least $2,500,000 or the Percentage
Interest within such Class is 100%, and the Trustee shall have received appropriate wiring instructions in accordance with the Agreement, by wire transfer in immediately available funds to __________________________ the account of, ________________________ account number ________________. This information is provided by the assignee named above, or its agent.

                                   EXHIBIT G

                          FORM OF CLASS R CERTIFICATE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE"). THIS CERTIFICATE MAY NOT BE TRANSFERRED TO A NON-UNITED STATES PERSON.

THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. OR THE TRUSTEE REFERRED TO BELOW, OR OF ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENT AGENCY OR INSTRUMENTALITY.

ANY SALE, TRANSFER OR OTHER DISPOSITION OF THIS CLASS R CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE TRUSTEE TO THE EFFECT THAT (1) SUCH TRANSFEREE AGREES TO BE BOUND BY THE TERMS OF THE AGREEMENT AND ALL RESTRICTIONS SET FORTH ON THE FACE HEREOF, (2) SUCH TRANSFEREE IS NOT EITHER (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE, (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B) OR (C) BEING HEREINAFTER REFERRED TO AS A "DISQUALIFIED ORGANIZATION") OR (D) AN AGENT OF A DISQUALIFIED ORGANIZATION, AND (3) NO PURPOSE OF SUCH TRANSFER IS TO ENABLE THE TRANSFEROR TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX. SUCH AFFIDAVIT SHALL INCLUDE CERTAIN REPRESENTATIONS AS TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR A PLAN SUBJECT TO SECTION 4975 OF THE CODE, OR, IF THE PURCHASER IS AN INSURANCE COMPANY, A REPRESENTATION IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN OR AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO ERISA OR TO THE CODE WITHOUT THE OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.

                   MORTGAGE-BACKED PASS-THROUGH CERTIFICATE
                           SERIES 2001-WM2, CLASS R

Evidencing an undivided interest in a Trust Fund whose assets consist of a pool of fixed-rate, conventional mortgage loans secured by first liens on one- to four-family, residential real properties and certain other property held in trust transferred by

                  CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
Certificate No.                                                                 PERCENTAGE INTEREST
                                                                                REPRESENTED BY THIS
                                                                                CERTIFICATE _____%

First Distribution Date:                                                        Final Scheduled
March 26, 2001                                                                  Distribution Date:



                  THIS CERTIFIES THAT [_____________________________] is the
registered owner of a beneficial interest in the Trust Fund referred to below consisting of a pool of adjustable-rate conventional mortgage loans secured by first liens on one- to four-family residential real properties (the "Mortgage Loans") and certain other property held in trust transferred to the Trust Fund by Credit Suisse First Boston Mortgage Securities Corp. (the "Depositor"), and certain related property. The Trust Fund was created pursuant to the Pooling and Servicing Agreement, dated as of February 1, 2001 (the "Agreement"), among the Depositor, U.S. Bank National Association, as trustee (the "Trustee", which term includes any successor entity under the Agreement), Washington Mutual Bank fsb, as a seller, Washington Mutual Bank, as a seller, and Washington Mutual Bank, FA, as a seller and servicer, a summary of certain of the pertinent provisions of which is set forth herein. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  No transfer of this Certificate shall be made unless the Trustee shall have received either (i) a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trustee, to the effect that such transferee is not an employee benefit plan subject to Section 406 of ERISA or Section 4975 of the Code, or a person acting on behalf of any such plan or arrangement or using the assets of any such plan or arrangement to effect such transfer, which representation letter shall not be an expense of the Trustee or the Trust Fund, (ii) if the purchaser is an insurance company, a representation that the purchaser is an insurance company which is purchasing such Certificates with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) and that the purchase and holding of such Certificates are covered under PTCE 95-60 or (iii) in the case of any such Certificate presented for registration in the name of an employee benefit plan subject to ERISA, or
Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee of any such plan or any other person acting on behalf of any such plan or arrangement, or using such plan's or arrangement's assets, an Opinion of Counsel satisfactory to the Trustee to the effect that the purchase or holding of such Certificate will not result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Trustee or the Servicer to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee or the Trust Fund. Notwithstanding anything else to the contrary herein, any purported transfer of this Certificate to or on behalf of an employee benefit plan subject to ERISA or to the Code without the Opinion of Counsel satisfactory to the Trustee as described above shall be void and of no effect.

                  This Certificate is one of a duly authorized issue of certificates by Credit Suisse First Boston Mortgage Securities Corp. designated as the Mortgage-Backed Pass-Through Certificates, Series 2001-WM2 (the "Certificates"), which is comprised of the following fourteen Classes:
Class I-A-1, Class I-A-2, Class I-A-3, Class I-P, Class I-S, Class II-A, Class II-S, Class R, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3. Reference is hereby made to the Agreement for a statement of the respective rights thereunder of the Depositor and the Trustee and the Holders of the Certificates and the terms upon which the Certificates are authenticated and delivered. This Certificate represents an interest in the Trust Fund, which Trust Fund consists of, among other things, (i) the Mortgage Loans and all distributions thereon payable after the Cut-off Date, net of certain amounts in accordance with the provisions of the Agreement, (ii) the Certificate Account and the Custodial Account and all amounts deposited therein pursuant to the applicable provisions of the Agreement, net of any investment earnings thereon, (iii) the interest of the Trust Fund in any insurance policies with respect to the Mortgage Loans, (iv) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid property.

                  The Trustee shall distribute from the Certificate Account, to the extent of available funds, on the 21st day of each calendar month, or, if such 21st day is not a Business Day, the Business Day immediately following such 21st day (each, a "Distribution Date"), commencing March 26, 2001, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (each, a "Record Date"), a principal amount equal to the product of the Percentage Interest evidenced by this Certificate and that portion of the Available Distribution Amount that is allocated to principal on such Class of Certificates on such Distribution Date.

                  This Class R Certificate is entitled to distributions of principal and interest in respect of principal or interest on the Mortgage Loans in the Trust Fund in accordance with the terms of the Agreement.

                  Not later than each Distribution Date, the Trustee will send to each Certificateholder a statement containing information relating to the Mortgage Loans and payments made to Certificateholders.

                  The Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Sellers, the Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor and the Trustee with the consent of the Holders of Certificates evidencing Voting Rights aggregating not less than 66-2/3% of the Voting Rights of all the Certificates; provided, however, that no such amendment may
(i) reduce in any manner the amount of, delay the timing of or change the manner in which payments received on Mortgage Loans are required to be distributed in respect of any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interests of the Holders of a Class of Certificates in a manner other than in (i) above without the consent of the Holders of Certificates evidencing not less than 66-2/3% of the Voting Rights of such Class and (iii) reduce the aforesaid percentages of Voting Rights, the holders of which are required to consent to any such amendment, without the consent of 100% of the Holders of Certificates of the Class affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the Depositor, the Sellers, the Servicer and the Trustee to amend certain terms and conditions set forth in the Agreement without the consent of Holders of the Certificates. At any time that any of the Certificates are outstanding, 98% percent of all Voting Rights will be allocated to the Holders of the Certificates (other than the Class R Certificates and the Class S Certificates), in proportion to their then outstanding Certificate Principal Balances, 1% of all Voting Rights will be allocated to the Holders of the Class S Certificates and 1% of all Voting Rights will be allocated to the Holders of the Class R Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable on the Certificate Register upon surrender of this Certificate for registration of transfer at the office or agency of the Trustee designated therefor, duly endorsed by, or accompanied by a written instrument of transfer in a form satisfactory to the Trustee duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class and of authorized denominations, and for the same aggregate interest in the Trust Fund will be issued to the designated transferee or transferees.

                  The Class R Certificates will be issued in fully registered form in minimum Percentage Interests of 20% and integral multiples thereof. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates of the same Class and of authorized Percentage Interests evidencing a like aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No service charge will be made for such registrations of transfers or exchanges, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Trustee and any agent of the Trustee may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee nor any such agent thereof shall be affected by notice to the contrary.

                  Pursuant to the Agreement, the Depositor will make an election to treat the Trust as two real estate mortgage investment conduits (each, a "REMIC") for federal income tax purposes. The Class R Certificates will be the "residual interest" in each REMIC, and all other Classes of Certificates will constitute the "regular interests" in each REMIC.

                  The obligations and responsibilities of the Depositor and the Trustee created by the Agreement will terminate upon the earlier of (a) the purchase by the Majority Class R Holder from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates, or (b) the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan. As provided in the Agreement, the right to purchase all Mortgage Loans pursuant to clause (a) above shall be conditioned upon the unpaid Principal Balances of such Mortgage Loans, at the time of any such repurchase, aggregating less than 10% of the aggregate Principal Balances thereof as of the Cut-off Date.

                  Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning. If the terms hereof are inconsistent with the Agreement, the Agreement shall control.

                  Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid or obligatory for any purpose.

                  The recitals contained herein shall be taken as statements of the Depositor and not of the Trustee. The Trustee assumes no responsibility for the correctness of the statements contained in this Certificate and makes no representation as to the validity or sufficiency of the Agreement, this Certificate, any Mortgage Loan or any related document.

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


                                 U.S. BANK NATIONAL ASSOCIATION, solely
                                 as Trustee and not individually



                                 By:
                                   -----------------------------------------
                                                Authorized Signatory



                         CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Agreement.

Date: February __, 2001



U.S. BANK NATIONAL ASSOCIATION,
as Trustee



By:
   -----------------------------------------
           Authorized Signatory

                                  ASSIGNMENT

                  FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto ________________________________________________________
____________________________________________ (Please print or typewrite name and address, including postal zip code, or assignee) the undivided interest in the Trust Fund evidenced by the within Certificate and hereby authorize(s) the transfer of registration of such interest to the assignee on the Certificate Register.

         I (we) further direct the Trustee to issue a new Certificate of the same Class and of a like Initial Certificate Principal Balance and undivided interest in the Trust Fund to the above-named assignee and to deliver such Certificate to the following address:


______________________________________________________________________________
______________________________________________________________________________


Dated:
     ----------------------------

-------------------------------      -------------------------------------
Social Security or                   Signature by or on behalf of assignor
other Tax Identification            (signature must be signed as registered)

No. of Assignee
                                   ______________________________________
                                   Signature Guaranteed




                           DISTRIBUTION INSTRUCTIONS

                  The assignee should include the following for the information of the Servicer:

                  Distribution shall be made by check mailed to ______________ ______________________________________________________________________________,
or if the aggregate initial Certificate Principal Balance of Certificates of this Class held by the Holder is at least $2,500,000 or the Percentage
Interest within such Class is 100%, and the Trustee shall have received appropriate wiring instructions in accordance with the Agreement, by wire transfer in immediately available funds to _______________________ the account of, _________________________ account number ____________________. This information is provided by the assignee named above, or its agent.

                                   EXHIBIT H

                          SCHEDULE OF MORTGAGE LOANS

                                   EXHIBIT I

                   FORM OF INITIAL CERTIFICATION OF TRUSTEE

                           [_________________, 200_]

Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue, 5th Floor
New York, New York  10010

Washington Mutual Bank, FA
Washington Mutual Bank fsb
Washington Mutual Bank
1201 Third Avenue
Seattle, Washington 98101

                  Re: Pooling and Servicing Agreement ("Pooling and Servicing Agreement") relating to Mortgage-Backed Pass-Through Certificates, Series 2001-WM2

Ladies and Gentlemen:

                  In accordance with and subject to the provisions of Section
2.02 of the Pooling and Servicing Agreement, the undersigned, as Trustee, hereby certifies that, except for the exceptions noted on the schedule attached hereto, it has (a) received an original Mortgage Note with respect to each Mortgage Loan listed on the Mortgage Loan Schedule and (b) received an original Mortgage (or a certified copy thereof) with respect to each Mortgage Loan listed on the Mortgage Loan Schedule in accordance with Section 2.01 of the Pooling and Servicing Agreement. The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically mentioned above. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents delivered in accordance with Section 2.01 of the Pooling and Servicing Agreement or any of the Mortgage Loans identified in the Mortgage Loan Schedule, or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.

                  The Trustee acknowledges receipt of notice that the Depositor has granted to the Trustee for the benefit of the Certificateholders a security interest in all of the Depositor's right, title and interest in and to the Mortgage Loans.

                  Capitalized terms used herein without definition shall have the meaning assigned to them in the Pooling and Servicing Agreement.

                                  U.S. BANK NATIONAL ASSOCIATION,
                                  as Trustee


                                  By:
                                     -------------------------------------
                                     Authorized Representative

                                   EXHIBIT J

                    FORM OF FINAL CERTIFICATION OF TRUSTEE

                                    [date]

Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue, 5th Floor
New York, New York 10010

Washington Mutual Bank, FA
Washington Mutual Bank fsb
Washington Mutual Bank
1201 Third Avenue
Seattle, Washington 98101



                  Re: Pooling and Servicing Agreement ("Pooling and Servicing Agreement") relating to Mortgage-Backed Pass-Through Certificates, Series 2001-WM2

Ladies and Gentlemen:

         In accordance with and subject to the provisions of Section 2.02 of the above-referenced Pooling and Servicing Agreement the undersigned, as Trustee, hereby certifies that, except for the exceptions noted on the schedule attached hereto, as to each Mortgage Loan listed in the Mortgage Loan
Schedule it has reviewed the Mortgage File and has determined that (based solely on its review of each such documents on its face) (i) all documents described in clauses (i)-(v) of Section 2.01 of the Pooling and Servicing Agreement are in its possession, (ii) such documents have been reviewed by it and have not been mutilated, damaged, defaced, torn or otherwise physically altered and such documents relate to such Mortgage Loan and (iii) each Mortgage Note has been endorsed and each assignment of Mortgage has been delivered as provided in Section 2.01 of the Pooling and Servicing Agreement. The Trustee has made no independent examination of any documents required to be delivered in accordance with Section 2.01 of the Pooling and Servicing Agreement beyond the review specifically required therein. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents required to be delivered in accordance with Section 2.01 of the Pooling and Servicing Agreement or any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.

         Capitalized terms used herein without definition have the meanings ascribed to them in the Pooling and Servicing Agreement.

                                  U.S. BANK NATIONAL ASSOCIATION,
                                  as Trustee


                                  By:
                                     ---------------------------------------
                                     Authorized Representative

                                   EXHIBIT K

                          FORM OF REQUEST FOR RELEASE

                                    [date]

To:  U.S. Bank National Association

                  In connection with the administration of the Mortgage Loans held by you as Trustee under the Pooling and Servicing Agreement dated as of February 1, 2001, between Credit Suisse First Boston Mortgage Securities Corp., as Depositor, Washington Mutual Bank fsb, as a seller, Washington Mutual Bank, as a seller, Washington Mutual Bank, FA, as a seller and servicer, and you, as Trustee (the "Pooling and Servicing Agreement"), the undersigned hereby requests a release of the Mortgage File held by you as Trustee with respect to the following described Mortgage Loan for the reason indicated below.

Mortgagor's Name:

Address:

Loan No.:

Reason for requesting file:

____          1.      Mortgage Loan paid in full.
                      (The Servicer hereby certifies that all amounts received in connection with the Mortgage Loan have been or will be credited to the Custodial Account pursuant to the Pooling and Servicing Agreement.)

____          2.      Mortgage Loan repurchased.
                      (The Servicer hereby certifies that the Purchase Price has been credited to the Custodial Account pursuant to the Pooling and Servicing Agreement.)

____          3.      The Mortgage Loan is being foreclosed.

____          4.      Other.  (Describe)

                  The undersigned acknowledges that the above Mortgage File will be held by the undersigned in accordance with the provisions of the Pooling and Servicing Agreement and will be returned, except if the Mortgage Loan has been paid in full or repurchased (in which case the Mortgage File will be retained by us permanently) when no longer required by us for such purpose.

                  Capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

                                       WASHINGTON MUTUAL BANK, FA

                                       By:
                                          ----------------------------------
                                          Name:
                                          Title:

                                  EXHIBIT L
                    FORM OF INVESTOR REPRESENTATION LETTER
                                    [date]

Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue, 5th Floor
New York, New York  10010

U.S. Bank National Association
180 East Fifth Street
St. Paul, MN 55101
                  Re:  Mortgage-Backed Pass-Through Certificates,
                       Series 2001-WM2

Ladies and Gentlemen:

                  [              ] (the "Purchaser") intends to purchase the
Mortgage-Backed Pass-Through Certificates, Series 2001-WM2 [Class B-__] (together, the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of February 1, 2001 among Credit Suisse First Boston Mortgage Securities Corp., as Depositor (the "Company"), Washington Mutual Bank fsb, as a seller, Washington Mutual Bank, as a seller, Washington Mutual Bank, FA, as a seller and servicer, and U.S. Bank National Association, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

                  1. The Purchaser understands that (a) the Certificates have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the "Act") or any state securities law, (b) the Company is not required to so register or qualify the Certificates, (c) the Certificates may be resold only if registered and qualified pursuant to the provisions of the Act or any state securities law, or if an exemption from such registration and qualification is available, (d) the Pooling and Servicing Agreement contains restrictions regarding the transfer of the Certificates and (e) the Certificates will bear a legend to the foregoing effect.

                  2. The Purchaser is acquiring the Certificates for its own account for investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Act or any applicable state securities laws.

                  3. The Purchaser is (a) a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Certificates, such that it is capable of evaluating the merits and risks of investment in the Certificates, (b) able to bear the economic risks of such an investment and (c) either (i) a "qualified institutional buyer" within the meaning of Rule 144A under the rules and regulations of the Securities and Exchange Commission under the Act or (ii) an "accredited investor" within the meaning of Rule 501(a) promulgated pursuant to the Act.

                  4. The Purchaser has been furnished with, and has had an opportunity to review (a) a copy of the Pooling and Servicing Agreement and
(b) such other information concerning the Certificates, the Mortgage Loans and the Company as has been requested by the Purchaser from the Company or the Seller and is relevant to the Purchaser's decision to purchase the Certificates. The Purchaser has had any questions arising from such review answered by the Company or the Seller to the satisfaction of the Purchaser.

                  5. The Purchaser has not and will not nor has it authorized or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner or (e) take any other action, that (as to any of (a) through (e) above) would constitute a distribution of any Certificate under the Act, that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Purchaser will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

                  6. The Purchaser

                  (a) is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan; or

                  (b) is an insurance company, the source of funds to be used by it to purchase the Certificates is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Section III of PTCE 95-60.

                                  Very truly yours,

                                  [Purchaser]


                                  By:
                                     ------------------------------------
                                     Name:
                                     Title:

                                   EXHIBIT M

                   FORM OF TRANSFEROR REPRESENTATION LETTER

                                    [date]

Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue, 5th Floor
New York, New York  10010

U.S. Bank National Association
180 East Fifth Street
St. Paul, MN 55101

         Re:  Mortgage-Backed Pass-Through Certificates, Series 2001-WM2

Ladies and Gentlemen:

                  In connection with the sale by [________________________]
(the "Seller") to [_____________________] (the "Purchaser") the Mortgage-Backed Pass-Through Certificates, Series 2001-WM2 [Class B-__] (together, the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of February 1, 2001 among Credit Suisse First Boston Mortgage Securities Corp., as Depositor (the "Company"), Washington Mutual Bank fsb, as a seller, Washington Mutual Bank, as a seller, Washington Mutual Bank, FA, as a seller and servicer, and U.S. Bank National Association, as trustee (the "Trustee"), the Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

                  Neither the Seller nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) has made any general solicitation by means of general advertising or in any other manner, or (e) has taken any other action, that (as to any of (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933 (the "Act"), that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Seller will not act, in any manner set forth in the foregoing sentence with respect to any Certificate. The Seller has not and will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

                                   Very truly yours,

                                   [Seller]

                                   By:
                                      -------------------------------------
                                      Name:
                                      Title:

                                   EXHIBIT N

               FORM OF INVESTOR TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF          )
                  : ss.:
COUNTY OF         )

                  [NAME OF OFFICER], being first duly sworn, deposes and says:

                  1. That he is [Title of Officer] or [Name of Owner] (record or beneficial owner (the "Owner") of the Class R Certificates (the "Class R Certificates")), a [savings institution] [corporation] duly organized and
existing under the laws of [the State of                       ] [the United
States], on behalf of which he makes this affidavit and agreement.

                  2. That the Owner (i) is not and will not be a "disqualified organization" as of [date of transfer] within the meaning of Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the "Code"), (ii) will endeavor to remain other than a disqualified organization for so long as it retains its ownership interest in the Class R Certificates, and (iii) is acquiring the Class R Certificates for its own account or for the account of another Owner from which it has received an affidavit and agreement in substantially the same form as this affidavit and agreement. A "Permitted Transferee" is any person other than a "disqualified organization". (For this purpose, a "disqualified organization" means the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

                  3. That the Owner is aware (i) of the tax that would be imposed on transfers of Class R Certificates to disqualified organizations under the Code; (ii) that such tax would be on the transferor, or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a non-Permitted Transferee, on the agent; (iii) that the person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is a Permitted Transferee and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class R Certificates may be "noneconomic residual interests" within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, if a significant purpose of the transfer was to enable the transferor to impede the assessment or collection of tax.

                  4. That the Owner is aware of the tax imposed on a "pass-through entity" holding Class R Certificates if at any time during the taxable year of the pass-through entity a non-Permitted Transferee is the record holder of an interest in such entity. (For this purpose, a "pass through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

                  5. That the Owner is aware that the Trustee will not register the Transfer of any Class R Certificates unless the transferee, or the transferee's agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

                  6. That the Owner has reviewed the restrictions set forth on the face of the Class R Certificates and the provisions of Section 6.02 of the Pooling and Servicing Agreement under which the Class R Certificates were issued. The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

                  7. That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class R Certificates will only be owned, directly or indirectly, by an Owner that is a Permitted Transferee.

                  8. That the Owner's Taxpayer Identification Number
is                             .

                  9. That the Owner is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States, any State thereof or the District of Columbia, or an estate or trust whose income from sources without the United States is includable in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.

                  10. That no purpose of the Owner relating to the purchase of the Class R Certificate by the Owner is or will be to impede the assessment or collection of tax.

                  11. That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding.

                  12. That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Certificates remain outstanding.

                  13. That no purpose of the Owner relating to any sale of the Class R Certificate by the Owner will be to impede the assessment or collection of tax.

                  14. The Owner hereby agrees to cooperate with the Trustee and to take any action required of it by the Code or Treasury regulations thereunder (whether now or hereafter promulgated) in order to create or maintain the REMIC status of the Trust Fund.

                  15. That the Owner

                  (a) is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan; or

                  (b) is an insurance company, the source of funds to be used by it to purchase the Certificates is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Section III of PTCE 95-60.

                  16. The Owner hereby agrees that it will not take any action that could endanger the REMIC status of the Trust Fund or result in the imposition of tax on the Trust Fund unless counsel for, or acceptable to, the Trustee has provided an opinion that such action will not result in the loss of such REMIC status or the imposition of such tax, as applicable.

                  17. The Owner has provided financial statements or other financial information requested by the transferor in connection with the transfer of the Residual Certificates to permit the transferor to assess the financial capability of the Owner to pay any such taxes.

                  IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this ____ day of ___________.

                                    [NAME OF OWNER]



                                    By:
                                       ------------------------------------
                                       [Name of Officer]
                                       [Title of Officer]

[Corporate Seal]

ATTEST:


___________________________
[Assistant] Secretary



                  Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

                  Subscribed and sworn before me this _____ day of
_______________________.




                                 ____________________________________
                                 NOTARY PUBLIC



                                 COUNTY OF __________________________
                                 STATE OF  __________________________




                                 My Commission expires the _____day of
                                 _______________________, 20____.

                                   EXHIBIT O

                         FORM OF TRANSFER CERTIFICATE

                                    [date]

Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue, 5th Floor
New York, New York 10010

[_____________________]
[_____________________]
[_____________________]

                  Re: Mortgage-Backed Pass-Through Certificates, Series 2001-WM2, Class R (the "Certificates")

Ladies and Gentlemen:

                  This letter is delivered to you in connection with the sale by _________________ (the "Seller") to ____________________________________
(the "Purchaser") of a _______% Percentage Interest in the above referenced Certificates, pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of February 1, 2001 among Credit Suisse First Boston Mortgage Securities Corp. as depositor (the "Depositor"), U.S. Bank National Association, as trustee (the "Trustee") Washington Mutual Bank fsb, as a seller, Washington Mutual Bank, as a seller, and Washington Mutual Bank, FA, as a seller and servicer. All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Seller hereby certifies, represents and warrants to, and covenants with, the Depositor and the Trustee that:

                  1. No purpose of the Seller relating to sale of the Certificate by the Seller to the Purchaser is or will be to enable the Seller to impede the assessment or collection of any tax.

                  2. The Seller understands that the Purchaser has delivered to the Trustee a transfer affidavit and agreement in the form attached to the Pooling and Servicing Agreement as Exhibit K. The Seller does not know or believe that any representation contained therein is false.

                  3. The Seller has no actual knowledge that the proposed Transferee is not a Permitted Transferee.

                  4. The Seller has no actual knowledge that the Purchaser would be unwilling or unable to pay taxes due on its share of the taxable income attributable to the Certificate.

                  5. The Seller has conducted a reasonable investigation of the financial condition of the Purchaser and, as a result of the investigation, found that the Purchaser has historically paid its debts as they came due, and found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they come due in the future.

                  6. The Purchaser has represented to the Seller that, if the Certificate constitutes a noneconomic residual interest, it (i) understands that as holder of a noneconomic residual interest it may incur tax liabilities in excess of any cash flows generated by the interest, and (ii) intends to pay taxes associated with its holding of the Certificate as they become due.

                                    Very truly yours,


                                    [SELLER]


                                    By:____________________________________
                                       Name:
                                       Title: